Table of Contents

Letter to Shareholders ...................................................   1

MassMutual Prime Fund
  Portfolio Manager Report ...............................................   3
  Portfolio of Investments ...............................................   5
  Financial Statements ...................................................   7

MassMutual Short-Term Bond Fund
  Portfolio Manager Report ...............................................  10
  Portfolio of Investments ...............................................  13
  Financial Statements ...................................................  16

MassMutual Core Bond Fund
  Portfolio Manager Report ...............................................  20
  Portfolio of Investments ...............................................  23
  Financial Statements ...................................................  27

MassMutual Balanced Fund
  Portfolio Manager Report ...............................................  31
  Portfolio of Investments ...............................................  33
  Financial Statements ...................................................  38

MassMutual Value Equity Fund
  Portfolio Manager Report ...............................................  42
  Portfolio of Investments ...............................................  45
  Financial Statements ...................................................  47

MassMutual Small Cap Value Equity Fund
  Portfolio Manager Report ...............................................  51
  Portfolio of Investments ...............................................  54
  Financial Statements ...................................................  56

MassMutual International Equity Fund
  Portfolio Manager Report ...............................................  60
  Portfolio of Investments ...............................................  63
  Financial Statements ...................................................  65

Notes to Financial Statements ............................................  69

--------------------------------------------------------------------------------

MassMutual Institutional Funds - Letter to Shareholders

--------------------------------------------------------------------------------

To Our
Shareholders

[PHOTO OF STUART H. REESE APPEARS HERE]

Stuart H. Reese

"The same forces that drove the economy's growth in the first half of the year will shape this year's outcome."

                                                               July 31, 1998

The U.S. Economy Continues to Expand

We are now eight years into the current U.S. economic expansion, and judging from continued strong performance in the first half of 1998, this should be another year of impressive economic growth. A combination of forces shaped the first half: strong economic fundamentals, favorable price performance, a dramatically improved landscape for the nation's budget (now anticipating a surplus of $80 billion or more for fiscal year 1998), the Federal Reserve's steady hold on monetary policy, a competitive wage and price environment, and the economic and financial crisis in Southeast Asia.

Increased spending for consumption, housing and producers' durable equipment drove expansion in the first six months of the year. Households spent more, encouraged by low unemployment and growth in personal income. Business inventories also rose sharply early in the year, contributing to the economy's growth in the first quarter. Inventory growth has since slowed significantly and detracted from economic gains in the second quarter. The only other drag on performance was flat net exports, almost certainly a backlash of the Asian crisis.

Amidst Troubles in Asia

The economic and financial problems that have plagued Southeast Asia for the past year have continued to make for volatile and uncertain times in the U.S. and global financial markets. The key players in the Asian region are Japan and China, both facing economic hardship and currency devaluation. Though Japan has been working to restore its failed banking system, the nation faces the bigger problem of stimulating its economy - now with a budget deficit near 6 percent of Gross Domestic Product. Clearly, Japan's financial woes are far from being solved and, as such, the world's economies and markets will sit with a watchful eye over the coming months.

Large Capitalization U.S. Stocks Soar

During the first six months of 1998, the U.S. stock market continued to make great strides, with large capitalization stocks leading the pack. As of June 30, 1998, the S&P 500 Index was up 17.71 percent, versus the Russell 2000 Index of small stocks which returned a modest 4.93 percent.

The "flight to quality" that the market has been experiencing since last year has continued to benefit large cap growth stocks, while hindering the performance of smaller, value-oriented stocks. As investors became more concerned about deteriorating conditions in Asia and the possible impact on commodity prices, competition and economic activity, they favored large-cap stocks over small-cap stocks for their durability and liquidity.

Bond Returns Varied

The Treasury yield curve continued to flatten over the past six months, and as a result, corporate bonds, mortgage-backed and asset-backed securities delivered varied, and less impressive, returns than U.S. Treasuries.

Even as corporate spreads widened, low interest rates and investor cash flow was positive for the corporate bond market. New issuance of investment-grade corporate bonds was extremely high- $197 billion in the first six months of 1998, compared to $272 billion issued in total for 1997.

Managing the Risks Abroad

The same forces that drove the economy's growth in the first half of the year will shape this year's outcome. However, the instability in Asia, which is far from being resolved, is becoming more influential to the behavior of the U.S. dollar, the economy and the financial markets. As the events in Asia unfold--good or bad--the domestic markets may experience increased levels of volatility.

                                                                     (Continued)

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders (Continued)
--------------------------------------------------------------------------------

How MassMutual and the Sub-Advisors manage these risk factors is to focus, as we always have, on building portfolios with carefully selected, well-researched stocks and bonds that represent long-term opportunities. This approach is designed to help protect capital in bear markets and reap the rewards of bull markets.


/s/ Stuart H. Reese

Stuart H. Reese
President
MassMutual Institutional Funds

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment       The objective and policies of the Fund are to:
objective and policies        . maximize current income to the extent
for the MassMutual            consistent with liquidity and the preservation of
Prime Fund?                   capital
                              . invest in a diversified portfolio of money market instruments
                              . invest in high quality debt instruments with remaining maturity not to exceed 397 days
                              Note: This is not a money market fund.

How did the Fund              The Fund's Class S shares delivered a return of
perform during the first      2.64 percent for the six-month period, outpacing
half of 1998?                 Lipper Analytical's Money Market fund average,
                              which returned 2.42 percent. Over the past six months, the Fund's Class S shares' total rate of return for the trailing 12-month period surpassed the Lipper average by at least 43, to as much as 49 basis points. Our performance is owed to the Fund's investments in Tier 2 securities (rated A or BBB for credit quality), which typically pay a higher level of income than higher rated, Tier 1 securities (rated AA or AAA). This investment parameter focuses on our analytical strengths related to credit assessment and selection.

How would you                 Low interest rates continued to help fuel the U.S.
characterize your             expansion, now in its eighth year. The benefit of
market environment            low interest rates has been most evident in
during that six-month         housing, where low mortgage rates have made buying
period?                       a home more affordable. Housing had a positive
                              impact on the economy through increased
                              construction and consumer buying of everything from new furniture and appliances to home fix-up goods. The Federal Fund's rate (the interest rate charged by banks to other banks for overnight loans) was held steady at 5.5 percent.

                              During the first quarter, the economy expanded at a rate of 5.4 percent, the fastest we have seen in two years. Inflation remained almost imperceptible, as increased productivity growth has helped offset the tight labor markets. Unemployment fell as low as 4.3 percent-comparable to the unemployment rate in Japan. This was truly a record-breaking event, since the U.S. unemployment rate has historically run four or more percentage points higher than in Japan.

                              Another record-breaking event is that the federal government is approaching its first surplus in decades. The 30-Year U.S. Treasury bond fell during the first half of this year to the lowest yield, 5.57 percent, since the government began selling the 30-year bond slightly over 20 years ago.

                              The Consumer Price Index rose at a 1.5 annual percentage rate during the first half of 1998, down modestly from 1997. Meanwhile, the Producer Price Index has fallen this year, pushed lower by the strength of the U.S. dollar and lower prices for imported goods due to the problems in Japan.

What was the Fund's           During the first half of 1998, the Fund's holdings
portfolio positioning         in Tier 2 commercial paper ranged from a low of 89
during that time, and         percent of the portfolio, to a high of 94 percent.
how did it benefit the        Conversely, our holdings in Tier 1 commercial
Fund?                         paper ranged from a low of 6 percent to a high of
                              11 percent. The portfolio's growth in assets over 1997 year-end increased 9.8 percent for a total of $250.4 million in assets as of June 30, 1998.

                              The average life for the portfolio, which we try to keep in line with the IBC/Donohue Universe, an index that tracks the performance, assets, average maturities and portfolio composition of taxable and tax-free money market funds, ranged between 52 and 57 days, was just short of the IBC average. At the end of June, the Fund's average maturity was 54 days, versus 57 for the IBC benchmark. We lengthened our average life in March and April when commercial paper rates increased slightly. For the most part, short rates were fairly static during the first half of 1998, with the average A2/P2 commercial paper rate for the six months ended in June ranging from 5.60 to 5.72 percent. Increasing our average life in the spring helped us take advantage of the higher yields in the market, and put us more in line with the IBC/Donohue universe.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook          The U.S. domestic economy continues to chug along
for the second half of        without any real problems. However, the Asian
1998?                         problems that started in 1997 continue to be a
                              controlling factor of our market's direction. The
                              Japanese Yen and the Japanese economy continue to be pummeled. While we are reporting our first surplus in 29 years, Japan is reporting its worst budget deficit since World War II. Obviously, one big concern in Japan is the bank loan problem, which is estimated to be about five times worse than the U.S. banking crisis of the 1980s which was also due to loan deterioration. We also have the other Asian economies--Thailand, Korea and China,--as well as Russia, to watch in the second half.

                              The second half of 1998 will likely be a continuation of the `flight to quality' story of the first half--that is, a flight out of the Asian markets and a flight into U.S. Treasuries and the U.S. dollar. As always, we will use our credit expertise to select high quality Tier 2 securities that allow us to capitalize on the competitive yields in this market.

--------------------------------------------------------------------------------
 Growth of a $10,000 Investment

 Hypothetical Investments in MassMutual Prime Fund
 Class S and 91-day Treasury Bills

 ------------------------------------------------------------------------------
   MassMutual Prime Fund
   Total Return         Year-to-date         One Year         Average Annual
                      1/1/98 - 6/30/98   7/1/97 - 6/30/98    10/3/94 - 6/30/98

   Class S                  2.64%              5.42%                5.44%
 ------------------------------------------------------------------------------
   91-Day
   Treasury Bills           2.55%              5.23%                5.29%
 ------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

Date                                   Class S          T-Bills
----                                   -------          -------

10/3/94                                $10,000          $10,000
12/94                                   10,126           10,112
6/95                                    10,419           10,384
12/95                                   10,711           10,671
6/96                                    10,982           10,932
12/96                                   11,272           11,209
6/97                                    11,566           11,489
12/97                                   11,880           11,785
6/98                                    12,194           12,166


 Hypothetical Investments in MassMutual Prime Fund
 Class A and Class Y and 91-day Treasury Bills

 ------------------------------------------------------------------------------
   MassMutual Prime Fund
   Total Return         Year-to-date
                      1/1/98 - 6/30/98

   Class A                  2.30%
   Class Y                  2.50%
 ------------------------------------------------------------------------------
   91-Day                   2.55%
   Treasury Bills
 ------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date                  Class A          Class S          T-Bills
----                  _______          -------          -------

12/97                 $10,000          $10,000          $10,000
1/98                   10,040           10,040           10,043
2/98                   10,070           10,080           10,083
3/98                   10,110           10,130           10,124
4/98                   10,150           10,170           10,168
5/98                   10,190           10,210           10,211
6/98                   10,230           10,250           10,255

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund's shares are not guaranteed.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MassMutual Prime Fund - Portfolio of Investments

-------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998



                     Principal
                      Amount    Market Value
                      ------    ------------

SHORT-TERM INVESTMENTS -- 101.0%
Commercial Paper -- 100.5%

AirTouch
 Communications, Inc.
 5.630% 7/06/1998   $ 1,025,000  $ 1,024,198

AirTouch
 Communications, Inc.
 5.650% 7/15/1998     5,700,000    5,687,476

Carter Holt Harvey
 Limited
 5.670% 8/11/1998     1,770,000    1,758,570

Carter Holt Harvey
 Limited
 5.680% 8/03/1998     3,215,000    3,198,261

Carter Holt Harvey
 Limited
 5.690% 8/14/1998     4,800,000    4,766,619

Central and South
 West Corporation
 5.700% 7/14/1998     6,900,000    6,885,798

Comdisco, Inc.
 5.650% 10/08/1998    3,690,000    3,632,159

Comdisco, Inc.
 5.700% 7/29/1998       470,000      467,917

Comdisco, Inc.
 5.730% 7/20/1998     5,700,000    5,682,762

ConAgra, Inc.
 5.630% 9/28/1998     6,015,000    5,930,239

Cox Enterprises, Inc.
 5.640% 7/24/1998     5,480,000    5,460,253

Cox Enterprises, Inc.
 5.650% 7/22/1998     2,795,000    2,785,788

Cox Enterprises, Inc.
 5.750% 9/22/1998     2,100,000    2,072,402

Crown Cork & Seal
Company, Inc.
 5.650% 7/16/1998     4,000,000    3,990,584

Crown Cork & Seal
Company, Inc.
 5.710% 7/08/1998     3,400,000    3,396,225

Crown Cork & Seal
Company, Inc.
 5.710% 8/28/1998     2,340,000    2,318,473

CSX Corporation
 5.560% 12/23/1998    1,940,000    1,886,246

CSX Corporation
 5.610% 10/07/1998    1,820,000    1,791,760

CSX Corporation
 5.640% 10/07/1998    6,300,000    6,202,245

Dana Credit
 Corporation
 5.700% 7/10/1998       215,000      214,694

Dana Credit
 Corporation
 5.710% 7/27/1998     7,600,000    7,569,864

Dana Credit
 Corporation
 5.710% 8/06/1998     1,050,000    1,044,171

Dominion Resources,
 Inc.
 5.650% 8/27/1998     2,320,000    2,299,246

Dominion Resources
 Inc.
 5.670% 7/23/1998     5,700,000    5,680,250

Enron Corp.
 5.600% 9/25/1998     3,800,000    3,748,257

Enron Corp.
 5.600% 9/30/1998     4,875,000    4,804,759

Federal Signal Corp.
 5.720% 8/06/1998     6,000,000    5,965,680

Finova Capital
 Corporation
 5.530% 9/11/1998     6,550,000    6,475,330

Finova Capital
 Corporation
 5.540% 10/23/1998    3,200,000    3,142,240

General Motors
 Acceptance
 Corporation
 5.350% 8/17/1998     6,930,000    6,881,597

Humana, Inc.
 5.680% 7/13/1998     3,555,000    3,548,269

Humana, Inc.
 5.710% 7/22/1998     3,865,000    3,852,126

Humana, Inc.
 5.720% 7/13/1998     2,355,000    2,350,510

IMC Global Inc.
 5.700% 7/07/1998     8,915,000    8,906,531

Lockheed Martin
 Corporation
 5.620% 7/10/1998     2,375,000    2,371,663

Lockheed Martin
 Corporation
 5.620% 7/21/1998     5,000,000    4,984,389

Lockheed Martin
 Corporation
 5.640% 7/29/1998     1,270,000    1,264,429

Mallinckrodt Group
 Inc.
 5.660% 8/10/1998     1,865,000    1,853,271

Mallinckrodt Group
 Inc.
 5.670% 9/08/1998     4,175,000    4,129,388

Mallinckrodt Group
 Inc.
 5.690% 8/18/1998     3,965,000    3,934,919

Maytag Corp.
 5.700% 8/10/1998     6,255,000    6,215,385

Mead Corporation
 5.620% 8/24/1998     3,055,000    3,029,246

ORIX Credit Alliance.
 Inc.
 5.650% 7/30/1998     6,070,000    6,042,372

Praxair, Inc.
 5.620% 8/07/1998     4,735,000    4,707,650

Praxair, Inc.
 5.630% 8/28/1998     1,365,000    1,352,619

Public Service
 Electric and Gas
 Company
 5.670% 8/27/1998     2,800,000    2,774,863

Rite Aid Corporation
 5.650% 7/08/1998     1,400,000    1,398,462

Rite Aid Corporation
 5.660% 8/28/1998     6,210,000    6,153,372

Ryder System, Inc.
 5.740% 8/11/1998     3,415,000    3,392,675

Sonat Inc.
 5.620% 10/29/1998    6,655,000    6,528,555

                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      Principal
                       Amount    Market Value
                       ------    ------------

Sonat Inc.
 5.630%  7/17/1998  $ 3,775,000  $ 3,765,554

Textron Financial
 Corporation
 5.670% 10/13/1998    5,580,000    5,488,116

Textron Financial
 Corporation
 5.700% 9/25/1998     2,720,000    2,682,963

Union Oil Company of
 California
 5.650% 9/09/1998     5,700,000    5,636,825

Union Oil Company of
 California
 5.670% 8/20/1998     1,965,000    1,949,526

UOP
 5.550% 10/20/1998    2,000,000    1,964,850

UOP
 5.600% 8/31/1998     8,685,000    8,601,117

Vastar Resources, Inc.
 5.610% 9/04/1998     5,980,000    5,918,456

Vastar Resources, Inc.
 5.630% 8/13/1998     2,475,000    2,458,356

VF Corporation
 5.650% 7/28/1998     5,000,000    4,978,812

VF Corporation
 5.750% 8/19/1998     4,700,000    4,663,216

Western Atlas Inc.
 5.710% 9/03/1998     5,520,000    5,464,064
                                 -----------
                                 249,126,612
                                 ===========




Discount Note -- 0.5%
Federal Farm Credit
 Bank

 5.420% 11/20/1998    1,390,000    1,358,648
                                ------------

TOTAL SHORT-TERM
INVESTMENTS                      250,485,260
                                ============
(Cost $250,503,307)+

TOTAL INVESTMENTS -- 101.0%      250,485,260

Other Assets/
(Liabilities) - (1.0%)            (2,374,776)
                                ------------

NET ASSETS -- 100.0             $248,110,484
                                ============

Notes to Portfolio of Investments
+ Aggregate cost for Federal tax purposes (Note 7)



             The remainder of this page intentionally left blank.


6   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities


                                                                               June 30, 1998
                                                                                (Unaudited)
                                                                              ---------------
Assets:
   Short-term investments, at value (cost $250,503,307) (Note 2) ..........   $   250,485,260
   Cash ...................................................................             2,671
   Receivables from:
     Fund shares sold .....................................................           744,833
                                                                              ---------------
       Total assets .......................................................       251,232,764
                                                                              ---------------
Liabilities:
   Payables for:
     Fund shares redeemed .................................................         2,994,799
     Directors' fees and expenses (Note 3) ................................             5,430
     Affiliates (Note 3):
       Investment management fees .........................................            98,543
       Administration fees ................................................            17,099
       Service fees .......................................................                73
   Accrued expenses and other liabilities .................................             6,336
                                                                              ---------------
       Total liabilities ..................................................         3,122,280
                                                                              ---------------
   Net assets .............................................................   $   248,110,484
                                                                              ===============

Net assets consist of:
   Paid-in capital ........................................................   $   241,554,696
   Undistributed net investment income ....................................         6,593,769
   Accumulated net realized loss on investments ...........................           (19,934)
   Net unrealized depreciation on investments .............................           (18,047)
                                                                              ---------------
                                                                              $   248,110,484
                                                                              ===============

Net assets:
   Class A ................................................................   $       116,950
                                                                              ===============
   Class Y ................................................................   $       239,661
                                                                              ===============
   Class S ................................................................   $   247,753,873
                                                                              ===============

Shares outstanding:
   Class A ................................................................        11,431.654
                                                                              ===============
   Class Y ................................................................        23,374.223
                                                                              ===============
   Class S ................................................................     1,600,292.689
                                                                              ===============

Net asset value, offering price and redemption price per share:
   Class A ................................................................   $         10.23
                                                                              ===============
   Class Y ................................................................   $         10.25
                                                                              ===============
   Class S ................................................................   $        154.82
                                                                              ===============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------


Statement of                                                                  Six months ended
Operations                                                                      June 30, 1998
                                                                                 (Unaudited)
                                                                              ----------------
Investment income:
   Interest ...............................................................   $     7,281,563
                                                                              ---------------
Expenses (Note 1):
   Investment management fees (Note 3) ....................................           564,949
   Custody fees ...........................................................            12,308
   Audit and legal fees ...................................................             2,795
   Directors' fees (Note 3) ...............................................             9,579
                                                                              ---------------
                                                                                      589,631
   Administration fees (Note 3):
     Class A ..............................................................               277
     Class Y ..............................................................               331
     Class S ..............................................................            97,412
   Service fees (Note 3):
     Class A ..............................................................               143
                                                                              ---------------
       Total expenses .....................................................           687,794
                                                                              ---------------
       Net investment income ..............................................         6,593,769
                                                                              ---------------

Realized and unrealized gain (loss):
   Net realized loss on investment transactions ...........................            (1,774)
   Net change in unrealized appreciation (depreciation)
     on investments .......................................................             3,111
                                                                              ---------------
       Net realized and unrealized gain ...................................             1,337
                                                                              ---------------
   Net increase in net assets resulting from operations ...................   $     6,595,106
                                                                              ===============


Statements of                                              Six months ended
Changes in Net                                               June 30, 1998      Year ended
Assets                                                        (Unaudited)    December 31, 1997
                                                           ----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income ................................  $      6,593,769   $    13,484,123
   Net realized loss on investment transactions .........            (1,774)          (11,009)
   Net change in unrealized appreciation (depreciation)
     on investments .....................................             3,111           (13,070)
                                                           ----------------   ---------------
     Net increase in net assets resulting from operations         6,595,106        13,460,044
                                                           ----------------   ---------------

Distributions to shareholders (Note 2):
   From net investment income:
   Class 1(*) ...........................................                --            (4,723)
   Class 2(*) ...........................................                --            (5,393)
   Class 3(*) ...........................................                --            (5,838)
   Class S ..............................................                --       (13,552,104)
                                                           ----------------   ---------------
     Total distributions from net investment income .....                --       (13,568,058)
                                                           ----------------   ---------------

Net fund share transactions (Note 5):
   Class 1(*) ...........................................          (114,317)            4,723
   Class 2(*) ...........................................          (116,325)            5,393
   Class 3(*) ...........................................          (117,417)            5,838
   Class A ..............................................           114,317                --
   Class Y ..............................................           233,742                --
   Class S ..............................................          (203,089)      (17,250,954)
     Increase (Decrease) in net assets from net fund       ----------------   ---------------
      share transactions ................................          (203,089)      (17,235,000)
                                                           ----------------   ---------------
    Total increase (decrease) in net assets .............         6,392,017       (17,343,014)

Net assets:
   Beginning of period ..................................       241,718,467       259,061,481
                                                           ----------------   ---------------
   End of period (including undistributed net investment
     income of $6,593,769 and distributions in excess of
     net investment income of $18,160, respectively) ....  $    248,110,484   $   241,718,467
                                                           ================   ===============

(*)Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                              Class A           Class Y
                                                              -------           -------
                                                             Six months        Six months
                                                            ended 6/30/98     ended 6/30/98
                                                             (Unaudited)       (Unaudited)
                                                              ---------         ---------
Net asset value, beginning of period                           $  10.00          $  10.00
                                                               --------          --------
Income (loss) from investment operations:
 Net investment income                                             0.23***           0.25***
 Net realized and unrealized gain (loss) on investments              --                --
                                                               --------          --------
  Total income (loss) from investment operations                   0.23              0.25
                                                               --------          --------
Net asset value, end of period                                 $  10.23          $  10.25
                                                               ========          ========
Total Return                                                       2.30%             2.50%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                  $117              $240
 Net expenses to average daily net assets                          1.20%*            0.75%*
 Net investment income to average daily net assets                 4.59%*            5.04%*

                                                                                          Class S(1)
                                                              Six months                  ----------
                                                            ended 6/30/98   Year ended    Year ended    Year ended   Period ended
                                                             (Unaudited)     12/31/97      12/31/96      12/31/95    12/31/94/\**
                                                              ---------      --------      --------      --------    ------------
Net asset value, beginning of period                           $ 150.84      $ 151.00      $ 151.06      $ 150.36       $ 150.00
                                                               --------      --------      --------      --------       --------
Income (loss) from investment operations:
 Net investment income                                             3.98***       8.14***       7.85***       8.70***        1.55
 Net realized and unrealized gain (loss) on investments              --         (0.01)         0.06         (0.02)          0.34
                                                               --------      --------      --------      --------       --------
  Total income (loss) from investment operations                   3.98         (8.13)         7.91          8.68           1.89
                                                               --------      --------      --------      --------       --------
Less distributions to shareholders:
 From net investment income                                          --         (8.29)        (7.97)        (7.98)         (1.53)
                                                               --------      --------      --------      --------       --------
Net asset value, end of period                                 $ 154.82      $ 150.84      $ 151.00      $ 151.06       $ 150.36
                                                               ========      ========      ========      ========       ========
Total Return @                                                     2.64%         5.39%         5.24%         5.78%          1.26%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                              $247,754      $241,370      $258,729      $253,936       $170,548
 Net expenses to average daily net assets#                       0.5474%*      0.5399%       0.5160%       0.5160%        0.5160%*
 Net investment income to average daily net assets                 5.25%*        5.25%         5.10%         5.61%          5.01%*

  #Computed after giving effect to the voluntary partial
   waiver of management fee by MassMutual, which terminated
   May 1, 1997. Without this partial waiver of fees by
   MassMutual, the ratio of expenses to average daily net
   assets would have been:                                         N/A         0.5515%       0.5509%       0.5468%        0.5605%*


  /\ All per share amounts for the period have been restated to reflect a 1-for-
     15 reverse stock split effective December 16, 1994.
   * Annualized
  ** For the period from October 3, 1994 (commencement of operations) through
     December 31, 1994.
 *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
  (1)Class S shares were previously designated as Class 4 shares.
   @ Employee retirement benefit plans that invest plan assets in the Separate
     Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment       The objective and policies of the Fund are to:
objective and policies
for the MassMutual            . achieve a high total rate of return primarily
Short-Term Bond               from current income while minimizing fluctuations
Fund?                         in capital values

                              . invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities

                              . maintain duration below three years

                              . diversify investments among market sectors on the basis of relative value

How did the Fund              The Fund delivered a strong performance, returning
perform during the first      3.03 percent for Class S shares for the first six
half of 1998?                 months of the year. The Fund's Class S shares
                              outperformed the Lehman Brothers 1-3 Year
                              Government Bond Index by 3 basis points. We captured the majority of our return in the first quarter through the added yield generated by our corporate holdings. However, as we shortened the Fund's average duration during the second quarter as a risk reduction measure, we gave up some of our lead over the Index as yields continued to rally.

What were the most            In 1998, we have seen an extreme flattening of the
important developments        yield curve in response to low inflation rates.
in your market during         The yield curve is a graphic representation of how
the past six months?          much yield investors demand as they extend into
                              longer maturity bonds. The flattening occurs when there is no longer as big an inflation premium to lend money for a longer time frame. This being the case in the first half of 1998, we began to shorten the average duration of the Fund--from 1.7 years at the beginning of the year down to 1.2 years by the end of June.

                              Our duration target is between zero and three years, with the objective to capture value based on the shape of the yield curve. When the yield curve is very steep, our duration would be at the maximum three-year duration. When the curve is flat, as it is today, or when the curve inverts, we maintain a much shorter duration that can at times be similar to money market funds.

                              We take duration risk in the Fund only when we get paid for it. With the curve as flat as it is, we did not feel that we were getting paid to be long, and therefore, we shortened our duration during the first half of the year.

How was the portfolio         One of the biggest changes to our sector
positioned during the         diversification during the first half of 1998 was
period, and how did this      a decrease in our corporate holdings, down 7.6
help the Fund achieve         percent from the end of 1997. We sold or tendered
its investment objective?     several corporate issues in the first half,
                              including W.R. Grace, Rite Aid, U.S. West Capital
                              Funding and Orchard Supply Hardware Stores. We sold these bonds at very tight spread levels even as the spread between corporate securities and Treasuries was widening due to credit concerns, a large supply of corporate issuance and the decline in Treasury issuance.

                              At the end of June, Treasuries made up 28 percent of the portfolio, with corporate bonds at 13 percent. Money market securities accounted for 45 percent of our holdings. Compare this to the end of 1997, when our Treasuries were 25 percent, corporate bonds were 20 percent and money market securities were 35 percent of the Fund's holdings. The most significant change within the three sectors was the 10 percent increase to our money market holdings, which reflects our duration shortening effort of liquidating corporate securities to increase our money market allocation.

                              The primary reason that Treasuries increased during that period was that we had tremendous growth in the portfolio. At the end of 1997, the portfolio asset size was just over $200 million. Near the end of the first quarter, large cash flows totaling near $50 million were deposited into the Fund, so that by the end of June, the portfolio was up to $258 million in assets.

                              We also sold some three-year rate reduction bonds (categorized as asset-backed securities) issued by Southern California Edison and Pacific Gas & Electric. These bonds performed extremely well for us in the short time we held them (first issued in the fall of 1997). We sold them in May within our objective to shorten the Fund's average duration.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

What changes to the     If the shape of the yield curve should become steeper,
portfolio do you        we will lengthen the portfolio's duration to capture
anticipate between      additional yield. If the curve flattens even more or
now and year-end?       inverts over the remainder of the year, we will
                        continue to shorten the duration just as we have been doing. This will position us to perform very well if the market experiences any significant setbacks. However, if the market continues to rally, we may finish the year behind the Lehman 1-3 Year Government Bond Index, which has a current duration of 1.7 years versus our 1.2 years.

Looking ahead, what     Over the past nine months, developments in Asia have
is your outlook for     been influencing marginal expectations about the U.S.
the economy and the     economy and inflation. Treasury yield levels have tended
Fund in the             to fall with Asian weakness and to rise with Asian
secondhalf of 1998?     optimism. The lowest yields of the year came in early
                        January near the height of the Asian liquidity crises.
                        Yields then rose steadily through April as confidence in Asia improved. Since then, Asia has retracted and our yields are again down. Most Treasury bonds at quarter end are now yielding less than the Federal Fund's rate
                        (the interest rate charged by banks to other banks for overnight loans) of 5.5 percent.

                        Our philosophy for managing the Fund is to avoid short-term market timing. Ours is a cycle strategy, in that we position the portfolio to perform through a full cycle of different yield curve environments. Long-term historical performance, we believe, is the true measure of the portfolio's value.

---------------------------------------------------------------------------

---------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term
Bond Fund Class S and the Lehman Brothers
1-3 Year Government Bond Index
---------------------------------------------------------------------------
  MassMutual Short-Term Bond Fund


  Total Return
                Year-to-date            One Year          Average Annual
               1/1/98 - 6/30/98     7/1/97 - 6/30/98     10/3/94 - 6/30/98

  Class S           3.03%                7.31%                 7.27%
---------------------------------------------------------------------------
  Lehman Brothers

                    3.00%                6.77%                 6.55%
  1-3 Year

  Government Bond Index
---------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[LINE GRAPH APPEARS HERE]

Date        Class S          Lehman 1-3 Yr.
----        -------          --------------
10/3/94     $10,000            $10,000
12/94        10,013            $10,013
6/95         10,816             10,661
12/95        11,192             11,086
6/96         11,380             11,244
12/96        11,816             11,643
6/97       12,119.9           11,976.8
12/97        12,624             12,416
6/98         13,007             12,794

Hypothetical Investments in MassMutual Short-Term
Bond Fund Class A and Class Y and the Lehman Brothers
1-3 Year Government Bond Index

-------------------------------------
  MassMutual Short-Term Bond Fund

Total Return     Year-to-date
                1/1/98 - 6/30/98

  Class A           2.70%

  Class Y           3.00%
-------------------------------------
  Lehman Brothers   3.00%
  1-3 Year
  Government Bond Index
-------------------------------------

[LINE GRAPH APPEARS HERE]

Date        Class A          Class Y       Lehman 1-3 Yr.
----        -------          -------       --------------
12/97       $10,000          $10,000          $10,000
1/98         10,100           10,100           10,096
2/98         10,110           10,120           10,105
3/98         10,150           10,160           10,144
4/98         10,190           10,210           10,193
5/98         10,220           10,240           10,247
6/98         10,270           10,300           10,300

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

Duration diversification (6/30/98)
 MassMutual Short-Term bond Fund

  Average Duration = 1.2 years

[PIE CHART APPEARS HERE]

Greater than 10 years      0.3%
7-10 years                 3.5%
5-7 years                  0.2%
3-5 years                 10.1%
1-3 years                 30.7%
Less than 1 year          55.2%

  Quality Structure (6/30/98)
Mass Mutual Short-Term Bond Fund

[PIE CHART APPEARS HERE]

U.S. Governments Cash Equivalents
Aaa/AAA                   87.3%
Baa/BBB                    5.4%
BB                         0.2%
A/A                        5.6%
Aa/AA                      1.5%

--------------------------------------------------------------------------------

MassMutual Short-Term Bond Fund -- Portfolio of Investments

--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                               Principal
                                Amount    Market Value
                                ------    ------------
BONDS & NOTES -- 54.9%
ASSET BACKED SECURITIES -- 4.6%
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005           $  250,000     $  254,373
California
 Infrastructure SCE-
 1,1997-1, Class A5
 6.280% 9/25/2005              300,000        305,733
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 9/25/2005              200,000        203,130
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000            1,000,000      1,003,980
Capita Equipment
 Receivables Trust
 1997-1, Class A3
 6.120% 9/15/2000            1,500,000      1,505,670
Chase Manhattan Auto
 Owner Trust 1997-A,
 Class A4
 6.400% 7/16/2001            1,500,000      1,512,180
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006           1,000,000      1,002,460
First Bank Corporate
 Card Master Trust
 1997-1, Class A
 6.400% 2/15/2003            1,000,000      1,011,870
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001            2,000,000      2,010,000
Metlife Capital
 Equipment Loan Trust
 Series 1997-A,
 Class A
 6.850% 5/20/2008            1,000,000      1,035,434
Railcar Trust No.
 1992-1
 7.750% 6/01/2004            1,036,005      1,085,650
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002            1,056,759      1,059,063
                                         ------------

TOTAL ASSET BACKED
SECURITIES                                 11,989,543
                                         ------------
(Cost $11,895,211)

CORPORATE DEBT -- 12.6%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006            1,000,000      1,073,090
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009            1,980,748      2,009,033
Analog Devices, Inc.
 6.625% 3/01/2000            1,000,000      1,006,960
Associates Corporation
 of North America
 6.750% 8/01/2001            1,500,000      1,528,545
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/07/2000            2,000,000      2,023,240
BHP Finance (USA)
 Limited
 7.875% 12/01/2002           1,000,000      1,056,670
Carlisle Companies
 Incorporated
 7.250% 1/15/2007            1,000,000      1,048,020
The CIT Group
 Holdings, Inc.
 6.250% 3/22/1999            2,200,000      2,205,632
CSC Enterprises 144A
 6.500% 11/15/2001           2,000,000      2,035,720
First Brands
 Corporation
 7.250% 3/01/2007            1,500,000      1,548,930
General American
 Transportation
 Corporation
 6.750% 3/01/2006            1,000,000      1,018,130
Heller Financial, Inc.
 6.330% 7/28/2000            2,000,000      2,005,620
Korea Development
 Bank
 7.375% 9/17/2004              600,000        495,192
Lockheed Martin
 Corporation
 7.700% 6/15/2008            1,000,000      1,098,790
MAPCO Inc.
 7.250% 3/01/2009            1,250,000      1,326,613
Norfolk Southern
 Corporation
 7.350% 5/15/2007            1,000,000      1,072,850
ORIX Credit Alliance,
 Inc. 144A
 6.480% 4/20/1999            2,000,000      2,007,220
J.C. Penny Company,
 Inc.
 7.250% 4/01/2002            2,500,000      2,591,550
Union Oil Company of
 California
 9.875% 8/15/2002            2,500,000      2,853,275
Valero Pass-Through
 Asset Trust
 1997-1 144A
 6.750% 12/15/2002           1,000,000      1,011,660
Walt Disney Company,
 The
 6.375% 3/30/2001            1,500,000      1,519,140
                                         ------------

TOTAL CORPORATE DEBT                       32,535,880
                                         ------------
(Cost $31,811,344)


                                                                     (Continued)


The accompanying notes are an integral part of the financial statements.      13

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                 Principal
                                  Amount     Market Value
                                  ------     ------------

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 9.7%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 1.6%
Collateralized Mortgage Obligations -- 1.6%
FHLMC Series 1693
 Class G
 6.000% 7/15/2007               $2,000,000  $  2,008,120
FHLMC Series 1704
 Class PE
 6.000% 7/15/2007                2,000,000     2,003,740
                                            ------------
                                               4,011,860
                                            ------------

Pass-Through Securities -- 0.0%
FHLMC
 4.750% 9/01/2006                  256,715       249,494
                                            ------------
                                               4,261,354
                                            ------------

Federal National Mortgage Association
(FNMA) -- 1.4%
Collateralized Mortgage Obligations -- 1.0%
FNMA Series 1993-71
 Class PG
 6.250% 7/25/2007                2,500,000     2,513,275
                                            ------------

Pass-Through Securities -- 0.4%
FNMA
 8.000% 5/01/2013                  460,480       466,973
FNMA
 9.000% 10/01/2009                 500,976       529,418
                                            ------------
                                                 996,391
                                            ------------
                                               3,509,666
                                            ------------

Government National Mortgage Association
(GNMA) -- 0.5%
Pass-Through Securities -- 0.5%
GNMA
 8.000% 5/15/2001 -
        11/15/2007               1,253,632     1,320,823
                                            ------------

U.S. Government Guaranteed Notes -- 6.2%
1994-A Baxter
 Springs. KS
 6.310% 8/01/2001                  500,000       505,375
1994-A Detroit, MI
 6.310% 8/01/2001                  450,000       454,838
1994-A Jacksonville,
 FL
 6.310% 8/01/2001                1,485,000     1,500,964
1994-A Los Angeles
 County, CA
 6.310% 8/01/2001                  225,000       227,419
1994-A Tacoma, WA
 6.310% 8/01/2001                  195,000       197,096
1994-A Trenton, NJ
 6.310% 8/01/2001                  145,000       146,559
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A
 8.080% 8/01/1998                3,000,000     3,008,430
 U.S. Dept. of Housing
 and Urban
Development, Series
 1996-A
 6.440% 8/01/1999                2,000,000     2,001,860
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.110% 8/01/2000                4,000,000     4,010,000
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.230% 8/01/2002                4,000,000     4,035,000
                                            ------------
                                              16,087,541
                                            ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                            25,179,384
                                            ------------
(Cost $24,439,240)

U.S. TREASURY OBLIGATIONS -- 28.0%
U.S. Treasury Notes
U.S. Treasury Note
 5.625% 12/31/1999              47,000,000    47,073,320
U.S. Treasury Note
 7.125%  2/29/2000               7,000,000     7,175,000
U.S. Treasury Note
 8.875%  2/15/1999              17,500,000    17,855,425
                                            ------------

TOTAL U.S. TREASURY
OBLIGATIONS                                   72,103,745
                                            ------------
(Cost $72,720,016)

TOTAL BONDS & NOTES                          141,808,552
                                            ------------

SHORT-TERM INVESTMENTS -- 44.3%
Commercial Paper
AirTouch
 Communications, Inc.
 5.650% 7/15/1998                4,145,000     4,135,892
Carter Holt Harvey
 Limited
 5.710% 8/03/1998                2,785,000     2,770,423
Carter Holt Harvey
 Limited
 5.720% 8/27/1998                1,675,000     1,659,830
Central and South
 West Corporation
 5.700% 8/19/1998                6,010,000     5,963,373
Comdisco, Inc.
 5.660% 7/13/1998                3,855,000     3,847,727
Comdisco, Inc.
 5.700% 7/31/1998                6,000,000     5,971,500
Comdisco. Inc.
 5.710% 8/04/1998                  835,000       830,497
Comdisco, Inc.
 5.740% 8/10/1998                  100,000        99,362
Cox Enterprises, Inc.
 5.650% 7/22/1998                2,185,000     2,177,798
Cox Enterprises, Inc.
 5.710% 8/04/1998                2,230,000     2,217,974
Cox Enterprises, Inc.
 5.720% 7/29/1998                3,970,000     3,952,338
Crown Cork & Seal
 Company, Inc.
 5.730% 8/27/1998                  795,000       787,787
Crown Cork & Seal
 Company, Inc.
 5.730% 9/16/1998                5,280,000     5,215,289
Crown Cork & Seal
 Company, Inc.
 5.750% 9/24/1998                1,815,000     1,790,359
CSX Corporation
 5.590% 10/07/1998               5,245,000     5,165,186
Enron Corp.
 5.520% 8/17/1998                4,135,000     4,105,200
Enron Corp.
 5.620% 9/30/1998                6,000,000     5,914,764
Hercules Incorporated
 5.680% 7/06/1998                5,745,000     5,740,468
Humana, Inc.
 5.710% 8/12/1998                4,810,000     4,777,957
Humana, Inc.
 5.720% 7/17/1998                  405,000       403,970
IMC Global Inc.
 5.720% 7/22/1998                6,225,000     6,204,229
Lockheed Martin
 Corporation
 5.790% 9/11/1998                1,085,000     1,072,436
ORIX Credit Alliance,
 Inc
 5.690% 7/17/1998                  860,000       857,825
Public Service
 Company of Colorado
 5.720% 7/02/1998                3,800,000     3,799,396
Sonat Inc.
 5.600% 10/16/1998               7,255,000     7,134,245
Sonat Inc.
 5.670% 8/07/1998                2,725,000     2,709,120
Textron Financial
 Corporation
 5.700% 8/03/1998                2,050,000     2,039,289


                                                                     (Continued)


14      The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 Principal
                                   Amount        Market Value
                                   ------        ------------

Union Carbide
 Corporation
 5.570% 8/21/1998              $  5,365,000     $  5,322,665
Union Oil Company of
 California
 5.700% 10/28/1998                5,420,000        5,317,878
UOP
 5.650% 10/30/1998                4,560,000        4,473,405
VF Corporation
 5.700% 10/13/1998                7,000,000        6,884,733
VF Corporation
 5.750% 8/10/1998                 1,025,000        1,018,452
                                                ------------

TOTAL SHORT-TERM
INVESTMENTS                                      114,361,367
                                                ------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 99.2%                       256,169,919
(Cost $255,227,178)+

Other Assets/
(Liabilities) - 0.8%                               2,110,230
                                                ------------

Net Assets -- 100.0%                            $258,280,149
                                                ============


Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



The remainder of this page intentionally left blank.


The accompanying notes are an integral part of the financial statements.      15

-------------------------------------------------------------------------------

MassMutual Short-Term Bond Fund - Financial Statements

-------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                     June 30, 1998
                                                                      (Unaudited)
                                                                     -------------
Assets:
    Investments, at value (cost $140,865,811) (Note 2) ...........   $ 141,808,552
    Short-term investments, at amortized cost (Note 2) ...........     114,361,367
                                                                     -------------
      Total Investments ..........................................     256,169,919
    Receivables from:
      Investments sold ...........................................          15,385
      Fund shares sold ...........................................         419,893
      Interest ...................................................       1,944,070
                                                                     -------------
        Total assets .............................................     258,549,267
                                                                     -------------
Liabilities:
    Payables for:
      Fund shares redeemed .......................................         138,334
      Directors' fees and expenses (Note 3) ......................           5,430
      Affiliates (Note 3):
        Investment management fees ...............................         102,718
        Administration fees ......................................          17,825
        Service fees .............................................              78
    Accrued expenses and other liabilities .......................           4,733
                                                                     -------------
        Total liabilities ........................................         269,118
                                                                     -------------
    Net assets ...................................................   $ 258,280,149
                                                                     =============
Net assets consist of:
    Paid-in capital ..............................................   $ 249,719,758
    Undistributed net investment income ..........................       6,761,363
    Accumulated net realized gain on investments .................         856,287
    Net unrealized appreciation on investments ...................         942,741
                                                                     -------------
                                                                     $ 258,280,149
                                                                     =============
Net assets:
    Class A ......................................................   $     125,745
                                                                     =============
    Class Y ......................................................   $     257,747
                                                                     =============
    Class S ......................................................   $ 257,896,657
                                                                     =============
Shares outstanding:
    Class A ......................................................          12,238
                                                                     =============
    Class Y ......................................................          25,033
                                                                     =============
    Class S ......................................................      24,468,629
                                                                     =============
Net asset value, offering price and redemption price per share:
    Class A ......................................................   $       10.27
                                                                     =============
    Class Y ......................................................   $       10.30
                                                                     =============
    Class S ......................................................   $       10.54
                                                                     =============

16   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Statement of Operations

                                                             Six months ended
                                                               June 30, 1998
                                                                (Unaudited)
                                                              --------------
Investment income:
    Interest ................................................ $    7,335,272
                                                              --------------
Expenses (Note 1):
    Investment management fees (Note 3) .....................        522,369
    Custody fees ............................................          9,671
    Audit and legal fees ....................................          2,594
    Directors' fees (Note 3) ................................          9,579
                                                              --------------
                                                                     544,213
    Administration fees (Note 3):
      Class A ...............................................            294
      Class Y ...............................................            349
      Class S ...............................................         90,050
    Service fees (Note 3):
      Class A ...............................................            154
                                                              --------------
        Total expenses ......................................        635,060
                                                              --------------
    Net investment income ...................................      6,700,212
                                                              --------------
Realized and unrealized gain (loss):
    Net realized gain on investment transactions ............        534,414
    Net change in unrealized appreciation (depreciation)
      on investments ........................................       (350,598)
                                                              --------------
        Net realized and unrealized gain ....................        183,816
                                                              --------------
    Net increase in net assets resulting from operations .... $    6,884,028
                                                              ==============

The accompanying notes are an integral part of the financial statements.     17

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                 Six months ended
                                                                  June 30, 1998      Year ended
                                                                   (Unaudited)     December 31, 1997
                                                                 ---------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income .....................................  $     6,700,212   $    10,621,074
    Net realized gain (loss) on investment transactions .......          534,414           667,141
    Net change in unrealized appreciation (depreciation)
     on investments ...........................................         (350,598)          275,610
                                                                 ---------------   ---------------
     Net increase in net assets resulting from operations .....        6,884,028        11,563,825
                                                                 ---------------   ---------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1* ..................................................               --            (5,130)
    Class 2* ..................................................               --            (5,845)
    Class 3* ..................................................               --            (6,291)
    Class S ...................................................               --       (10,576,607)
                                                                 ---------------   ---------------
     Total distributions from net investment income ...........               --       (10,593,873)
                                                                 ---------------   ---------------
    From net realized gains:
    Class 1* ..................................................               --               (21)
    Class 2* ..................................................               --               (22)
    Class 3* ..................................................               --               (22)
    Class S ...................................................               --           (34,836)
                                                                 ---------------   ---------------
     Total distributions from net realized gains ..............               --           (34,901)
                                                                 ---------------   ---------------
Net fund share transactions (Note 5):
    Class 1* ..................................................         (122,380)            5,151
    Class 2* ..................................................         (124,540)            5,867
    Class 3* ..................................................         (125,790)            6,313
    Class A ...................................................          122,380                --
    Class Y ...................................................          250,330                --
    Class S ...................................................       50,754,834        54,155,496
                                                                 ---------------   ---------------
     Increase in net assets from net fund share transactions ..       50,754,834        54,172,827
                                                                 ---------------   ---------------
    Total increase in net assets ..............................       57,638,862        55,107,878

Net assets:
    Beginning of period .......................................      200,641,287       145,533,409
                                                                 ---------------   ---------------
    End of period (including undistributed net investment
     income of $6,761,363 and $61,151, respectively)  .........  $   258,280,149   $   200,641,287
                                                                 ===============   ===============

*Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

18   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Financial Highlights
(For a share outstanding throughout each period)

                                                          Class A        Class Y
                                                          -------        -------
                                                        Six months      Six months
                                                       ended 6/30/98   ended 6/30/98
                                                        (Unaudited)     (Unaudited)
                                                        -----------      ----------
Net asset value, beginning of period                    $    10.00       $  10.00
                                                        -----------      ----------
Income (loss) from investment operations:
 Net investment income                                        0.26***         0.28***
 Net realized and unrealized gain (loss) on investments       0.01            0.02
                                                        -----------      ----------
  Total income (loss) from investment operations              0.27            0.30
                                                        -----------      ----------
Net asset value, end of period                          $    10.27       $   10.30
                                                        ===========      ==========
Total Return                                                  2.70%           3.00%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                             $126            $258
 Net expenses to average daily net assets                     1.20%*          0.74%*
 Net investment income to average daily net assets            5.13%*          5.58%*
 Portfolio turnover rate                                        24%             24%

                                                                                            Class S (1)
                                                                                            -----------
                                                           Six months
                                                          ended 6/30/98    Year ended      Year ended  Year ended  Period ended
                                                           (Unaudited)      12/31/97        12/31/96    12/31/95    12/31/94**
                                                            ---------      ----------      ----------  ---------    ----------
Net asset value, beginning of period                        $  10.23       $  10.11        $  10.15    $   9.85      $  10.00
                                                            ---------      ----------      ----------  ---------     ----------
Income (loss) from investment operations:
 Net investment income                                          0.30***        0.65***         0.60        0.66          0.16
 Net realized and unrealized gain (loss) on investments         0.01           0.04           (0.03)       0.50         (0.15)
                                                            ---------      ----------      ----------  ---------     ----------
  Total income (loss) from investment operations                0.31           0.69            0.57        1.16          0.01
                                                            ---------      ----------      ----------  ---------     ----------
Less distributions to shareholders:
 From net investment income                                       --          (0.57)          (0.60)      (0.66)        (0.16)
 From net realized gains                                          --           0.00           (0.01)      (0.20)           --
                                                            ---------      ----------      ----------  ---------     ----------
  Total distributions                                             --          (0.57)          (0.61)      (0.86)        (0.16)
                                                            ---------      ----------      ----------  ---------     ----------
Net asset value, end of period                              $  10.54       $  10.23        $  10.11    $  10.15      $   9.85
                                                            =========      ==========      ==========  =========     ==========
Total Return @                                                  3.03%          6.84%           5.57%      11.77%         0.13%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                           $257,897       $200,268        $145,182    $122,904      $106,846
 Net expenses to average daily net assets#                    0.5465%*       0.5423%         0.5190%     0.5190%       0.5190%*
 Net investment income to average daily net assets              5.77%*         6.22%           6.00%       6.32%         6.37%*
 Portfolio turnover rate                                          24%            48%             61%        114%           15%
  #Computed after giving effect to the voluntary partial
   waiver of management fee by MassMutual, which terminated
   May 1, 1997. Without this partial waiver of fees by
   MassMutual, the ratio of expenses to average daily
   net assets would have been:                                   N/A         0.5530%         0.5545%     0.5524%       0.5654%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
***Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
(1)Class S shares were previously designated as Class 4 shares.
@Employee retirement benefit plans that invest plan assets in the Separate
  Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.     19

-------------------------------------------------------------------------------

MassMutual Core Bond Fund - Portfolio Manager Report

-------------------------------------------------------------------------------

What are the investment   The objective and policies of the Fund are to:
objective and policies
for the MassMutual        . achieve a high total rate of return consistent with
Core Bond Fund?             prudent investment risk and the preservation of
                            capital

                          . invest primarily in a diversified portfolio of
                            investment grade, fixed income securities

                          . maintain duration in a targeted range from four to
                            seven years

                          . diversify investments by industry sector, maturity,
                            issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund          We have seen good performance from the Fund so far in
perform during the        1998. Core Bond Fund's year-to-date total return
first half of 1998?       through June 30, 1998, was 4.16 percent for Class S
                          shares. This compares favorably versus the Lehman
                          Brothers Government/Corporate Bond Index's increase of
                          4.17 percent. A major factor contributing to the Fund's performance for the first six months was coupon income offered by securities which offered a yield advantage over Treasuries.

                          Assets under management grew at a nice steady pace this year, with the Fund's net assets exceeding $500 million by the end of June.

What were the most        Events in Asia have been at center stage since October
important developments    1997 and continue to be the most significant factor
in your market during     influencing global financial markets. During the first
the past six months?      half of this year, Japan's economic slump has worsened
                          and its currency has weakened materially. The potential of China devaluing its currency has heightened as Japan remains unsettled. There has been an accordion affect between Asian financial markets and the U.S. bond markets for the past six months.
                          U.S. Treasury yield levels have tended to fall with Asian weakness and to rise with Asian optimism.
                          Another consequence has been a steadily flattening
                          U.S. yield curve. Currently, most Treasury bonds now yield about the same as the Federal Fund's rate (the interest rate charged by banks to other banks for overnight loans) of 5.5 percent.

                          Corporate bonds in particular, and mortgage-backed securities to a lesser extent, have had spread volatility mirroring Asian volatility. Corporate spreads have been vulnerable to the simultaneous double pressure of worries about credit quality and new issue supply surges when Asia has weakened and interest rates have fallen. Supply of new investment grade corporates has grown to slightly under $200 billion this year, compared to $272 billion in all of 1997 (source: Securities Data Corporation). Spread widening has contributed to marked underperformance of corporates this year when compared to U.S. Treasuries.

                          Mortgage-backed securities have been subject to concerns about prepayments when interest rates have fallen and as a result many market participants are now demanding wider spreads on mortgage-backed products. Due to the yield advantage offered by mortgages they slightly outperformed Treasuries over the past six months.

How was the portfolio     The portfolio was positioned very similar to year end
positioned during the     1997. We continued our commitment to spread assets,
period, and how did       that is, those securities that offer a substantial
this help the Fund        yield advantage over Treasuries. As of June 30, 1998
achieve its investment    approximately 65.4 percent of our assets were invested
objective?                in a combination of agency, mortgage backed
                          securities, asset backed securities and corporate securities. This compares with year end 1997 when 71.1 percent of our assets were invested in these sectors.

                          While owning corporate bonds hurt us to some extent, it also benefited us -- specifically, issues with longer maturities have benefited from declining Treasury rates. Shorter duration issues have also performed well as yield alternative to Treasuries. New purchases in the account include the following names:
                          Boston Scientific, Lasmo PLC (an oil & gas exploration and production company), ICI Chemicals, Enterprise Rent-A-Car, Dana Corp and Fletcher Challenge. We also added a couple of issues with longer maturities:
                          Hershey Corp and Dover Corporation, both single A rated issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                   Sales of corporate issues occurred as aggressive bids were received and/or as value was realized. Issues sold included Rite Aid, Hercules, Petro Geo-Services, and Time Warner. Many corporations tendered bonds this year as they restructured their companies. Tendered issues were done at very narrow yield spread levels compared to U.S. Treasuries. Tendered issues included: Foodbrands, W.R. Grace, and two issues of U.S. West.

What changes to    We believe that we are poised to take advantage to any spread
the portfolio do   widening given our holdings of Treasuries and money market
you anticipate     securities. This will allow us to purchase assets that offer
between now and    a yield advantage versus Treasuries as attractive pricing is
year-end?          achieved.

                   We do believe that investors will need to be more diligent about credit quality but not in the immediate future. We believe that given our analytical strengths we are well poised to meet this challenge.

                   The flattening yield curve is another area to give one pause. Extending durations along the curve becomes difficult as shorter securities are yielding about the same as longer maturity issues. We will want to make sure that for the risk that we are taking we are getting paid for that risk at a commensurate level.


Looking ahead,     The most likely outcome in the U.S. continues to be one of
what is your       moderate growth and low inflation. We believe that corporate
outlook for the    bonds at now wider spread levels continue to offer
economy and the    fundamental value. We are still comfortable with our holdings
Fund in the        of corporates, however at these wider levels we view this as
second half?       an opportunity to selectively add to our positions in this sector. As mentioned earlier, the lower interest rate environment brings many challenges to all market sectors, particularly the mortgage-backed market. This sector will be closely monitored for new opportunities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond
Fund Class S and the Lehman Brothers Government/
Corporate Bond Index
--------------------------------------------------------------------------------
  MassMutual Core Bond Fund
  Total Return     Year-to-date           One Year           Average Annual
                 1/1/98 - 6/30/98     7/1/97 - 6/30/98     10/3/94 - 6/30/98

  Class S             4.16%                 11.16%                9.47%
--------------------------------------------------------------------------------
  Lehman Brothers
  Government/         4.17%                 11.29%                8.82%
  Corporate Bond Index
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

Date          Class S        Lehman Bros. Gov't/Corp.
----          -------        ------------------------

10/3/94       10,000                10,000
  12/94       10,020                10,037
   6/95       11,212                11,220
  12/95       11,940                11,968
   6/96       11,695                11,743
  12/96       12,274                12,315
   6/97       12,626                12,653
  12/97       13,474                13,516
   6/98       14,035                14,080

Hypothetical Investments in MassMutual Core Bond
Fund Class A and Class Y and the Lehman Brothers
Government/Corporate Bond Index
--------------------------------------------------------------------------------
  MassMutual Core Bond Fund
  Total Return   Year-to-date
               1/1/98 - 6/30/98

  Class A           3.80%

  Class Y           4.10%
--------------------------------------------------------------------------------
  Lehman Brothers
  Government/       4.17%
  Corporate Bond Index
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date          Class A          Class Y   Lehman Bros. Gov't/Corp.
----          -------          -------   ------------------------

12/97         10,000           10,000           10,000
 1/98         10,130           10,130           10,141
 2/98         10,110           10,110           10,120
 3/98         10,140           10,150           10,152
 4/98         10,180           10,190           10,202
 5/98         10,280           10,300           10,312
 6/98         10,380           10,410           10,417


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.


                      Duration Diversification (6/30/98)
                           MassMutual Core Bond Fund
                         Average Duration = 5.6 years

                           [PIE CHART APPEARS HERE]

                        Greater than 10 years      2.9%
                        7-10 years                18.6%
                        5-7 years                 31.7%
                        3-5 years                 17.1%
                        1-3 years                 24.4%
                        Less than 1 year           5.3%


                          Quality Structure (6/30/98)
                           MassMutual Core Bond Fund

                       U.S. Governments Cash Equivalents

                           [PIE CHART APPEARS HERE]

                              Aaa/AAA      60.4%
                              Baa/BBB      22.9%
                              Ba/BB         1.1%
                              A/A          13.5%
                              Aa/AA         2.1%

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                                 Principal
                                  Amount     Market Value
                                  ------     ------------

BONDS & NOTES -- 88.6%
ASSET BACKED SECURITIES -- 6.6%
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005               $  550,000   $   559,620
California
 Infrastructure SCE-
 1,1997-1, Class A5
 6.280% 9/25/2005                  700,000       713,377
California
 Infrastructure
 SDG&E-1, 1997-1,
 Class A5
 6.190% 9/25/2005                  500,000       507,825
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000                3,000,000     3,011,940
Case Equipment Loan
 Trust 1998-A,
 Class A4
 5.830% 2/15/2005                3,500,000     3,500,735
Caterpillar Financial
 Asset Trust, 1997-B
 Class A3
 6.160% 9/25/2003                3,500,000     3,517,220
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002               3,750,000     3,750,150
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006               4,500,000     4,511,070
Ford Credit Auto
 Owner Trust 1996-B
 Class A-4
 6.300% 1/15/2001                5,000,000     5,025,000
Metlife Capital
 Equipment Loan Trust
 Series 1997-A,
 Class A
 6.850% 5/20/2008                2,500,000     2,588,585
Railcar Trust No.
 1992-1
 7.750% 6/01/2004                1,208,673     1,266,592
Travelers Funding Ltd.
 Class A-1
 6.300% 2/15/2014                3,100,000     3,022,097
World Omni 1995-A
 Automobile Lease
 Securitization Trust,
 Class A
 6.050% 11/25/2001                 764,266       764,503
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002                1,120,166     1,122,608
                                            ------------
TOTAL ASSET BACKED
SECURITIES                                    33,861,322
                                            ============
(Cost $33,726,980)

CORPORATE DEBT -- 40.4%
Airgas, Inc.
 7.140% 3/08/2004                4,000,000     4,080,836
AirTouch
 Communications, Inc.
 7.500% 7/15/2006                3,000,000     3,219,270
America West Airlines
1996-1, Class A
6.850% 7/02/2009                 3,961,496     4,018,067
American Airlines
 1994-A Pass-Through
 Trusts, Class A4*
 9.780% 11/26/2011               1,951,113     2,342,506
AMR Corporation*
 9.000% 8/01/2012                2,000,000     2,359,600
Analog Devices, Inc.*
 6.625% 3/01/2000                1,500,000     1,510,440
Archer-Daniels-Midland
 Company
 6.750% 12/15/2027               2,000,000     2,069,460
Associates Corporation
 of North America
 6.750% 8/01/2001                2,000,000     2,038,060
Associates Corporation
 of North America*
 7.875% 9/30/2001                1,500,000     1,577,655
Barrick Gold
 Corporation
 7.500% 5/01/2007                4,000,000     4,280,200
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000                1,750,000     1,770,213
BHP Finance (USA)
 Limited
 6.420% 3/01/2026                3,500,000     3,495,310
Boston Scientific
 Corporation
 6.625% 3/15/2005                3,800,000     3,840,204
Capital Cities/ABC,
 Inc.
 8.875% 12/15/2000                 875,000       933,818
Carlisle Companies
 Incorporated
 7.250% 1/15/2007                2,500,000     2,620,050
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005                2,000,000     1,918,420
Champion International
 Corporation
 6.400% 2/15/2026                2,500,000     2,583,600
The Charles Schwab
 Corporation
 6.250% 1/23/2003                2,500,000     2,517,075
CITGO Petroleum
 Corporation
 7.875% 5/15/2006                1,000,000     1,055,510
The Columbia Gas
 System, Inc.
 6.610% 11/28/2002               3,000,000     3,034,050
Comcast Cable
 Communications, Inc.
 8.375% 5/01/2007                2,500,000     2,795,875
Commercial Credit
 Company*
 7.750% 3/01/2005                3,000,000     3,262,890

                                                                     (Continued)


The accompanying notes are an integral part of the financial statements.    23

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                Principal
                                  Amount     Market value
                                  ------     ------------

Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014               $1,660,621   $ 1,917,104
Continental Airlines,
 Inc., Series 1996-B
 7.820% 4/15/2015                1,922,193     2,101,033
Corning Glass Works*
 8.873% 3/15/2016                1,000,000     1,240,250
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003               3,550,000     3,621,781
CSX Corporation
 7.250% 5/01/2027                4,000,000     4,516,360
Dana Corporation
 6.500% 3/15/2008                1,750,000     1,777,388
Dover Corporation
 6.250% 6/01/2008                2,000,000     2,017,420
Dover Corporation
 6.650% 6/01/2028                2,000,000     2,037,060
English China Clays
 Delaware Inc.*
 7.375% 10/01/2002               1,000,000     1,041,460
Equifax Inc.
 6.500% 6/15/2003                1,000,000     1,005,910
ERAC USA Finance
 Company 144A
 6.750% 5/15/2007                3,000,000     3,030,210
FBG Finance Limited
 144A
 7.875% 6/01/2016                3,000,000     3,403,830
First Brands
 Corporation
 7.250% 3/01/2007                2,000,000     2,065,240
Fletcher Challenge
 Capital Canada Inc.
 6.750% 3/24/2005                2,000,000     2,005,540
Fletcher Challenge
 Capital Canada Inc.
 7.750% 6/20/2006                2,000,000     2,112,120
Foster Wheeler
 Corporation
 6.750% 11/15/2005               2,000,000     1,989,020
General American
 Transportation
 Corporation
 6.750% 3/01/2006                3,000,000     3,054,390
General Electric
 Capital Corporation
 6.500% 11/01/2006               1,250,000     1,290,638
General Electric
 Capital Corporation
 8.750% 5/21/2007                1,500,000     1,777,500
General Mills, Inc.
 8.900% 6/15/2006                2,250,000     2,629,530
General Motors
 Acceptance
 Corporation
 8.625% 6/15/1999                4,175,000     4,278,415
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001                2,500,000     2,519,025
Hershey Foods
 Corporation
 7.200% 8/15/2027                5,000,000     5,564,800
Hilton Hotels
 Corporation
 7.000% 7/15/2004                1,600,000     1,578,912
ICI Wilmington, Inc.
 7.050% 9/15/2007                2,000,000     2,103,740
IMCERA Group Inc.*
 6.000% 10/15/2003               1,000,000       956,070
Interpool, Inc.
 7.350% 8/01/2007                2,000,000     2,015,462
Korea Development
 Bank
 7.375% 9/17/2004                1,500,000     1,237,980
LASMO (USA) Inc.
 6.750% 12/15/2007               5,000,000     4,949,550
Leucadia National
 Corporation
 7.750% 8/15/2013                2,500,000     2,655,100
Lockheed Martin
 Corporation
 7.700% 6/15/2008                3,000,000     3,296,370
MAPCO Inc.*
 7.250% 3/01/2009                3,250,000     3,449,193
Millipore Corporation
 7.500% 4/01/2007                3,750,000     4,010,813
Mobil Corporation*
 8.625% 8/15/2021                4,000,000     5,120,240
Morgan Stanley Group,
 Inc.*
 6.875% 3/01/2007                5,500,000     5,698,880
Newmont Mining
 Corporation*
 8.625% 4/01/2002                2,000,000     2,138,960
News America
 Holdings Incorporated
 9.250% 2/01/2013                3,000,000     3,648,720
Norfolk Southern
 Corporation*
 7.050% 5/01/2037                5,000,000     5,309,450
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005                2,000,000     2,074,540
Penske Truck Leasing
 Co., L.P.
 7.750% 5/15/1999                1,500,000     1,523,745
Ralston Purina Company*
 7.750% 10/01/2015               2,000,000     2,229,360
Raytheon Company
 6.750% 8/15/2007                2,500,000     2,563,575
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003                2,000,000     2,073,920
Scholastic Corporation
 7.000% 12/15/2003               3,000,000     3,097,440
Sears Roebuck
 Acceptance Corp.
 6.750% 9/15/2005                3,500,000     3,604,195
Texaco Inc.
 8.500% 2/15/2003                2,500,000     2,746,575
Thomas & Betts
 Corporation*
 8.250% 1/15/2004                2,500,000     2,717,425
Time Warner Inc.
 Pass-Thru Asset
 Trust 1997-1 144A
 6.100% 12/30/2001               4,000,000     3,980,480
TTX Company 144A
 6.290% 5/15/2002                5,000,000     5,018,750
U S West Capital
 Funding, Inc.*
 6.125% 7/15/2002                2,000,000     2,000,040
United Air Lines. Inc.
 10.110% 2/19/2006                 907,272     1,031,668
US Air, Inc., Class B
 7.500% 10/15/2009               1,409,385     1,493,681
Valassis
 Communications, Inc.
 9.550% 12/01/2003               2,000,000     2,244,540
Valero Pass-Through
Asset Trust
 1997-1 144A
 6.750% 12/15/2002               2,000,000     2,023,320
WorldCom, Inc.
 7.750% 4/01/2007                2,000,000     2,169,320
WorldCom, Inc.
 9.375% 1/15/2004                1,525,000     1,601,738
                                            ------------

TOTAL CORPORATE DEBT                         206,682,905
                                            ============
(Cost $196,417,203)

NON - U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.7%
Merrill Lynch Mortgage Investments -- 0.9%
Collateralized Mortgage Obligations
Merrill Lynch
 Mortgage Investors,
 Inc., Series 1997- Cl-
 CTL, A-1
 6.310% 11/15/2026               4,426,833     4,454,500
                                            ============

                                                                     (Continued)


24   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                Principal
                                 Amount      Market Value
                                 ------      ------------

Prudential Home Mortgage Securities -- 0.8%
Collateralized Mortgage Obligations
Prudential Home
 Mortgage Securities
 1993-26 Class A6
 6.750% 7/25/2008              $ 4,000,000  $  4,035,000
                                            ------------
(Cost $8,382,524)                              8,489,500
                                            ============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 16.7%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 1.0%
Collateralized Mortgage Obligations -- 0.9%
FHLMC Series 1322
 Class G
 7.500% 2/13/2007                2,000,000     2,044,360
FHLMC Series 1460
 Class H
 7.000% 5/15/2007                2,000,000     2,068,740
FHLMC Series 1490
 Class PJ
 6.000% 5/15/2007                  600,000       600,358
                                            ------------
                                               4,713,658
                                            ============

Pass-Through Securities -- 0.1%
FHLMC
 9.000% 3/01/2017                  246,396       261,333
                                            ------------
                                               4,974,991
                                            ============

Federal National Mortgage Association
(FNMA) -- 3.4%
Collateralized Mortgage Obligations -- 3.3%
FNMA Series 1989-20
 Class A
 6.750% 4/25/2018                4,068,852     3,940,398
FNMA Series 1993-
 134 Class GA
 6.500% 2/25/2007                5,000,000     5,073,400
FNMA Series 1993-
 191 Class PD
 5.400% 3/25/2004                  403,287       401,646
FNMA Series 1993-
 221 Class D
 6.000% 12/25/2008               2,500,000     2,505,450
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008                5,000,000     4,907,150
                                            ------------
                                              16,828,044
                                            ============
Pass-Through Securities -- 0.1%
FNMA
 8.000% 5/01/2013                  306,987       311,315
                                            ------------
                                              17,139,359
                                            ============
Government National Mortgage Association
(GNMA) -- 11.1%
Collateralized Mortgage Obligations -- 0.3%
JHM Acceptance
 Corporation Series E
 Class 5
 8.960% 4/01/2019                1,376,133     1,419,137
                                            ============

Pass-Through Securities -- 10.8%
GNMA
 5.500% 10/20/2027 -
        12/20/2027               6,676,590     6,737,081
GNMA
 6.000% 5/20/2027 -
        12/20/2027              20,202,964    20,498,985
GNMA
 6.875% 1/20/2027                5,608,210     5,692,333
GNMA
 7.000% 8/15/2023 -
        11/15/2023               4,724,197     4,806,866
GNMA
 7.500% 1/15/2017 -
        6/15/2017                6,126,760     6,350,752
GNMA
 8.000% 4/15/2001 -
        1/15/2009               10,601,522    11,169,764
GNMA
 9.000% 12/15/2004 -
        10/15/2009                 358,041       390,195
                                            ------------
                                              55,645,976
                                            ------------
                                              57,065,113
                                            ============

U.S. Government Guaranteed Notes -- 1.2%
1994-A Baxter
 Springs, KS
 5.930% 8/01/1999                  700,000       700,875
1994-A Erie, PA
 5.930% 8/01/1999                1,590,000     1,591,988
1994-A Los Angeles
 County, CA
 5.930% 8/01/1999                  190,000       190,238
1994-A Montgomery
 County, PA
 5.930% 8/01/1999                  150,000       150,188
1994-A Pohatcong
Township, NJ
 5.930% 8/01/1999                  255,000       255,319
1994-A Rochester, NY
 5.930% 8/01/1999                  135,000       135,169
1994-A Sacramento,
 CA
 5.930% 8/01/1999                   60,000        60,075
1994-A Santa Ana,
 CA
 5.930% 8/01/1999                  920,000       921,150
U.S. Dept. of Housing
 and Urban
 Development, Series
 1996-A
 6.670% 8/01/2001                2,000,000     2,038,740
                                            ------------
                                               6,043,742
                                            ============
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                            85,223,205
                                            ============
(Cost $83,019,675)
U.S. TREASURY OBLIGATIONS -- 23.2%
U.S. Treasury Bonds -- 6.8%
U.S. Treasury Bond
 7.500% 11/15/2016               4,000,000     4,801,880
U.S. Treasury Bond
 8.875% 8/15/2017               21,800,000    29,719,504
                                            ------------
                                              34,521,384
                                            ============
U.S. Treasury Notes --- 8.3%
U.S. Treasury Note
 5.625% 11/30/1999              18,800,000    18,823,500
U.S. Treasury Note
 6.250% 2/28/2002                3,750,000     3,836,138
U.S. Treasury Note
 7.500% 2/15/2005                5,000,000     5,534,350
U.S. Treasury Note
 7.875% 11/15/2004              10,090,000    11,332,281
U.S. Treasury Note
 8.000% 5/15/2001                3,000,000     3,194,070
                                            ------------
                                              42,720,339
                                            ============
U.S. Treasury Strips -- 8.1%
U.S. Treasury Strip
 Principal Only
 0.000% 8/15/2015                2,250,000       849,465
U.S. Treasury Strip
 Principal Only
 0.000% 5/15/2016              112,000,000    40,488,000
                                            ------------
                                              41,337,465
                                            ============
TOTAL U.S. TREASURY
OBLIGATIONS                                  118,579,188
                                            ============
(Cost $114,343,234)

TOTAL BONDS & NOTES                          452,836,120
                                            ============
SHORT-TERM INVESTMENTS -- 10.9%
Commercial Paper
Carter Holt Harvey
 Limited
 5.800% 7/07/1998                2,755,000     2,752,337
Central and South
 West Corporation
 5.700% 7/08/1998                5,570,000     5,563,826
Comdisco, Inc.
 5.720% 7/31/1998                  680,000       676,759

                                                                     (Continued)


The accompanying notes are an integral part of the financial statements.      25

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                 Principal
                                  Amount      Market Value
                                  ------      ------------
ConAgra, Inc.
 5.860% 7/10/1998               $3,920,000    $3,914,257
ConAgra, Inc.
 5.920% 7/15/1998                4,135,000     4,125,480
CSX Corporation
 5.750% 7/16/1998                4,245,000     4,234,830
CSX Corporation
 5.900% 7/14/1998                2,380,000     2,374,929
Harris Corporation
 5.950% 7/06/1998                3,825,000     3,821,839
Humana, Inc.
 5.720% 7/24/1998                3,400,000     3,387,575
Humana, Inc.
 5.800% 7/01/1998                5,000,000     5,000,000
Illinois Power
 Company
 5.750% 7/17/1998                6,700,000     6,682,878
IMC Global Inc.
 5.720% 7/09/1998                5,300,000     5,293,263
Pennsylvania Power &
 Light Company
 5.900% 7/21/1998                4,000,000     3,986,889
Textron Financial
 Corporation
 7.000% 7/02/1998                4,000,000     3,999,222
                                            ------------
TOTAL SHORT-TERM
INVESTMENTS                                   55,814,084
                                            ============
(At Amortized Cost)

TOTAL INVESTMENTS -- 99.5%                   508,650,204
(Cost $491,703,700)+

Other Assets/
(Liabilities) - 0.5%                           2,327,432
                                            ============

Net Assets -- 100.0%                        $510,977,636
                                            ============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).



             The remainder of this page intentionally left blank.


26    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements
--------------------------------------------------------------------------------


Statement of
Assets and
Liabilities

                                                                   June 30, 1998
                                                                    (Unaudited)
                                                                   -------------
Assets:
    Investments, at value (cost $435,889,616) (Note 2) ........    $452,836,120
    Short-term investments, at amortized cost (Note 2) ........      55,814,084
                                                                   ------------
      Total Investments .......................................     508,650,204
    Cash ......................................................           4,606
    Receivables from:
      Investments sold ........................................           5,937
      Fund shares sold ........................................         735,096
      Interest ................................................       5,788,314
                                                                   ------------
       Total assets ...........................................     515,184,157
                                                                   ------------
Liabilities:
    Payables for:
      Investments purchased ...................................       3,410,559
      Fund shares redeemed ....................................         478,148
      Settlement of investments purchased on a
       forward commitment basis (Note 2) ......................          66,151
      Directors' fees and expenses (Note 3) ...................           5,430
      Affiliates (Note 3):
       Investment management fees .............................         199,336
       Administration fees ....................................          34,517
       Service fees ...........................................              84
    Accrued expenses and other liabilities ....................          12,296
                                                                   ------------
       Total liabilities ......................................       4,206,521
                                                                   ------------
    Net assets ................................................    $510,977,636
                                                                   ============
Net assets consist of:
    Paid-in capital ...........................................    $473,759,756
    Undistributed net investment income .......................      15,655,732
    Accumulated net realized gain on investments ..............       4,681,795
    Net unrealized appreciation on investments
       and forward commitments ................................      16,880,353
                                                                   ------------
                                                                   $510,977,636
                                                                   ============
Net assets:
    Class A ...................................................    $    136,157
                                                                   ============
    Class Y ...................................................    $    279,141
                                                                   ============
    Class S ...................................................    $510,562,338
                                                                   ============

Shares outstanding:
    Class A ...................................................          13,112
                                                                   ============
    Class Y ...................................................          26,824
                                                                   ============
    Class S ...................................................      45,359,748
                                                                   ============
Net asset value, offering price and redemption price per share:
    Class A ...................................................    $      10.38
                                                                   ============
    Class Y ...................................................    $      10.41
                                                                   ============
    Class S ...................................................    $      11.26
                                                                   ============


The accompanying notes are an integral part of the financial statements.     27

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of
Operations

                                                                         Six months ended
                                                                           June 30, 1998
                                                                            (Unaudited)
                                                                         ----------------
Investment income:
    Interest ........................................................... $     15,873,811
                                                                         ----------------
Expenses (Note 1):
    Investment management fees (Note 3) ................................        1,083,805
    Custody fees .......................................................           25,839
    Audit and legal fees ...............................................            5,308
    Directors' fees (Note 3) ...........................................            9,579
                                                                         ----------------
                                                                                1,124,531
    Administration fees (Note 3):
      Class A ..........................................................              320
      Class Y ..........................................................              384
      Class S ..........................................................          186,980
    Service fees (Note 3):
      Class A ..........................................................              165
                                                                         ----------------
       Total expenses ..................................................        1,312,380
                                                                         ----------------
    Net investment income ..............................................       14,561,431
                                                                         ----------------
Realized and unrealized gain (loss):
    Net realized gain on investment transactions and forward commitments        4,611,985
    Net change in unrealized appreciation (depreciation) on
      investments and forward commitments ..............................          421,047
                                                                         ----------------
       Net realized and unrealized gain ................................        5,033,032
                                                                         ----------------
    Net increase in net assets resulting from operations ............... $     19,594,463
                                                                         ================

28   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets


                                                                   Six months ended
                                                                     June 30, 1998       Year ended
                                                                      (Unaudited)     December 31, 1997
                                                                   ----------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income .......................................  $     14,561,431   $      26,356,459
    Net realized gain on investment transactions
     and forward commitments ....................................         4,611,985           2,197,948
    Net change in unrealized appreciation (depreciation) on
     investments and forward commitments ........................           421,047          11,750,983
                                                                   ----------------   -----------------
     Net increase in net assets resulting from operations .......        19,594,463          40,305,390
                                                                   ----------------   -----------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1* ....................................................                --              (5,999)
    Class 2* ....................................................                --              (6,818)
    Class 3* ....................................................                --              (7,342)
    Class S  ....................................................                --         (27,133,147)
                                                                   ----------------   -----------------
     Total distributions from net investment income .............                --         (27,153,306)
                                                                   ----------------   -----------------
    From net realized gains:
    Class 1* ....................................................              --                   (55)
    Class 2* ....................................................              --                   (55)
    Class 3* ....................................................              --                   (56)
    Class S  ....................................................                --            (196,689)
                                                                   ----------------   -----------------
     Total distributions from net realized gains ................                --            (196,855)
                                                                   ----------------   -----------------
Net fund share transactions (Note 5):
    Class 1* ....................................................          (131,117)              6,094
    Class 2* ....................................................          (133,440)              6,894
    Class 3* ....................................................          (134,802)              7,406
    Class A .....................................................           131,117                  --
    Class Y .....................................................           268,242                  --
    Class S .....................................................        35,053,014          86,289,359
                                                                   ----------------   -----------------
     Increase in net assets from net fund share transactions ....        35,053,014          86,309,753
                                                                   ----------------   -----------------
    Total increase in net assets ................................        54,647,477          99,264,982
Net assets:
    Beginning of period .........................................       456,330,159         357,065,177
                                                                   ----------------   -----------------
    End of period (including undistributed net investment income
     of $15,655,732 and $1,094,301, respectively) ...............  $    510,977,636   $     456,330,159
                                                                   ================   =================

 * Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)


                                                          Class A              Class Y
                                                          -------              -------
                                                         Six months           Six months
                                                        ended 6/30/98        ended 6/30/98
                                                         (Unaudited)          (Unaudited)
                                                          ---------            ---------
Net asset value, beginning of period                      $   10.00            $   10.00
                                                          ---------            ---------
Income (loss) from investment operations:
 Net investment income                                         0.27                 0.30
 Net realized and unrealized gain (loss) on investments        0.11                 0.11
                                                          ---------            ---------
  Total income (loss) from investment operations               0.38                 0.41
                                                          ---------            ---------
Net asset value, end of period                            $   10.38            $   10.41
                                                          =========            =========
Total Return                                                   3.80%                4.10%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                         $     136            $     279
 Net expenses to average daily net assets                      1.20%*               0.75%*
 Net investment income to average daily net assets             5.39%*               5.84%*
 Portfolio turnover rate                                         20%                  20%

                                                                                        Class S (1)
                                                                                        -----------
                                                            Six months
                                                           ended 6/30/98  Year ended     Year ended     Year ended    Period ended
                                                            (Unaudited)    12/31/97       12/31/96       12/31/95      12/31/94**
                                                             ---------     --------       --------       --------      -----------
Net asset value, beginning of period                         $  10.81      $  10.45       $  10.75       $   9.84       $  10.00
                                                             --------      --------       --------       --------       --------
Income (loss) from investment operations:
 Net investment income                                           0.32          0.69***        0.67***        0.72***        0.18
 Net realized and unrealized gain (loss) on investments          0.13          0.33          (0.37)          1.17          (0.16)
                                                             --------      --------       --------       --------       --------
  Total income (loss) from investment operations                 0.45          1.02           0.30           1.89           0.02
                                                             --------      --------       --------       --------       --------
Less distributions to shareholders:
 From net investment income                                        --         (0.64)         (0.54)         (0.65)         (0.18)
 From net realized gains                                           --         (0.02)         (0.06)         (0.33)            --
                                                             --------      --------       --------       --------       --------
  Total distributions                                              --         (0.66)         (0.60)         (0.98)         (0.18)
                                                             --------      --------       --------       --------       --------
Net asset value, end of period                               $  11.26      $  10.81       $  10.45       $  10.75       $   9.84
                                                             ========      ========       ========       ========       ========
Total Return @                                                   4.16%         9.78%          2.80%         19.15%          0.20%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                            $510,562      $455,931       $356,699       $253,540       $194,150
 Net expenses to average daily net assets#                     0.5446%*      0.5393%        0.5130%        0.5130%        0.5130%*
 Net investment income to average daily net assets               6.05%*        6.34%          6.26%          6.56%          6.86%*
 Portfolio turnover rate                                           20%           54%            54%           104%             7%

  #Computed after giving effect to the voluntary partial
   waiver of management fee by MassMutual, which terminated
   May 1, 1997. Without this partial waiver of fees by
   MassMutual, the ratio of expenses to average
   daily net assets would have been:                              N/A        0.5512%        0.5550%        0.5553%        0.5672%*

 *Annualized
 **For the period from October 3, 1994 (commencement of operations) through
    December 31, 1994.
 ***Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
(1)Class S shares were previously designated as Class 4 shares.
@Employee retirement benefit plans that invest plan assets in the Separate
 Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

30   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual Balanced Fund - Portfolio Manager Report

--------------------------------------------------------------------------------



What are the       The objective and policies of the Fund are to:
investment
objective and      . achieve a high total rate of return over an extended period
policies for the     of time consistent with the preservation of capital values
MassMutual
Balanced Fund?     . invest in a diversified portfolio of equity securities,
                     fixed income securities and money market instruments

                   . manage the allocation of investments, under normal
                     circumstances, in three sectors within the following ranges:

                   Prime Sector no more than 35% of net assets
                   Core Bond Sector no more than 35% of net assets Value Equity Sector no more than 65% of net assets


How did the Fund   During the first half of 1998, large capitalization growth
perform during     stocks continued to dominate the marketplace. This put a
the first half     negative spin on our performance given that more than half of
of 1998?           the portfolio was invested in value-oriented stocks. Class S shares of the Fund delivered a net return of 6.55 percent, finishing the period behind the 9.79 percent return of the Lipper Balanced Fund Index, an unmanaged index of stock and bonds.

As a balanced      Our positioning at the end of June was 53 percent in stocks,
portfolio of       17 percent in bonds and 30 percent in money market
stocks and bonds,  securities. This is a slight change from our positioning at
what was the       the end of 1997, when stocks, bonds and money market
Fund's percentage securities represented 57, 15 and 28 percent, respectively. allocation in each
of these           The equity component was lowered slightly in March to reflect categories at the  the fact that common stocks are currently at very high end of the period? valuations. The bond component of the Fund was
Explain any        correspondingly modestly increased.
change from last
fiscal year.

Within your stock  In contrast to our success in the healthcare sector in 1997,
positioning, in    we did not benefit from our healthcare holdings in the first
what types of      six months of 1998. Three of our 10 largest stock holdings
stocks did you     were healthcare companies: Bristol-Myers, Schering-Plough and
focus your         Becton, Dickinson. These were not our best performers as we
investment         closed the second quarter.
selection during
the period, and    Other sources of the Fund's underperformance across several
how did this       different sectors included AMP, an electrical equipment and contribute to Fund electronics company; Dover Corporation, a machinery company;
performance?       Hewlett-Packard, a computer and office equipment provider;
                   and Minnesota Mining & Manufacturing, a diversified manufacturer of industrial, commercial and health care products.

                   In general, our stock portfolio did not perform well as the result of investors favoring higher growth, lower dividend-paying companies. When you review history in terms of the two distinct styles of investing--growth versus value--it shows a cyclical inverse relationship between the two styles. At present, the growth style has been outperforming value investing in one of the longest periods of relative outperformance by one of the styles.

How did you        Within our bond portfolio, our sector diversification
position the bond  remained fairly consistent with last year. We continue to
portfolio, and     focus on investment-grade fixed income securities. As of June
what impact did    30, 1998, at least half of our bond holdings were AAA rated
this have on the   corporate bonds, while the remainder was invested in A and
Fund?              BBB rated bonds. Therefore, the average credit quality rating of our bond portion was AA.

Do you expect to   We continue to carefully study our exposure to the equity
make any           markets. However, we are reluctant to lower our stock
significant        component any further because our holdings are undervalued
changes to the     and the market has not yet recognized what we believe to be
Fund's allocation their true worth. We are waiting to see appropriate in the near-term? valuations before we make any decisions to sell.

Looking ahead,     In spite of the recent strong performance from large,
what is your       growth-oriented stocks, we believe that our value-oriented
outlook for the    stock selection strategy continues to make sense for the
economy and the    Balanced Fund. There is a tremendous amount of value in the
Fund in the second stock component of the portfolio, and we expect that this--in
half of 1998?      combination with our fixed income holdings--will benefit the
                   Fund and our shareholders over the long term.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced
Fund Class S and the Lipper Balanced Fund Index


--------------------------------------------------------------------------------
  MassMutual Balanced Fund

  Total Return      Year-to-date           One Year           Average Annual
                  1/1/98 - 6/30/98     7/1/97 - 6/30/98     10/3/94 - 6/30/98

  Class S              6.55%                14.78%                15.87%
--------------------------------------------------------------------------------
  Lipper Balanced      9.79%                18.59%                16.28%
  Fund Index

  Standard & Poor's   17.71%                30.16%                27.73%
  500 Composite Index

  Lehman Brothers      4.17%                11.29%                 8.82%
  Government/Corporate
  Bond Index
--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

                                        Lehman Bros
            Class S   Lipper Balanced    Gov't Cap    S&P 500 Index

10/3/94      10,000        10,000          10,000        10,000
12/94        10,029         9,880          10,037         9,998
6/95         11,179        11,208          11,220        12,019
12/95        12,164        12,306          11,968        13,755
6/96         12,788        12,860          11,743        15,144
12/96        13,725        13,960          12,315        16,915
6/97         15,126        15,522          12,652        20,401
12/97        16,294        16,612          13,516        22,559
6/98         17,361        18,328          14,080        26,554


Hypothetical Investments in MassMutual Balanced
Fund Class A and Class Y and the Lipper Balanced
Fund Index
--------------------------------------------------------------------------------
  MassMutual Balanced Fund
  Total Return      Year-to-date
                  1/1/98 - 6/30/98

  Class A              6.20%
  Class Y              6.40%
--------------------------------------------------------------------------------
  Lipper Balanced      9.79%
  Fund Index

  Standard & Poor's   17.71%
  500 Composite Index

  Lehman Brothers      4.17%
  Government/Corporate
  Bond Index
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                    Lehman Bros
        Class A       Class Y    Lipper Balanced    Gov't Cap    S&P 500 Index

12/97    10,000        10,000          10,000        10,000       10,000
1/98     10,020        10,020          10,071        10,141       10,110
2/98     10,400        10,410          10,470        10,105       10,839
3/98     10,730        10,740          10,790        10,144       11,394
4/98     10,690        10,710          10,865        10,193       11,509
5/98     10,600        10,620          10,782        10,247       11,311
6/98     10,620        10,640          10,979        10,417       11,771

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brother
Government Corporate Bond Index, and the Standard & Poor's 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors.
--------------------------------------------------------------------------------

                           MassMutual Balanced Fund
                               Asset Allocation
                                  on 6/30/98

                           [PIE CHART APPEARS HERE]

                           Common Stock         53%
                           Bonds                17%
                           Short-term Issues    30%


                       --------------------------------
                           MASSMUTUAL BALANCED FUND
                       LARGEST STOCK HOLDINGS (6/30/98)
                       --------------------------------
                       Bristol-Myers Squibb Company
                       General Electric Company
                       Becton, Dickinson and Company
                       ConAgra, Inc.
                       Goodyear Tire & Rubber Company
                       Hewlett-Packard Company
                       Schering-Plough Corp.
                       The McGraw-Hill Companies, Inc.
                       International Business Machines
                         Corporation
                       Kimberly-Clark Corporation

-------------------------------------------------------------------------------

MassMutual Balanced Fund - Portfolio of Investments

-------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                      Number of
                        Shares    Market Value
                        ------    ------------
EQUITIES -- 53.0%
Aerospace & Defense -- 1.9%
Raytheon Company
 Class A                 34,000  $   1,959,250
Raytheon Company
 Class B                 92,000      5,439,500
TRW Inc.                108,500      5,926,813
                                    -----------
                                    13,325,563
                                    -----------

Apparel, Textiles & Shoes -- 0.7%
VF Corporation           89,000      4,583,500
                                    -----------

Automotive & Parts-- 2.3%
Ford Motor Company       63,300      3,734,700
Genuine Parts
 Company                154,500      5,339,906
Goodyear Tire &
 Rubber Company         113,700      7,326,544
                                    -----------
                                    16,401,150
                                    -----------

Banking, Savings & Loans -- 3.5%
The Bank of New
 York Company,
 Incorporated           101,000      6,129,438
Comerica, Incorporated   79,500      5,266,875
Norwest Corporation     114,000      4,260,750
Pacific Century
 Financial Corporation  150,300      3,607,200
Wachovia Corp.           60,100      5,078,450
                                    -----------
                                    24,342,713
                                    -----------

Beverages -- 0.7%
Brown-Forman
 Corporation (Class B)   80,700      5,184,975
                                    -----------

Chemicals -- 2.9%
Air Products and
 Chemicals, Inc.         96,000      3,840,000
Engelhard Corporation   205,000      4,151,250
The Lubrizol
 Corporation             68,300      2,066,075
Nalco Chemical
 Company                118,500      4,162,313
Rohm & Haas
 Company                 60,000      6,236,250
                                    -----------
                                    20,455,888
                                    -----------

Commercial Services -- 0.5%
Pinnacle West Capital
 Corporation             76,200      3,429,000
                                    -----------

Computers & Office Equipment -- 4.2%
Electronic Data
 Systems Corporation     79,500      3,180,000
Hewlett-Packard
 Company                122,000      7,304,750
International Business
 Machines Corporation    63,000      7,233,188
Pitney Bowes, Inc.      130,000      6,256,250
Xerox Corporation        62,000      6,300,750
                                    -----------
                                    30,274,938
                                    -----------

Containers -- 1.4%
Bemis Company, Inc.      72,800      2,975,700
Crown Cork & Seal
 Company, Inc.           72,000      3,420,000
Temple-Inland, Inc.      63,000      3,394,125
                                    -----------
                                     9,789,825
                                    -----------

Cosmetics & Personal Care -- 1.0%
Kimberly-Clark
 Corporation            145,800      6,688,575
                                    -----------

Drugs -- 0.6%
Pharmacia & Upjohn,
 Inc.                    94,000      4,335,750
                                    -----------

Electric Utilities -- 1.1%
Dominion Resources,
 Inc.                    90,000      3,667,500
SCANA Corporation       130,500      3,890,531
                                    -----------
                                     7,558,031
                                    -----------

Electrical Equipment &
Electronics -- 3.4%
AMP Incorporated        156,700      5,386,563
General Electric
 Company                103,000      9,373,000
Honeywell Inc.           60,400      5,047,175
Hubbell, Incorporated
 (Class B)               96,022      3,996,916
                                    -----------
                                    23,803,654
                                    -----------

Energy -- 3.2%
Amoco Corporation       148,000      6,160,500
Kerr-McGee
 Corporation             43,500      2,517,563
Mobil Corporation        82,000      6,283,250
Teco Energy, Inc.       117,000      3,137,063
Unocal Corporation      130,000      4,647,500
                                    -----------
                                    22,745,876
                                    -----------

Financial Services -- 0.7%
American Express
 Company                 41,500      4,731,000
                                    -----------

Foods -- 2.6%
Archer-Daniels-Midland
 Company                180,600      3,499,125
BEST FOODS               66,000      3,832,125
ConAgra, Inc.           236,400      7,490,925
General Mills, Inc.      53,000      3,623,875
                                    -----------
                                    18,446,050
                                    -----------

Forest Products & Paper -- 0.6%
Weyerhaeuser Company     84,600      3,907,463
                                    -----------

Hardware & Tools -- 0.5%
The Stanley Works        77,000      3,200,313
                                    -----------

Healthcare -- 4.2%
Becton, Dickinson and
 Company                102,000      7,917,750
Bristol-Myers Squibb
 Company                123,000     14,137,313
Schering-Plough Corp.    79,600      7,293,350
                                    -----------
                                    29,348,413
                                    ===========

                                    (Continued)

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Number of
                        Shares     Market Value
                        ------     ------------

Industrial Distribution -- 0.7%
W.W. Grainger, Inc.       96,000  $  4,782,000
                                 --------------

Industrial Transportation -- 1.5%
Burlington Northern
  Santa Fe Corp.          51,900     5,095,931
Norfolk Southern
  Corporation            173,900     5,184,394
                                 --------------
                                    10,280,325
                                 --------------

Insurance -- 3.9%
American General
 Corporation              70,000     4,983,125
CIGNA Corporation         30,000     2,070,000
Jefferson-Pilot
 Corporation              58,875     3,411,070
Marsh & McLennan
 Companies, Inc.         105,000     6,345,938
MBIA, Inc.                76,800     5,750,400
SAFECO Corporation       109,000     4,952,688
                                 --------------
                                    27,513,221
                                 --------------

Machinery & Components -- 0.6%
Dover Corporation        124,000     4,247,000
                                 --------------

Manufacturing -- 0.6%
Armstrong World
  Industries, Inc.        61,000     4,109,875
                                 --------------

Miscellaneous -- 0.7%
Minnesota Mining &
 Manufacturing
 Company                  56,200     4,618,938
                                 --------------

Oil & Gas--1.5%
ENI SPA, Sponsored
 ADR                      62,400     4,056,000
Occidental Petroleum
 Corporation             128,500     3,469,500
USX-Marathon Group        83,200     2,854,800
                                 --------------
                                    10,380,300
                                 --------------

Publishing & Printing -- 1.0%
The McGraw-Hill
 Companies, Inc.          89,000     7,259,055
                                 --------------

Retail -- 1.5%
The May Department
 Stores Company           73,500     4,814,250
Sears Roebuck and Co.     98,000     5,984,125
                                 --------------
                                    10,798,375
                                 --------------

Retail-Grocery -- 1.5%
Albertson's, Inc.        111,100     5,756,369
American Stores
 Company                 185,000     4,474,688
                                 --------------
                                    10,231,057
                                 --------------

Telecommunications-- 0.9%
GTE Corporation          116,000     6,452,500
                                 --------------

Telephone Utilities -- 1.5%
Ameritech Corporation    122,000     5,474,750
Frontier Corporation     159,500     5,024,250
                                 --------------
                                    10,499,000
                                 --------------

Tobacco -- 1.1%
Fortune Brands, Inc.     105,400     4,051,313
UST Inc.                 136,800     3,693,600
                                 --------------
                                     7,744,913
                                 --------------

TOTAL EQUITIES                     371,469,236
                                 --------------
(Cost $236,599,921)

                       Principal
                        Amount     Market Value
                        ------     ------------

BONDS & NOTES -- 16.9%
ASSET BACKED SECURITIES -- 1.2%
California
 Infrastructure PG&E-
 I,1997-1. Class A6
 6.320% 9/25/2005     $  150,000    $  152,624
California
 Infrastructure SCE-
 1,1997-1, Class A5
 6.280% 9/25/2005        150,000       152,867
California
 Infrastructure
 SDG&E-1,1997-l,
 Class A5
 6.190% 9/25/2005        100,000       101,565
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000      1,000,000     1,003,980
Case Equipment Loan
 Trust 1998-A,
 Class A4
 5.830% 2/15/2005        750,000       750,158
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/2003      1,000,000     1,004,920
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002     1,000,000     1,000,040
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006     1,000,000     1,002,460
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001      1,000,000     1,005,000
Metlife Capital
 Equipment Loan Trust
 Series 1997-A,
 Class A
 6.850% 5/20/2008        750,000       776,576
Railcar Trust No.
 1992-1
 7.750% 6/01/2004        345,335       361,883
Travelers Funding Ltd.
 Class A-1
 6.300% 2/15/2014        700,000       682,409
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002        634,056       635,438
                                 --------------

TOTAL ASSET BACKED
SECURITIES                           8,629,920
                                 --------------
(Cost $8,590,435)

CORPORATE DEBT -- 7.3%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006      1,000,000     1,073,090
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009        990,374     1,004,517
American Airlines
 1994-A Pass-Through
 Trusts, Class A4
 9.780% 11/26/2011       975,556     1,171,248
AMR Corporation
 9.000% 8/01/2012        500,000       589,900
Analog Devices, Inc.
 6.625% 3/01/2000        500,000       503,480
Archer-Daniels-Midland
 Company
 6.750% 12/15/2027       350,000       362,156
Associates Corporation
 of North America
 6.500% 8/15/2002        500,000       507,020
Associates Corporation
 of North America
 6.750% 8/01/2001      1,000,000     1,019,030
Barrick Gold
 Corporation
 7.500% 5/01/2007      1,000,000     1,070,050
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000      1,000,000     1,011,550
BHP Finance (USA)
 Limited
 6.420% 3/01/2026      1,000,000       998,660
Boston Scientific
 Corporation
 6.625% 3/15/2005      1,000,009     1,010,580

                                    (Continued)

34 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Principal
                      Amount    Market Value
                      ------    ------------

Carlisle Companies
 Incorporated
 7.250% 1/15/2007  $   750,000 $    786,015
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005      500,000      479,605
Champion International
 Corporation
 6.400% 2/15/2026    1,000,000    1,033,440
The Charles Schwab
 Corporation
 6.250% 1/23/2003    1,000,000    1,006,830
The CIT Group
 Holdings, Inc.
 6.375% 10/01/2002   1,000,000    1,009,420
CITGO Petroleum
 Corporation
 7.875% 5/15/2006      250,000      263,878
Comcast Cable
 Communications, Inc.
 8.375% 5/01/2007      750,000      838,763
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014      474,463      547,744
Continental Airlines,
 Inc., Series 1996-B
 7.820% 4/15/2015      480,548      525,263
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003   1,000,000    1,020,220
CSX Corporation
 7.250% 5/01/2027    1,200,000    1,354,908
Dana Corporation
 6.500% 3/15/2008      500,000      507,825
Delta Air Lines, Inc.,
 1992, Series C
 8.540% 1/02/2007      399,719      440,299
Dover Corporation
 6.250% 6/01/2008      500,000      504,355
Dover Corporation
 6.650% 6/01/2028      500,000      509,265
English China Clays
 Delaware Inc.
 7.375% 10/01/2002     500,000      520,730
ERAC USA Finance
 Company 144A
 6.750% 5/15/2007    1,250,000    1,262,588
FBG Finance Limited
 144A
 7.875% 6/01/2016    1,000,000    1,134,610
Fletcher Challenge
 Capital Canada Inc.
 6.750% 3/24/2005      500,000      501,385
Fletcher Challenge
 Capital Canada Inc.
 7.750% 6/20/2006      500,000      528,030
General American
 Transportation
 Corporation
 6.750% 3/01/2006    1,000,000    1,018,130
General Electric
 Capital Corporation
 6.500% 11/01/2006     250,000      258,128
General Mills, Inc.
 8.900% 6/15/2006      500,000      584,340
The Goldman Sachs
 Group, L.P 144A
 6.200% 2/15/2001    1,000,000    1,007,610
GTE Corporation
 9.100% 6/01/2003      275,000      308,435
Hershey Foods
 Corporation
 7.200% 8/15/2027    1,250,000    1,391,200
Hilton Hotels
 Corporation
 7.000% 7/15/2004      450,000      444,069
ICI Wilmington, Inc.
 7.050% 9/15/2007      500,000      525,935
Interpool, Inc.
 7.350% 8/01/2007      500,000      503,866
Korea Development
 Bank
 7.375% 9/17/2004      350,000      288,862
LASMO (USA) Inc.
 6.750% 12/15/2007   1,250,000    1,237,388
Leucadia National
 Corporation
 7.750% 8/15/2013    1,000,000    1,062,040
Lockheed Martin
 Corporation
 7.700% 6/15/2008    1,000,000    1,098,790
MAPCO Inc.
 7.250% 3/01/2009    1,000,000    1,061,290
Millipore Corporation
 7.500% 4/01/2007    1,000,000    1,069,550
Mobil Corporation
 8.625% 8/15/2021    1,000,000    1,280,060
Morgan Stanley Group,
 Inc.
 6.875% 3/01/2007      500,000      518,080
Newmont Mining
 Corporation
 8.625% 4/01/2002    1,000,000    1,069,480
News America
 Holdings Incorporated
 9.250% 2/01/2013    1,000,000    1,216,240
Norfolk Southern
 Corporation
 7.050% 5/01/2037    1,350,000    1,433,552
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005    1,000,000    1,037,270
Raytheon Company
 6.750% 8/15/2007      500,000      512,715
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003    1,000,000    1,036,960
Scholastic Corporation
 7.000% 12/15/2003     750,000      774,360
The E. W. Scripps
 Company
 6.625% 10/15/2007   1,000,000    1,026,230
Thomas & Betts
 Corporation
 8.250% 1/15/2004      500,000      543,485
Time Warner Inc.
 7.750% 6/15/2005    1,000,000    1,073,260
Time Warner Inc.
 Pass-Thru Asset
 Trust 1997-1 144A
 6.100% 12/30/2001     750,000      746,340
US Air, Inc., Class B
 7.500% 10/15/2009     469,795      497,894
Valero Pass-Through
 Asset Trust
 1997-1 144A
 6.750% 12/15/2002     500,000      505,830
WorldCom, Inc.
 7.750% 4/01/2007      500,000      542,330
WorldCom, Inc.
 9.375% 1/15/2004      435,000      456,889
                                ------------

TOTAL Corporate Debt             51,227,062
(Cost $48,257,494)              ------------

NON - U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 0.1%
Merrill Lynch Mortgage Investments
Collateralized Mortgage Obligations
Merrill Lynch
 Mortgage Investors,
 Inc., Series 1997- CI-
 CTL, A-I
 6.310% 11/15/2026     983,741      989,889
                                ------------
(Cost $983,894)

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.6%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 0.6%
Collateralized Mortgage Obligations -- 0.6%
FHLMC Series 1322
 Class G
 7.500% 2/15/2007    1,000,000    1,022,180
FHR Series 1607,
 Class G
 6.000% 8/15/2013    3,000,000    2,996,250
                                ------------
                                  4,018,430
                                ------------

                                 (Continued)

   The accompanying notes are an integral part of the financial statements.   35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Principal
                      Amount      Market Value
                      ------      ------------
Pass-Through Securities -- 0.0%
FHLMC
  9.000% 3/01/2017  $   123,198  $    130,666
                                --------------
                                    4,149,096
                                --------------

Federal National Mortgage Association
(FNMA) -- 0.7%
Collateralized Mortgage Obligations -- 0.7%
FNMA Series 1993-
 134 Class GA
 6.500% 2/25/2007     1,000,000     1,014,680
FNMA Series 1993-
 191 Class PD
 5.400% 3/25/2004       268,858       267,764
FNMA Series 1993-
 221 Class D
 6.000% 12/25/2008    1,000,000     1,002,180
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008     2,000,000     1,962,860
                                --------------
                                    4,247,484
                                --------------

Pass-Through Securities -- 0.0%
FNMA
 8.000% 5/01/2013       306,987       311,315
                                --------------
                                    4,558,799
                                --------------

Government National Mortgage Association
(GNMA) -- 1.5%
Pass-Through Securities -- 1.5%
GNMA
 5.500% 10/20/2027 -
        11/20/2027    1,820,658     1,837,153
GNMA
 6.000% 5/20/2027     2,206,362     2,241,510
GNMA
 7.000% 8/15/2023 -
        10/15/2023      912,892       928,868
GNMA
 7.500% 10/15/2006 -
        6/15/2017     2,311,315     2,399,820
GNMA
 8.000% 11/15/2004 -
        1/15/2009     2,481,487     2,614,496
GNMA
 9.000% 12/15/2008 -
        5/15/2009       403,164       439,366
                                --------------
                                   10,461,213
                                --------------

U.S. Government Guaranteed Notes -- 0.8%
1991-A Fairfax
 County, VA
 8.740% 8/01/2001       200,000       215,436
1991-A Jefferson
 Park, CA
 8.740% 8/01/2001     1,740,000     1,874,293
1991-A Monroe
 County, NY
 8.740% 8/01/2001       500,000       538,590
1991-A Rochester, NY
 8.740% 8/01/2001        60,000        64,631
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A
 8.240% 8/01/2002     3,000,000     3,256,710
                                --------------
                                    5,949,660
                                --------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                 25,118,768
                                --------------
(Cost $24,219,555)

U.S. TREASURY OBLIGATIONS -- 4.7%
U.S. Treasury Bonds -- 3.0%
U.S. Treasury Bond
 7.500% 11/15/2016   10,325,000    12,394,853
U.S. Treasury Bond
 8.750% 5/15/2017     6,000.000     8,080,320
                                --------------
                                   20,475.173
                                --------------

U.S. Treasury Notes -- 1.4%
U.S. Treasury Note
 5.875% 2/15/2004     2,050,000     2,087,802
U.S. Treasury Note
 6.250% 2/28/2002     1,000,000     1,022,970
U.S. Treasury Note
 6.875% 5/15/2006     1,000,000     1,082,810
U.S. Treasury Note
 7.125% 2/29/2000     2,600,000     2,665,000
U.S. Treasury Note
 7.500%  2/15/2005    1,250,000     1,383,588
U.S. Treasury Note
 7.875% 11/15/2004      470,000       527,866
U.S. Treasury Note
 8.000% 5/15/2001     1,000,000     1,064,690
                                --------------
                                    9,834,726
                                --------------

U.S. Treasury Strips -- 0.3%
U.S. Treasury Strip
 Principal Only
 0.000% 2/15/1999     2,250,000     2,176,178
U.S. Treasury Strip
 Principal Only
 0.000% 8/15/2015       700,000       264,278
                                --------------
                                    2,440,456
                                --------------

TOTAL U.S. TREASURY
OBLIGATIONS                        32,750,355
                                --------------
(Cost $31,434,307)

TOTAL BONDS & NOTES               118,715,994
                                --------------
(Cost $113,485,685)

SHORT-TERM INVESTMENTS -- 29.7%
Commercial Paper
AirTouch
 Communications, Inc.
 5.700% 9/10/1998     2,715,000     2,684,479
Burlington Northern
 Santa Fe Corp.
 5.650% 7/01/1998     4,000,000     4,000,000
Carter Holt Harvey
 Limited
 5.680% 7/28/1998     2,950,000     2,937,433
Carter Holt Harvey
 Limited
 5.710% 7/27/1998     6,415,000     6,388,545
Carter Holt Harvey
 Limited
 5.720% 8/17/1998     3,140,000     3,116,551
Central and South
 West Corporation
 5.700% 7/16/1998     4,650,000     4,638,956
Comdisco, Inc.
 5.700% 7/20/1998     2,880,000     2,871,336
Comdisco, Inc.
 5.710% 8/04/1998     5,425,000     5,395,744
Comdisco, Inc.
 5.720% 8/27/1998     4,930,000     4,885,351
Cox Enterprises, Inc.
 5.650% 7/14/1998     5,615,000     5,603,544
Cox Enterprises, Inc.
 5.650% 7/24/1998     4,640,000     4,623,251
Cox Enterprises, Inc.
 5.720% 7/21/1998     4,550,000     4,535,541
Crown Cork & Seal
 Company, Inc.
 5.700% 7/23/1998     4,120,000     4,105,649
Crown Cork & Seal
 Company, Inc.
 5.710% 7/08/1998     5,195,000     5,189,232
Crown Cork & Seal
 Company, Inc.
 5.710% 8/10/1998     2,560,000     2,543,758
CSX Corporation
 5.740% 9/30/1998     4,165,000     4,104,989
Dana Credit
 Corporation
 5.680% 7/10/1998     7,350,000     7,339,563
Dana Credit
 Corporation
 5.710% 7/30/1998     2,350,000     2,339,191
Federal Signal Corp.
 5.720% 8/06/1998     4,330,000     4,305,232
Federal Signal Corp.
 5.730% 8/11/1998     5,880,000     5,841,628
Humana, Inc.
 5.700% 7/15/1998     4,910,000     4,899,116

                                   (Continued)

36 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Principal
                      Amount     Market Value
                      ------     ------------
Humana, Inc.
 5.720% 7/17/1998 $  5,100,000  $  5,087,035
Humana, Inc.
 5.720% 7/22/1998    3,500,000     3,488,322
Humana, Inc.
 5.800% 8/24/1998    2,455,000     2,433,642
IMC Global Inc.
 5.700% 7/07/1998    6,065,000     6,059,238
IMC Global Inc.
 5.700% 8/03/1998    6,475,000     6,441,168
IMC Global Inc.
 5.720% 8/03/1998    4,145,000     4,123,266
Lockheed Martin
 Corporation
 5.640% 7/29/1998    3,770,000     3,753,462
Lockheed Martin
 Corporation
 5.680% 8/28/1998    5,980,000     5,925,276
Lockheed Martin
 Corporation
 5.690% 7/31/1998    3,915,000     3,896,436
Mallinckrodt Group
 Inc.
 5.700% 8/10/1998    2,000,000     1,987,333
Mallinckrodt Group
 Inc.
 5.720% 9/08/1998    4,015,000     3,971,136
ORIX Credit Alliance,
 Inc.
 5.730% 7/09/1998    9,580,000     9,567,802
Praxair, Inc.
 5.620% 8/07/1998    6,385,000     6,348,120
Rite Aid Corporation
 5.620% 7/02/1998    7,245,000     7,243,869
Ryder System, Inc.
 5.690% 8/25/1998    1,420,000     1,407,656
Sonat Inc.
 5.700% 7/06/1998    4,325,000     4,321,576
Sonat Inc.
 5.700% 8/13/1998    3,150,000     3,128,554
Sonat Inc.
 5.700% 8/14/1998    3,700,000     3,674,223
Textron Financial
 Corporation
 5.710% 8/26/1998    7,845,000     7,775,319
Textron Financial
 Corporation
 5.720% 8/12/1998    2,630,000     2,612,449
VF Corporation
 5.700% 7/13/1998    5,000,000     4,990,500
VF Corporation
 5.750% 9/02/1998    4,885,000     4,836,272
VF Corporation
 5.750% 9/28/1998    2,370,000     2,336,603
Western Atlas Inc.
 5.720% 9/11/1998    5,845,000     5,778,367
Western Atlas Inc.
 5.730% 8/05/1998    5,000,000     4,972,146
                                -------------

TOTAL SHORT-TERM
INVESTMENTS                      208,508,859
                                -------------
(Cost $208,507,330)

TOTAL INVESTMENTS -- 99.6%       698,694,089
(Cost $558,592,936)+

Other Assets/
(Liabilities) - 0.4%               2,602,036
                                -------------
Net Assets -- 100.0%            $701,296,125
                                =============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933.
      These securities may be resold in transac-tions exempt from registration, normally to qualified institutional buyers.


      The remainder of this page
       intentionally left blank.

   The accompanying notes are an integral part of the financial statements.   37

--------------------------------------------------------------------------------

MassMutual Balanced Fund -- Financial Statements

--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities

                                                                        June 30, 1998
                                                                         (Unaudited)
                                                                        -------------
Assets:
    Investments, at value (cost $350,085,606) (Note 2) .............    $490,185,230
    Short-term investments, at value (cost $208,507,330) (Note 2) ..     208,508,859
                                                                        ------------
      Total Investments ............................................     698,694,089
    Cash ...........................................................           3,145
    Receivables from:
      Investments sold .............................................           6,110
      Fund shares sold .............................................         820,885
      Interest and dividends .......................................       2,352,309
                                                                        ------------
       Total assets ................................................     701,876,538
                                                                        ------------
Liabilities:
    Payables for:
      Fund shares redeemed .........................................         234,058
      Directors' fees and expenses (Note 3) ........................           5,429
      Affiliates (Note 3):
       Investment management fees ..................................         275,134
       Administration fees .........................................          47,626
       Service fees ................................................             104
    Accrued expenses and other liabilities .........................          18,062
                                                                        ------------
       Total liabilities ...........................................         580,413
                                                                        ------------
    Net assets .....................................................    $701,296,125
                                                                        ============
Net assets consist of:
    Paid-in capital ................................................    $513,229,858
    Undistributed net investment income ............................      11,548,538
    Accumulated net realized gain on investments ...................      36,416,576
    Net unrealized appreciation on investments .....................     140,101,153
                                                                        ------------
                                                                        $701,296,125
                                                                        ============
Net assets:
    Class A ........................................................    $    166,714
                                                                        ============
    Class Y ........................................................    $    341,624
                                                                        ============
    Class S ........................................................    $700,787,787
                                                                        ============
Shares outstanding:
    Class A ........................................................          15,698
                                                                        ============
    Class Y ........................................................          32,095
                                                                        ============
    Class S ........................................................      48,412,714
                                                                        ============

Net asset value, offering price and redemption price per share:
    Class A ........................................................    $      10.62
                                                                        ============
    Class Y ........................................................    $      10.64
                                                                        ============
    Class S ........................................................    $      14.48
                                                                        ============

38   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Statement of                                                Six months ended
Operations                                                    June 30, 1998
                                                               (Unaudited)
                                                              --------------
Investment income:
    Interest ................................................ $    9,387,528
    Dividends (net of withholding tax of $14,676) ...........      4,010,225
                                                              --------------
      Total investment income ...............................     13,397,753
                                                              --------------
Expenses (Note 1):
    Investment management fees (Note 3) .....................      1,531,675
    Custody fees ............................................         35,018
    Audit and legal fees ....................................          7,591
    Directors' fees (Note 3) ................................          9,580
                                                              --------------
                                                                   1,583,864
    Administration fees (Note 3):
      Class A ...............................................            395
      Class Y ...............................................            476
      Class S ...............................................        264,276
    Service fees (Note 3):
      Class A ...............................................            204
                                                              --------------
       Total expenses .......................................      1,849,215
                                                              --------------
       Net investment income ................................     11,548,538
                                                              --------------
Realized and unrealized gain (loss):
    Net realized gain on investment transactions ............     30,220,528
    Net change in unrealized appreciation (depreciation) on
      investments ...........................................        939,616
                                                              --------------
       Net realized and unrealized gain .....................     31,160,144
                                                              --------------
    Net increase in net assets resulting from operations .... $   42,708,682
                                                              ==============


The accompanying notes are an integral part of the financial statements.   39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets


                                                                    Six months ended
                                                                     June 30, 1998      Year ended
                                                                      (Unaudited)    December 31, 1997
                                                                    ---------------- -----------------
Increase(Decrease) in Net Assets:
Operations:
    Net investment income ......................................    $     11,548,538 $      22,208,772
    Net realized gain on investment transactions ...............          30,220,528        30,475,696
    Net change in unrealized appreciation (depreciation) on
     investments ...............................................             939,616        53,068,589
                                                                    ---------------- -----------------
     Net increase in net assets resulting from operations ......          42,708,682       105,753,057
                                                                    ---------------- -----------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1* ...................................................                  --            (3,540)
    Class 2* ...................................................                  --            (4,381)
    Class 3* ...................................................                  --            (4,913)
    Class S ....................................................                  --       (22,163,635)
                                                                    ---------------- -----------------
     Total distributions from net investment income ............                  --       (22,176,469)
                                                                    ---------------- -----------------
    From net realized gains:
    Class 1* ...................................................                  --            (6,158)
    Class 2* ...................................................                  --            (6,204)
    Class 3* ...................................................                  --            (6,230)
    Class S ....................................................                  --       (26,240,454)
                                                                    ---------------- -----------------
     Total distributions from net realized gains ...............                  --       (26,259,046)
                                                                    ---------------- -----------------
Net fund share transactions (Note 5):
    Class 1* ...................................................            (156,981)            9,696
    Class 2* ...................................................            (159,715)           10,600
    Class 3* ...................................................            (161,230)           11,159
    Class A ....................................................             156,981                --
    Class Y ....................................................             320,945                --
    Class S ....................................................           2,974,312        34,578,286
                                                                    ---------------- -----------------
     Increase in net assets from net fund share transactions ...           2,974,312        34,609,741
                                                                    ---------------- -----------------
    Total increase in net assets ...............................          45,682,994        91,927,283

Net assets:
    Beginning of period ........................................         655,613,131       563,685,848
                                                                    ---------------- -----------------
    End of period (including undistributed net investment income
     of $11,548,538 and $0, respectively) ......................    $    701,296,125 $     655,613,131
                                                                    ================ =================

* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

40   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)


                                                                 Class A               Class Y
                                                                 -------               -------
                                                               Six months            Six months
                                                              ended 6/30/98         ended 6/30/98
                                                               (Unaudited)           (Unaudited)
                                                               -----------           -----------
Net asset value, beginning of period                           $     10.00           $     10.00
                                                               -----------           -----------
Income (loss) from investment operations:
 Net investment income                                                0.14                  0.17
 Net realized and unrealized gain (loss) on investments               0.48                  0.47
                                                               -----------           -----------
  Total income (loss) from investment operations                      0.62                  0.64
                                                               -----------           -----------
Net asset value, end of period                                 $     10.62           $     10.64
                                                               ===========           ===========
Total Return                                                          6.20%                 6.40%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                              $       167           $       342
 Net expenses to average daily net assets                             1.20%*                0.75%*
 Net investment income to average daily net assets                    2.74%*                3.19%*
 Portfolio turnover rate                                                16%                   16%

                                                                                          Class S (1)
                                                                                          -----------
                                                               Six months
                                                              ended 6/30/98   Year ended  Year ended  Year ended     Period ended
                                                                (Unaudited)    12/31/97    12/31/96    12/31/95      12/31/94**
                                                               -----------    ----------  ----------  ----------     ----------
Net asset value, beginning of period                           $    13.59     $   12.34   $   11.51   $    9.92      $  10.00
                                                               -----------    ----------  ----------  ----------     ----------
Income (loss) from investment operations:
 Net investment income                                               0.24          0.48        0.46        0.44          0.11
 Net realized and unrealized gain (loss) on investments              0.65          1.82        1.02        1.68         (0.08)
                                                               -----------    ----------  ----------  ----------     ----------
  Total income (loss) from investment operations                     0.89          2.30        1.48        2.12          0.03
                                                               -----------    ----------  ----------  ----------     ----------
Less distributions to shareholders:
 From net investment income                                            --         (0.48)      (0.46)      (0.44)        (0.11)
 From net realized gains                                               --         (0.57)      (0.19)      (0.09)           --
                                                               -----------    ----------  ----------  ----------     ----------
  Total distributions                                                  --         (1.05)      (0.65)      (0.53)        (0.11)
                                                               -----------    ----------  ----------  ----------     ----------
Net asset value, end of period                                 $    14.48     $   13.59   $   12.34   $   11.51      $   9.92
                                                               ==========     ==========  ==========  ==========     ==========
Total Return @                                                       6.55%        18.72%      12.83%      21.31%         0.29%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                              $  700,788     $ 655,135   $ 563,280   $ 456,773      $349,688
 Net expenses to average daily net assets#                         0.5430%*      0.5389%     0.5120%     0.5120%       0.5120%*
 Net investment income to average daily net assets                   3.39%*        3.57%       3.83%       4.18%         4.29%*
 Portfolio turnover rate                                               16%           28%         26%         23%            2%
  #Computed after giving effect to the voluntary partial
   waiver of management fee by MassMutual, which terminated
   May 1, 1997. Without this partial waiver of fees by
   MassMutual, the ratio of expenses to average
   daily net assets would have been:                                    N/A      0.5510%     0.5522%     0.5514%       0.5650%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
(1)Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.   41

--------------------------------------------------------------------------------

MassMutual Value Equity Fund - Portfolio Manager Report

--------------------------------------------------------------------------------

What are the       The objective and policies of the Fund are to:
investment
objective and      . achieve long-term growth of capital and income
policies for the
MassMutual Value   . invest primarily in a diversified portfolio of equity
Equity Fund?         securities of larger, well established companies (generally companies with market capitalization over $2.0 billion)

                   . utilize a value-oriented strategy in making investment
                     decisions

                   . utilize fundamental analysis to identify companies which

                     -are of high investment quality

                     -offer above-average dividend growth potential

                     -are attractively valued in the marketplace

How did the Fund   During the first half of 1998, the Fund lagged the S&P 500 perform during the Index, returning 8.88 percent for Class S shares for the
first half of      period. Most value managers underperformed the S&P 500 Index,
1998?              which was up 17.71 percent for the six months ended June 30,
                   1998. There is always a conflict in the marketplace between the two distinct styles of investing: growth versus value.
                   The growth style has had the upper hand for the past four and a half years--the longest period of relative outperformance by one of the styles since the mid 70's. We believe the odds increasingly favor a reversion to the mean at some future point. We believe buying value at this point is buying some protection. It may be the safer approach at this juncture of the market.

How did the stock  It has been a continuation of the best of all possible worlds
market progress    for investors, with high returns from common stocks the order
during the six-    of the day. Most of the large capitalization, high multiple,
month period?      low income producing securities had an outstanding six-month period. There has been money coming into the market seeking quality. Foreign investors have been moving into the U.S.
                   market even though their own markets have done reasonably well. So it has been positive in terms of liquidity for the overall market, both stocks and bonds.

                   At the same time, most value managers lagged the market because of a divergence created in the market by growing concerns about deteriorating economic conditions in Asia and the impact that those conditions would have on worldwide commodity prices, competition and economic activity in Europe and the U.S. It led investors to have concerns about any companies that had a cyclical orientation, and it forced investors to focus primarily on the largest, most assured high-growth companies, regardless of their valuations.

In what areas of   We added moderately to our holdings in the chemical industry,
the stock market   with our focus on specialty chemical companies that are
did you focus your experiencing stable demand and are able to generate ample
investment         cash flow that can be used to increase dividends and buy back selection and why? shares. One new stock, Bemis Corporation, a food-packaging manufacturer, has had a pattern of growing demand, revenues and earnings. It is an extremely well run company that dominates its markets and does not have the cyclical characteristics typical of chemical companies.

                   We have also added Englehard Corporation, a specialty chemical producer that makes catalytic converters. This stock has done better than the other chemical industry stocks over the last six months because of investor perceptions that this is an improving company with a very productive research effort and strong growth prospects.

                   We sometimes buy against trends - in this case, buying chemical companies when there is a broad perception in the market that chemical companies are not attractive. We share that perception about commodity chemical companies but our focus in this particular industry is on specialty chemical companies that currently represent exceptional value. Currently, specialty chemical companies are selling at between 50 percent and 70 percent of the market multiple. Normally, at their peak, they sell at 1.5 times the market multiple.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How has the Fund   The premise of our stock selection, is to try to find good
benefited from     companies that are reasonably valued in the marketplace.
this strategy?     Typically, the stock's discount is a result of an earnings glitch or a change in investor perception that we determine to be temporary. As long as a stock remains undervalued and the prospect for recovery in the marketplace remains, we will stay with it. Ultimately, as these factors change over time, the Fund should see the payoff.

What changes to    We do not anticipate making wholesale changes to the
the portfolio do   portfolio over the near term. While this recent period of
you anticipate     relative underperformance has indeed been disappointing,
between now and    shareholders should take comfort in the substantial values
year-end?          that exist among the high quality companies comprising the portfolio.

                   Going forward, our strategy is to remain alert to upgrade opportunities where more immediate and clearly definable improvement in earnings prospects can be obtained for at least equivalent value and where the stock might be closer to the value recognition payoff. The portfolio will continue to possess the quality and value characteristics that we believe offer the potential of sound investment returns at relatively low risk.

Looking ahead,     We believe the second half of the year will be an environment
what is your       in which we will see a slowing of overall economic activity.
outlook for the    We continue to see the impact of the Asian markets on
economy and the    worldwide economies, and the environment will be one of
Fund in the second difficult earnings progress; that is, we will probably see a
half of 1998?      period where any revisions to earnings forecasts are in a
                   downward direction.

                   We do, however, believe that this will be an environment where liquidity continues to flow into the market. Investors still have a preference for common stocks. Equities have performed well and investors are acknowledging that. It should be a good environment for the capital markets, although it is unreasonable to expect that the stock market will have another 17 percent gain over the second half of the year. It is probably going to be a more difficult environment to generate the kind of performance numbers the overall markets have shown, but overall it is still a very good environment for investing in financial assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Value Equity
Fund Class S and the Standard & Poor's 500 Composite
Index

  MassMutual Value Equity Fund
  Total Return     Year-to-date            One Year           Average Annual
                 1/1/98 - 6/30/98      7/1/97 - 6/30/98     10/3/94 - 6/30/98

  Class S              8.88%                20.40%                23.72%

--------------------------------------------------------------------------------

  Standard & Poor's   17.71%                30.16%                27.73%
  500 Composite Index

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

              Date              Class S             S&P 500 Index
              ----              -------             -------------
              10/3/94           $10,000                $10,000
              12/94               9,990                  9,998
              6/95               11,613                 12,019
              12/95              13,141                 13,756
              6/96               14,276                 15,144
              12/98              15,802                 16,915
              6/97             18,435.1                 20,401
              12/97              20,386                 22,559
              6/98               22,196                 26,554


Hypothetical Investments in MassMutual Value Equity
Fund Class A and Class Y and the Standard & Poor's 500
Composite Index

--------------------------------------------------------------------------------

  MassMutual Value Equity Fund
  Total Return   Year-to-date
               1/1/98 - 6/30/98

  Class A           8.60%
  Class Y           8.80%

--------------------------------------------------------------------------------

  Standard & Poor's 17.71%
  500 Composite Index

--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

     Date              Class A          Class Y             S&P 500 Index
     ----              -------          -------             -------------
     12/97             $10,000          $10,000                $10,000
     1/98                9,970            9,980                 10,110
     2/98               10,610           10,620                 10,839
     3/98               11,140           11,160                 11,994
     4/98               11,060           11,070                 11,509
     5/98               10,850           10,860                 11,311
     6/98               10,860           10,880                 11,771


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

                                               ---------------------------------
                                                MassMutual Value Equity Fund
                                                Largest Stock Holdings (6/30/98)
                                               ---------------------------------

                                                Bristol-Myers Squibb Company
                                                General Electric Company
                                                Schering-Plough Corp.
                                                Marsh & McLennan Companies, Inc.
                                                Albertson's, Inc.
                                                Becton, Dickinson and Company
                                                Hewlett-Packard Company
                                                ConAgra, Inc.
                                                Goodyear Tire & Rubber Company
                                                International Business Machines
                                                Corporation

--------------------------------------------------------------------------------

MassMutual Value Equity Fund -- Portfolio of Investments

--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                                  Number of
                                    Shares   Market Value
                                    ------   ------------

EQUITIES -- 97.0%
Aerospace & Defense -- 3.2%
Raytheon Company
 Class A                           283,000   $16,307,875
Raytheon Company
 Class B                           772,000    45,644,500
TRW Inc.                           914,500    49,954,563
                                            ------------
                                             111,906,938
                                            ------------

Apparel, Textiles & Shoes -- 1.1%
VF Corporation                     730,000    37,595,000
                                            ------------

Automotive & Parts -- 4.2%
Ford Motor Company                 680,300    40,137,700
Genuine Parts
 Company                         1,290,000    44,585,625
Goodyear Tire &
 Rubber Company                    955,000    61,537,813
                                            ------------
                                             146,261,138
                                            ------------

Banking, Savings & Loans -- 5.9%
The Bank of New
York Company,
 Incorporated                      830,000    50,370,625
Comerica, Incorporated             675,000    44,718,750
Norwest Corporation                970,000    36,253,750
Pacific Century
 Financial Corporation           1,261,900    30,285,600
Wachovia Corp.                     494,000    41,743,000
                                            ------------
                                             203,371,725
                                            ------------

Beverages -- 1.3%
Brown-Forman
 Corporation (Class B)             682,600    43,857,050
                                            ------------
Chemicals -- 5.0%
Air Products and
 Chemicals, Inc.                   800,000    32,000,000
Engelhard Corporation            1,725,000    34,931,250
The Lubrizol
 Corporation                       571,200    17,278,800
Nalco Chemical
 Company                           980,000    34,422,500
Rohm & Haas
 Company                           503,000    52,280,563
                                            ------------
                                             170,913,113
                                            ------------

Commercial Services -- 0.8%
Pinnacle West Capital
 Corporation                       636,868    28,659,060
                                            ------------

Computers & Office Equipment -- 7.9%
Electronic Data
 Systems Corporation               930,000    37,200,000
Hewlett-Packard
 Company                         1,120,000    67,060,000
International Business
 Machines Corporation              530,000    60,850,625
Pitney Bowes, Inc.               1,084,000    52,167,500
Xerox Corporation                  548,000    55,690,500
                                            ------------
                                             272,968,625
                                            ------------

Containers -- 3.0%
Bemis Company, Inc.                650,500    26,589,188
Crown Cork & Seal
 Company, Inc.                   1,004,000    47,690,000
Temple-Inland, Inc.                525,000    28,284,375
                                            ------------
                                             102,563,563
                                            ------------

Cosmetics & Personal Care -- 1.6%
Kimberly-Clark
 Corporation                     1,231,000    56,472,125
                                            ------------

Drugs -- 1.1%
Pharmacia & Upjohns
 Inc.                              792,000    36,531,000
                                            ------------

Electric Utilities -- 1.8%
Dominion Resources,
 Inc.                              725,000    29,543,750
SCANA Corporation                1,090,600    32,513,513
                                            ------------
                                              62,057,263
                                            ------------

Electrical Equipment & Electronics -- 6.0%
AMP, Incorporated                1,213,000    41,696,875
General Electric
 Company                         1,035,000    94,185,000
Honeywell Inc.                     403,800    33,742,538
Hubbell, Incorporated
 (Class B)                         911,471    37,939,980
                                            ------------
                                             207,564,393
                                            ------------
Energy -- 5.5%
Amoco Corporation                1,230,000    51,198,750
Kerr-McGee
 Corporation                       360,000    20,835,000
Mobil Corporation                  685,000    52,488,125
Teco Energy, Inc.                1,000,000    26,812,500
Unocal Corporation               1,090,000    38,967,500
                                            ------------
                                             190,301,875
                                            ------------

Financial Services -- 1.6%
American Express
 Company                           470,000    53,580,000
                                            ------------

Foods -- 4.6%
Archer-Daniels-Midland
 Company                         1,489,005    28,849,472
BEST FOODS                         595,000    34,547,188
ConAgra, Inc.                    1,990,000    63,058,125
General Mills, Inc.                485,000    33,161,875
                                            ------------
                                             159,616,660
                                            ------------

Forest Products & Paper -- 1.7%
Westvaco Corporation               855,000    24,153,750
Weyerhaeuser Company               721,900    33,342,756
                                            ------------
                                              57,496,506
                                            ------------

Hardware & Tools -- 0.8%
The Stanley Works                  639,000    26,558,438
                                            ------------

                                             (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual Value Equity Fund -- Portfolio of Investments

--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                                  Number of
                                    Shares   Market Value
                                    ------   ------------

Healthcare --7.9%
Becton, Dickinson and
 Company                           922,800 $   71,632,350
Bristol-Myers Squibb
 Company                         1,025,000    117,810,938
Schering-Plough Corp.              907,200     83,122,200
                                            -------------
                                              272,565,488
                                            -------------
Industrial Distribution -- 1.2%
W.W. Grainger, Inc.                800,000     39,850,000
                                            -------------

Industrial Transportation -- 2.5%
Burlington Northern
 Santa Fe Corp.                    432,200     42,436,638
Norfolk Southern
 Corporation                     1,444,900     43,076,075
                                            -------------
                                               85,512,713
                                            -------------

Insurance -- 7.7%
American General
 Corporation                       585,000     41,644,688
CIGNA Corporation                  247,500     17,077,500
Jefferson-Pilot
 Corporation                       505,500     29,287,406
Marsh & McLennan
 Companies, Inc.                 1,214,700     73,413,431
MBIA, Inc.                         713,500     53,423,313
SAFECO Corporation               1,140,000     51,798,750
                                            -------------
                                              266,645,088
                                            -------------

Machinery & Components -- 1.1%
Dover Corporation                1,080,000     36,990,000
                                            -------------

Manufacturing -- 1.0%
Armstrong World
 Industries, Inc.                  515,000     34,698,125
                                            -------------

Miscellaneous -- 1.1%
Minnesota Mining &
 Manufacturing
 Company                           479,700     39,425,344
                                            -------------

Oil & Gas--2.5%
ENI SPA, Sponsored
 ADR                               539,200     35,048,000
Occidental Petroleum
 Corporation                     1,067,000     28,809,000
USX-Marathon Group                 694,100     23,816,306
                                            -------------
                                               87,673,306
                                            -------------
Publishing & Printing -- 2.6%
The McGraw-Hill
 Companies, Inc.                   740,000     60,356,250
R.R. Donnelley & Sons
 Company                           630,000     28,822,500
                                            -------------
                                               89,178,750
                                            -------------

Retail -- 2.9%
The May Department
 Stores Company                    645,000     42,247,500
Sears Roebuck and Co.              973,100     59,419,919
                                            -------------
                                              101,667,419
                                            -------------

Retail-Grocery -- 3.2%
Albertson's, Inc.                1,414,000     73,262,875
American Stores
 Company                         1,531,600     37,045,575
                                            -------------
                                              110,308,450
                                            -------------

Telecommunications -- 1.6%
GTE Corporation                    965,800     53,722,625
                                            -------------
Telephone Utilities -- 2.6%
Ameritech Corporation            1,104,000     49,542,000
Frontier Corporation             1,319,000     41,548,500
                                            -------------
                                               91,090,500
                                            -------------

Tobacco -- 2.0%
Fortune Brands, Inc.               961,300     36,949,969
UST Inc.                         1,126,800     30,423,600
                                            -------------
                                               67,373,569
                                            -------------

TOTAL EQUITIES                              3,344,975,849
(Cost $2,126,494,708)                       -------------

                                  Principal
                                    Shares   Market Value
                                    ------   ------------

SHORT-TERM INVESTMENTS -- 2.8%
Commercial Paper -- 2.6%
Amoco Corporation
 5.440% 7/22/1998               $5,742,000 $    5,723,779
Coca-Cola Company,
 The
 5.440% 7/27/1998                8,000,000      7,968,569
Coca-Cola Company,
 The
 5.440% 7/31/1998                4,696,000      4,674,712
First Union National
Bank
 5.470% 7/13/1998                4,000,000      3,992,707
First Union National
Bank
 5.470% 7/21/1998                2,000,000      1,993,922
First Union National Bank
 5.470% 7/28/1998                1,500,000      1,493,846
Ford Motor Credit
 Company
 5.450% 7/22/1998                7,000,000      6,977,746
General Mills, Inc.
 5.470% 7/06/1998                5,292,000      5,287,980
Heinz (H. J.) Company
 5.490% 7/28/1998                9,000,000      8,962,943
IBM Credit
 Corporation
 5.450% 8/31/1998                6,000,000      5,942,050
Lucent Technologies
 Inc.
 5.490% 7/13/1998               10,000,000      9,981,700
Merck & Co., Inc.
 6.050% 7/01/1998               11,444,000     11,444,000
Transamerica Finance
 Corporation
 5.500% 7/10/1998               13,000,000     12,982,123
Walt Disney Company,
 The
 5.420% 10/26/1998               3,000,000      2,944,425
                                           --------------
                                               90,370,502
                                           --------------

Discount Note -- 0.2%
Federal Home Loan
 Mortgage Corp.
 5.320% 10/09/1998               6,975,000      6,864,563
                                           --------------

TOTAL SHORT-TERM
INVESTMENTS                                    97,235,065
(Cost $97,247,699)                         --------------

TOTAL INVESTMENTS -- 99.8%                  3,442,210,914
(Cost $2,223,742,407)+

Other Assets/
(Liabilities) - 0.2%                            5,930,880
                                           --------------

NET ASSETS -- 100.0%                       $3,448,141,794
                                           --------------


Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual Value Equity Fund - Financial Statements

--------------------------------------------------------------------------------

                                                                        June 30, 1998
Statement of                                                              (Unaudited)
Assets and                                                            ----------------
Liabilities
Assets:
    Investments, at value (cost $2,126,494,708) (Note 2) ...........  $  3,344,975,849
    Short-term investments, at value (cost $97,247,699) (Note 2) ...        97,235,065
                                                                      ----------------
      Total Investments ............................................     3,442,210,914
    Cash ...........................................................               162
    Receivables from:
      Fund shares sold .............................................         3,046,498
      Interest and dividends .......................................         6,228,774
                                                                      ----------------
       Total assets ................................................     3,451,486,348
                                                                      ----------------
Liabilities:
    Payables for:
      Fund shares redeemed .........................................         1,664,487
      Directors' fees and expenses (Note 3) ........................             5,428
      Affiliates (Note 3):
       Investment management fees ..................................         1,357,510
       Administration fees .........................................           234,553
       Service fees ................................................               134
    Accrued expenses and other liabilities .........................            82,442
                                                                      ----------------
       Total liabilities ...........................................         3,344,554
                                                                      ----------------
    Net assets .....................................................  $  3,448,141,794
                                                                      ================
Net assets consist of:
    Paid-in capital ................................................  $  1,994,245,323
    Undistributed net investment income ............................        29,903,954
    Accumulated net realized gain on investments ...................       205,524,010
    Net unrealized appreciation on investments .....................     1,218,468,507
                                                                      ----------------
                                                                      $  3,448,141,794
                                                                      ================
Net assets:
    Class A ........................................................  $        212,738
                                                                      ================
    Class Y ........................................................  $        435,928
                                                                      ================
    Class S ........................................................  $  3,447,493,128
                                                                      ================

Shares outstanding:
    Class A ........................................................            19,598
                                                                      ================
    Class Y ........................................................            40,074
                                                                      ================
    Class S ........................................................       186,220,707
                                                                      ================

Net asset value, offering price and redemption price per share:
    Class A ........................................................  $          10.86
                                                                      ================
    Class Y ........................................................  $          10.88
                                                                      ================
    Class S ........................................................  $          18.51
                                                                      ================


   The accompanying notes are an integral part of the financial statements.   47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                  Six months ended
                                                                    June 30, 1998
Statement of                                                         (Unaudited)
Operations                                                         ---------------
Investment income:
    Dividends (net of withholding tax of $126,820) ...........     $    34,551,502
    Interest .................................................           3,152,880
                                                                   ---------------
      Total investment income ................................          37,704,382
                                                                   ---------------
Expenses (Note 1):
    Investment management fees (Note 3) ......................           7,600,422
    Custody fees .............................................             136,826
    Audit and legal fees .....................................              37,466
    Directors' fees (Note 3) .................................               9,580
                                                                   ---------------
                                                                         7,784,294
    Administration fees (Note 3):
      Class A ................................................                 506
      Class Y ................................................                 611
      Class S ................................................           1,312,094
    Service fees (Note 3):
      Class A ................................................                 260
                                                                   ---------------
       Total expenses ........................................           9,097,765
                                                                   ---------------
       Net investment income .................................          28,606,617
                                                                   ---------------
Realized and unrealized gain (loss):
    Net realized gain on investment transactions .............         155,664,125
    Net change in unrealized appreciation (depreciation)
      on investments .........................................          99,050,855
                                                                   ---------------
       Net realized and unrealized gain ......................         254,714,980
                                                                   ---------------
    Net increase in net assets resulting from operations .....     $   283,321,597
                                                                   ===============

48      The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                        Six months ended
                                                                          June 30, 1998        Year ended
Statements of                                                               (Unaudited)     December 31, 1997
Changes in Net                                                          ----------------    ----------------
Assets
Increase (Decrease) in Net Assets:
Operations:
    Net investment income ...........................................   $     28,606,617    $     55,504,098
    Net realized gain on investment transactions ....................        155,664,125         263,910,119
    Net change in unrealized appreciation (depreciation)
     on investments .................................................         99,050,855         407,559,726
                                                                        ----------------    ----------------
     Net increase in net assets resulting from operations ...........        283,321,597         726,973,943
                                                                        ----------------    ----------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1* ........................................................                 --              (1,299)
    Class 2* ........................................................                 --              (2,285)
    Class 3* ........................................................                 --              (2,920)
    Class S .........................................................                 --         (54,611,119)
                                                                        ----------------    ----------------
     Total distributions from net investment income .................                 --         (54,617,623)
                                                                        ----------------    ----------------
    From net realized gains:
    Class 1* ........................................................                 --             (13,946)
    Class 2* ........................................................                 --             (14,077)
    Class 3* ........................................................                 --             (14,146)
    Class S .........................................................                 --        (228,186,420)
                                                                        ----------------    ----------------
     Total distributions from net realized gains ....................                 --        (228,228,589)
                                                                        ----------------    ----------------
Net fund share transactions (Note 5):
    Class 1* ........................................................           (195,979)             15,245
    Class 2* ........................................................           (199,459)             16,362
    Class 3* ........................................................           (201,286)             17,066
    Class A .........................................................            195,979                  --
    Class Y .........................................................            400,745                  --
    Class S .........................................................        (33,624,441)        268,059,999
                                                                        ----------------    ----------------
     Increase (decrease) in net assets from net fund
      share transactions ............................................        (33,624,441)        268,108,672
                                                                        ----------------    ----------------
    Total increase in net assets ....................................        249,697,156         712,236,403

Net assets:
    Beginning of period .............................................      3,198,444,638       2,486,208,235
                                                                        ----------------    ----------------
    End of period (including undistributed net investment income
     of $29,903,954 and $1,297,337, respectively) ...................   $  3,448,141,794    $  3,198,444,638
                                                                        ================    ================

* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.     49

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                Class A               Class Y
                                                                -------               -------
                                                               Six months            Six months
                                                              ended 6/30/98         ended 6/30/98
                                                                (Unaudited)           (Unaudited)
                                                                ----------            ----------
Net asset value, beginning of period                            $   10.00             $   10.00
                                                                ----------            ----------
Income (loss) from investment operations:
 Net investment income                                               0.05                  0.08
 Net realized and unrealized gain (loss) on investments              0.81                  0.80
                                                                ----------            ----------
  Total income (loss) from investment operations                     0.86                  0.88
                                                                ----------            ----------
Net asset value, end of period                                  $   10.86             $   10.88
                                                                ==========            ==========
Total Return                                                         8.60%                 8.80%
Ratios/Supplemental Data:
 Net assets, end of period (000s)                                    $213                  $436
 Net expenses to average daily net assets                            1.20%*                0.75%*
 Net investment income to average daily net assets                   1.03%*                1.48%*
 Portfolio turnover rate                                                9%                    9%

                                                                                   Class S (1)
                                                 Six months                        -----------
                                                ended 6/30/98      Year ended      Year ended       Year ended       Period ended
                                                (Unaudited)         12/31/97        12/31/96         12/31/95          12/31/94**
                                               -------------      -----------     -----------     ------------     --------------
Net asset value, beginning of period           $      17.00       $    14.46      $    12.63      $      9.91      $       10.00
                                               -------------      -----------     -----------     ------------     --------------

Income (loss) from investment operations:
 Net investment income                                 0.15             0.32            0.34             0.31               0.08
 Net realized and unrealized gain (loss)
  on investments                                       1.36             3.83            2.22             2.82              (0.09)
                                               -------------      -----------     -----------     ------------     --------------
  Total income (loss) from investment
   operations                                          1.51             4.15            2.56             3.13              (0.01)
                                               -------------      -----------     -----------     ------------     --------------
Less distributions to shareholders:
 From net investment income                              --            (0.31)          (0.34)           (0.31)             (0.08)
 From net realized gains                                 --            (1.30)          (0.39)           (0.10)                --
                                               -------------      -----------     -----------     ------------     --------------
  Total distributions                                    --            (1.61)          (0.73)           (0.41)             (0.08)
                                               -------------      -----------     -----------     ------------     --------------
Net asset value, end of period                 $      18.51       $    17.00      $    14.46      $     12.63      $        9.91
                                               =============      ===========     ===========     ============     ==============
Total Return @                                         8.88%           29.01%          20.24%           31.54%             (0.10)%
Ratios / Supplemental Data:
 Net assets, end of period (000s)              $  3,447,493       $3,197,848      $2,485,743      $ 2,125,248      $   1,563,563
 Net expenses to average daily net assets#           0.5386%*         0.5378%         0.5067%          0.5067%             0.5067%*
 Net investment income to average
  daily net assets                                     1.69%*           1.91%           2.42%            2.72%               3.20%*
 Portfolio turnover rate                                  9%              20%             13%              16%                  3%

  #Computed after giving effect to the
   voluntary partial waiver of management fee
   by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by
   MassMutual, the ratio of expenses to average
   daily net assets would have been:                      N/A         0.5512%         0.5534%          0.5528%             0.5681%*


*  Annualized
** For the period from October 3, 1994 (commencement of operations) through
   December 31, 1994.
(1)Class S shares were previously designated as Class 4 shares.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

50 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual Small Cap Value Equity Fund - Portfolio Manager Report

--------------------------------------------------------------------------------


What are the investment      The objective and policies of the Fund are to:
objective and policies
for the MassMutual           .  achieve long-term growth of capital and income
Small Cap Value Equity
Fund?                        .  invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of
                                $750 million or less)

                             .  utilize a value-oriented strategy in making investment decisions

                             .  utilize fundamental analysis to identify companies which

                                -are of high investment quality or possess a unique product, market position or operating characteristics

                                -offer above-average levels of profitability or superior growth potential

                                -are attractively valued in the marketplace

How did the Fund             The first half of 1998 was a challenging period for the Fund, particularly in
perform during the first     the second quarter as we began to see fallout in some U.S. stocks from the
half of 1998?                troubles in Southeast Asia. For Class S shares, the Fund delivered a net return of 2.3 percent, mostly the product of a strong first quarter. Influenced by the same factors, the Russell 2000 Index finished at 4.9 percent for the first half.

How would you                In general, we have seen an equity market in which large-cap stocks are up
characterize the market      almost 20 percent and small-cap stocks are up only 5 percent. We have seen a
for small cap stocks         flight to liquidity and a flight to what people perceive to be quality--that is,
during that six-month        eagerly traded, well-known large-cap stocks. This has been influenced by two
period?                      major global events: the currency turmoil in the Far East, and uncertainty in
                             Europe over a new, single currency--the Euro.

                             The fact is, people are afraid of their own currency, both in Europe and in the
                             Far East. They have seen their currencies decline in value versus the U.S.
                             dollar. Therefore, if you are a believer in equities and you are afraid of your own currency, you want to try to invest where you can buy stocks at good multiples, buy them with the knowledge that you can sell them easily, and buy them denominated in U.S. dollars.

In what areas of the         The Asian economic crises caused several weaknesses for us in April and May.
small cap stock market       Basically, investors were beginning to feel the impact of Asia on their earnings
did you focus your           streams even though a year had passed from when the first problems surfaced in
investment selection         Thailand.
and how did this impact
Fund performance?            Though we did not have significant representation in technology stocks, we did see shortfalls in everything from Intel, at the large end, to some small semiconductor stocks. We were hurt by our holdings in Dallas Semiconductor,
                             Helix Technology and Cognex.

                             The problems in Asia also impacted oil prices. A third of the world's potential oil consumers are in Asia, and they are out of the market because they do not have the hard currency to import the rising volumes of oil that people thought they would need. In the first six months of 1998, the price of oil fell from the
                             $17 to $18 per barrel threshold. Crude oil hit a new low for the 1990s, dropping to around $10 in late May. That did not bode well for our holdings in several oil service companies, including TransCoastal Marine Services, a construction company operating in the shallow water Gulf of Mexico, and Trico Marine, a boat service company also located in the Gulf of Mexico.

                             Although the oil business began to recover toward the end of the second quarter, anyone owning oil--related stocks, particularly those operating in the shallow water and offshore Louisiana and Texas, saw underperformance. Surprisingly, the gas related companies in the portfolio, such as Stone Energy and Houston
                             Exploration--did quite well because the price of natural gas has risen with the recent hot weather.

                             Another theme we saw during the first half was the residual effects of El Nino on a few of our holdings. The southeast has been very hot and some of the air conditioning-related stocks, such as Service Experts and Watsco, have done very well. The hot weather also benefited our holdings in Hughes Supply, a construction company which had a slow January due to constant rain, but is now making up for lost construction time in the hot, dry weather in Florida.

-------------------------------------------------------------------------------

MassMutual Small Cap Value Equity Fund - Portfolio Manager Report

-------------------------------------------------------------------------------


                             The strongest performing stocks in our portfolio during the six-month period were Atlantic Southeast Airlines, up 70 percent; Pomeroy Computer Resources, up
                             53 percent; Spartech, up 44 percent, and Myers Industries, up 44 percent year-to-date.

What changes to the          During the next six months, we expect to see opportunities in the technology and
portfolio do you             energy sectors, and possibly certain areas of the healthcare sector. We may be
anticipate between now       shedding our positions in some stocks that have performed very well and
and year-end?                reinvesting that money in positions we already own that have not done much so far this year. We believe this will be a period of picking and choosing rather than focusing on specific industries.

Looking ahead, what is       Overall, small-cap stocks are cheap. We are not quite sure when they will become
your outlook for the         more fairly valued and begin to outperform. Right now, we are in a
economy and the Fund         liquidity-driven market and we do not see signs of it turning around in the
in the second half of        near-term. Our strategy going forward will be one of "picking and poking" among
1998?                        individual stocks, a change from our industry-driven focus of last year.

-------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report
-------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class S and the Russell 2000 Index

-------------------------------------------------------------------------------

  MassMutual Small Cap Value Equity Fund
  Total Return    Year-to-date        One Year         Average Annual
               1/1/98 - 6/30/98   7/1/97 - 6/30/98   10/3/94 - 6/30/98

  Class S           2.29%              20.07%              20.35%

-------------------------------------------------------------------------------

  Russell
  2000 Index        4.93%              16.50%              18.42%
-------------------------------------------------------------------------------


                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

Date                     Class S            Russell 2000
====                     =======            =======

10/3/94                  10,000                10,000
12/94                     9,734                 9,813
6/95                     10,507                11,228
12/95                    11,681                12,604
6/96                     12,794                13,910
12/96                    14,346                14,683
6/97                     16,664.5              16,181.2
12/97                    19,562                17,966
6/98                     20,010                18,897


Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class A and Class Y and the
Russell 2000 Index

-------------------------------------------------------------------------------

  MassMutual Small Cap Value Equity Fund
  Total Return    Year-to-date
                1/1/98 - 6/30/98

  Class A            2.00%
  Class Y            2.20%

-------------------------------------------------------------------------------

  Russell
  2000 Index         4.93%
-------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

Date                    Class A           Class Y       Russell 2000
====                    =======           =======       =======

12/97                    10,000            10,000           10,000
1/98                      9,700             9,700            9,847
2/98                     10,410            10,420           10,586
3/98                     10,740            10,750           11,031
4/98                     10,830            10,850           11,092
5/98                     10,400            10,420           10,496
6/98                     10,200            10,220           10,493

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

                                             ----------------------------------
                                                         MassMutual
                                                Small Cap Value Equity Fund
                                              Largest Stock Holdings (6/30/98)
                                             ----------------------------------

                                              Graco, Incorporated
                                              Reliance Steel & Aluminum Company
                                              Atlantic Southeast Airlines, Inc.
                                              M. S. Carriers, Inc.
                                              Wausau-Mosinee Paper Corporation
                                              CCB Financial Corporation
                                              Service Experts, Inc.
                                              Harte Hanks Communications, Inc.
                                              Analysts International Corporation
                                              Capital RE Corp.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                                  Number of
                                   Shares   Market Value
                                   ------   ------------
EQUITIES -- 97.1%
Aerospace & Defense -- 0.5%
TriStar Aerospace Co.              216,000  $  3,348,000
                                            ------------

Air Transportation -- 2.5%
Atlantic Southeast
 Airlines, Inc.                    365,600    18,142,900
                                            ------------

Automotive & Parts -- 4.8%
CSK Auto Corporation*               74,600     1,883,650
Dura Automotive
 Systems, Inc.*                    194,400     6,245,100
Keystone Automotive
 Industries, Inc.*                 286,900     6,634,563
Myers Industries, Inc.             353,268     8,478,432
Titan Wheel
 International, Inc.               689,500    11,721,500
                                            ------------
                                              34,963,245
                                            ------------

Banking, Savings & Loans -- 13.7%
Astoria Financial
 Corporation                       225,900    12,085,650
Bank United Corp.
 Class A                           173,200     8,291,950
Banknorth Group, Inc.              154,800     5,727,600
CCB Financial
 Corporation                       139,900    14,864,375
First Colorado
 Bancorp, Inc.                     254,500     7,062,375
First Republic Bank*               250,100     9,034,863
Keystone Financial,
 Inc.                              221,150     8,182,550
One Valley Bancorp of
 West Virginia, Inc.               229,687     8,354,865
SIS Bancorp, Inc.                  131,800     5,107,250
Sovereign Bancorp,
 Inc.                              517,296     8,454,531
Webster Financial
 Corporation                       396,000    13,167,000
                                            ------------
                                             100,333,009
                                            ------------

Beverages -- 0.6%
The Robert Mondavi
 Corporation*                      164,100     4,656,338
                                            ------------

Building Materials & Construction -- 3.8%
Crossmann
 Communities, Inc.*                181,800     5,522,175
Group Maintenance
 America Corp.*                    405,500     7,299,000
Service Experts, Inc.*             426,900    14,728,050
                                            ------------
                                              27,549,225
                                            ------------

Chemicals -- 3.8%
Cambrex Corporation                300,200     7,880,250
OM Group, Inc.                     319,800    13,191,742
Spartech Corporation               324,600     6,958,613
                                            ------------
                                              28,030,605
                                            ------------

Communications -- 1.9%
True North
Communications, Inc.               478,900    14,007,825
                                            ------------

Computer Services -- 1.2%
Pomeroy Computer
 Resources, Inc.*                  325,900     8,493,769
                                            ------------

Computers & Office Equipment -- 0.7%
Cognex Corporation*                285,900     5,289,150
                                            ------------

Diversified Operations -- 0.4%
SPS Technologies, Inc.*             50,000     2,925,000
                                            ------------
Drugs -- 0.9%
Herbalife International,
 Inc. - Cl B                       331,533     6,837,868
                                            ------------

Electrical Equipment & Electronics -- 5.4%
AFC Cable Systems,
 Inc.*                             211,075     7,493,163
Altron Incorporated*               604,100     7,777,788
Belden, Inc.                       293,700     8,994,563
Dallas Semiconductor
 Corporation                       186,500     5,781,500
Teleflex, Incorporated             256,200     9,735,600
                                            ------------
                                              39,782,614
                                            ------------

Financial Services -- 0.5%
Eaton Vance Corp.                   82,800     3,834,675
                                            ------------

Foods -- 2.4%
International Home
 Foods, Inc.*                      407,900     9,279,725
Keebler Foods
 Company*                           49,100     1,350,250
Morrison Health Care,
 Inc.                              356,400     6,771,600
                                            ------------
                                              17,401,575
                                            ------------

Forest Products & Paper -- 3.2%
Day Runner, Inc.*                  326,300     8,218,681
Wausau-Mosinee Paper
 Corporation                       654,363    14,968,554
                                            ------------
                                              23,187,235
                                            ------------

Gas Distribution -- 1.5%
WICOR, Inc.                        466,000    10,776,250
                                            ------------

Household Products -- 0.3%
Libbey Inc.                         54,200     2,076,538
                                            ------------
Industrial Transportation -- 2.8%
ABC Rail Products
 Corporation*                      445,000     7,676,250
Arnold Industries, Inc.            363,800     5,366,050
The Greenbrier
 Companies, Inc.                   429,400     7,407,150
                                            ------------
                                              20,449,450
                                            ------------

Insurance -- 6.4%
Capital RE Corp.                   202,000    14,468,250
Executive Risk Inc.                 84,000     6,195,000
HCC Insurance
 Holdings                          459,500    10,109,000
Highlands Insurance
 Group, Inc.*                      445,700     8,245,450
Nationwide Financial
Services, Inc. Class A             146,400     7,466 400
                                            ------------
                                              46,484,100
                                            ------------

Investment Management Services -- 0.7%
Conning Corporation                257,900     5,029,050
                                            ------------

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                     Number of
                      Shares   Market Value
                      ------   ------------

Leasing Companies -- 1.8%
Rollins Truck Leasing
 Company           1,056,675   $ 13,076,353
                               ------------

Machinery & Components -- 12.5%
Columbus McKinnon
 Corporation         263,400      6,848,400
DT Industries, Inc.  380,300      9,222,275
Gleason Corporation  267,800      7,531,875
Graco, Incorporated  632,700     22,065,413
Hardinge, Inc.       328,650      8,010,844
Helix Technology
 Corporation         494,600      7,419,000
OmniQuip
 International, Inc. 245,800      4,547,300
Regal-Beloit
 Corporation         290,750      8,286,375
Roper Industries,
 Inc.                335,300      8,759,713
Watsco, Inc.         249,300      8,772,244
                               ------------
                                 91,463,439
                               ============

Marine Services -- 0.2%
Trico Marine Services,
 Inc.*               122,400      1,675,350
                               ============

Medical Supplies -- 0.8%
Invacare Corporation 223,800      5,734,875
                               ============

Metals & Mining -- 3.5%
CompX
 International Inc.* 323,300      6,991,363
Reliance Steel &
 Aluminum Company    489,300     18,899,213
                               ------------
                                 25,890,576
                               ============

Miscellaneous Distributor Wholesale -- 1.9%
Hughes Supply, Inc.  380,100     13,921,163
                               ============

Oil & Gas -- 3.3%
Comstock Resources,
 Inc.*               508,400      3,781,225
The Houston
 Exploration
 Company*            405,100      9,291,981
Stone Energy
 Corporation*        268,500      9,548,531
TransCoastal Marine
 Services, Inc.*     293,100      1,767,745
                               ------------
                                 24,389,482
                               ============
Other Services -- 3.0%
Analysts
 International
 Corporation         510,300     14,479,763
Landauer, Inc.       256,800      7,671,900
                               ------------
                                 22,151,663
                               ============

Publishing & Printing -- 6.6%
Banta Corporation    284,250      8,776,219
Harte Hanks
 Communications,
 Inc.                561,200     14,485,975
Houghton Muffin
 Company             346,400     10,998,200
McClatchy
 Newspapers, Inc.    402,650     13,941,756
                               ------------
                                 48,202,150
                               ============
Real Estate -- 2.3%
Capital Automotive
 REIT                294,500      4,178,219
Captec Net Lease
 Realty, Inc.        379,000      5,779,750
Mid-Atlantic Realty
 Trust               546,400      6,727,550
                               ------------
                                 16,685,519
                               ============
Transportation -- 3.2%
C.H. Robinson
 Worldwide, Inc.     123,000      3,059.625
Hub Group, Inc.
 Class A*            237,000      5,006,625
 M.S. Carriers,
  Inc.*              554,600     15,043,525
                               ------------
                                 23,109,775
                               ============

TOTAL EQUITIES                  709,898,766
                               ============
(Cost $508,010,373)

                   Principal
                    Amount     Market Value
                    ------     ------------

SHORT-TERM INVESTMENTS -- 2.0%
Commercial Paper -- 0.5%
Heinz (H. J.) Company
5.480% 7/13/1998 $ 4,000,000   $  3,992,693
                               ============

Discount Note -- 1.5%
Federal Home Loan
Mortgage Corporation
5.420% 7/01/1998  11,060,000     11,060,000
                               ------------

TOTAL SHORT-TERM
INVESTMENTS                      15,052,693
                               ============
(At Amortized Cost)
TOTAL INVESTMENTS -- 99.1%      724,951,459
(Cost $523,063,066)+

Other Assets/
(Liabilities) - 0.9%              6,846,996
                               ============

NET ASSETS -- 100.0%           $731,798,455
                               ============

Notes to Portfolio of Investments

+ Aggregate cost for Federal tax purposes (Note 7)

* Non-income producing security.

             The remainder of this page intentionally left blank.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual Small Cap Value Equity Fund - Financial Statements

--------------------------------------------------------------------------------


Statement of
Assets and
Liabilities

                                                                 June 30, 1998
                                                                  (unaudited)
                                                                ---------------
Assets:
    Investments, at value (cost $508,010,373) (Note 2) ........ $   709,898,766
    Short-term investments, at amortized cost (Note 2) ........      15,052,693
                                                                ---------------
      Total Investments .......................................     724,951,459
    Cash ......................................................           2,117
    Receivables from:
      Investments sold ........................................       6,309,156
      Fund shares sold ........................................         819,869
      Interest and dividends ..................................         568,282
                                                                ---------------
       Total assets ...........................................     732,650,883
                                                                ---------------
Liabilities:
    Payables for:
      Fund shares redeemed ....................................         428,977
      Directors' fees and expenses (Note 3) ...................           5,429
      Affiliates (Note 3):
       Investment management fees .............................         349,296
       Administration fees ....................................          49,488
       Service fees ...........................................             126
    Accrued expenses and other liabilities ....................          19,112
                                                                ---------------
       Total liabilities ......................................         852,428
                                                                ---------------
    Net assets ................................................ $   731,798,455
                                                                ===============
Net assets consist of:
    Paid-in capital ........................................... $   487,034,129
    Undistributed net investment income .......................       2,534,873
    Accumulated net realized gain on investments ..............      40,341,060
    Net unrealized appreciation on investments ................     201,888,393
                                                                ---------------
                                                                $   731,798,455
                                                                ===============
Net assets:
    Class A ................................................... $       196,261
                                                                ===============
    Class Y ................................................... $       402,532
                                                                ===============
    Class S ................................................... $   731,199,662
                                                                ===============
Shares outstanding:
    Class A ...................................................          19,244
                                                                ===============
    Class Y ...................................................          39,393
                                                                ===============
    Class S ...................................................      43,033,037
                                                                ===============

Net asset value, offering price and redemption price per share:
    Class A ................................................... $         10.20
                                                                ===============
    Class Y ................................................... $         10.22
                                                                ===============
    Class S ................................................... $         16.99
                                                                ===============

56      The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Statement of
Operations

                                                             Six months ended
                                                              June 30, 1998
                                                               (Unaudited)
                                                             ----------------
Investment income:
    Dividends .............................................. $      3,917,204
    Interest ...............................................          925,004
                                                             ----------------
      Total investment income ..............................        4,842,208
                                                             ----------------
Expenses (Note 1):
    Investment management fees (Note 3) ....................        1,973,243
    Custody fees ...........................................           36,662
    Audit and legal fees ...................................            8,022
    Directors' fees (Note 3) ...............................            9,580
                                                             ----------------
                                                                    2,027,507
    Administration fees (Note 3):
      Class A ..............................................              477
      Class Y ..............................................              573
      Class S ..............................................          278,532
    Service fees (Note 3):
      Class A ..............................................              246
                                                             ----------------
       Total expenses ......................................        2,307,335
                                                             ----------------
       Net investment income ...............................        2,534,873
                                                             ----------------
Realized and unrealized gain (loss):
    Net realized gain on investment transactions ...........       38,123,301
    Net change in unrealized appreciation (depreciation) on
      investments ..........................................      (25,925,343)
                                                             ----------------
       Net realized and unrealized gain ....................       12,197,958
                                                             ----------------
    Net increase in net assets resulting from operations ... $     14,732,831
                                                             ================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                               Six months ended
                                                                                                 June 30, 1998       Year ended
Statements of                                                                                     (Unaudited)     December 31, 1997
Changes in Net  Increase (Decrease) in Net Assets:                                             ----------------   -----------------
Assets          Operations:
                    Net investment income ...................................................  $     2,534,873    $   5,076,360
                    Net realized gain on investment transactions ............................       38,123,301       56,071,743
                    Net change in unrealized appreciation (depreciation)
                     on investments .........................................................      (25,925,343)     116,404,168
                                                                                               ---------------    -------------
                     Net increase in net assets resulting from operations ...................       14,732,831      177,552,271
                                                                                               ---------------    -------------
                 Distributions to shareholders (Note 2):
                    From net investment income:
                    Class 1*   ..............................................................               --               --
                    Class 2*   ..............................................................               --             (449)
                    Class 3*   ..............................................................               --           (1,067)
                    Class S .................................................................               --       (5,267,208)
                                                                                               ---------------    -------------
                     Total distributions from net investment income .........................               --       (5,268,724)
                                                                                               ---------------    -------------
                    From net realized gains:
                    Class 1*   ..............................................................               --          (16,515)
                    Class 2*   ..............................................................               --          (16,672)
                    Class 3*   ..............................................................               --          (16,782)
                    Class S .................................................................               --      (58,776,388)
                                                                                               ---------------    -------------
                     Total distributions from net realized gains ............................               --      (58,826,357)
                                                                                               ---------------    -------------
                 Net fund share transactions (Note 5):
                    Class 1*   ..............................................................         (192,437)          16,505
                    Class 2*   ..............................................................         (195,907)          17,114
                    Class 3*   ..............................................................         (198,023)          17,846
                    Class A .................................................................          192,437               --
                    Class Y .................................................................          393,930               --
                    Class S .................................................................       26,100,967      120,087,619
                                                                                               ---------------    -------------
                     Increase in net assets from net fund share transactions ................       26,100,967      120,139,084
                                                                                               ---------------    -------------
                    Total increase in net assets ............................................       40,833,798      233,596,274

                 Net assets:
                    Beginning of period .....................................................      690,964,657      457,368,383
                                                                                               ---------------    -------------
                    End of period (including undistributed net
                     investment income of $2,534,873 and $0, respectively) ..................  $   731,798,455    $ 690,964,657
                                                                                               ===============    =============


* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

58   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                 Class A               Class Y
                                                                 -------               -------
                                                               Six months            Six months
                                                              ended 6/30/98         ended 6/30/98
                                                               (Unaudited)           (Unaudited)
                                                               -----------           -----------
Net asset value, beginning of period                            $   10.00             $   10.00
                                                                ---------             ---------
Income (loss) from investment operations:
 Net investment income                                               0.00                  0.03
 Net realized and unrealized gain (loss) on investments              0.20                  0.19
                                                                ---------             ---------
  Total income (loss) from investment operations                     0.20                  0.22
                                                                ---------             ---------
Net asset value, end of period                                  $   10.20             $   10.22
                                                                =========             =========
Total Return                                                         2.00%                 2.20%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                    $196                  $403
 Net expenses to average daily net assets                            1.30%*                0.85%*
 Net investment income to average daily net assets                   0.05%*                0.50%*
 Portfolio turnover rate                                               16%                   16%

                                                                                        Class S (1)
                                                          Six months                    -----------
                                                         ended 6/30/98    Year ended    Year ended    Year ended    Period ended
                                                          (Unaudited)      12/31/97      12/31/96      12/31/95      12/31/94**
                                                          -----------      --------      --------      --------      ----------
Net asset value, beginning of period                       $  16.61        $  13.43      $  11.44      $   9.69      $  10.00
                                                           --------        --------      --------      --------      --------
Income (loss) from investment operations:
 Net investment income                                         0.06            0.13          0.31          0.19          0.04
 Net realized and unrealized gain (loss) on investments        0.32            4.73          2.29          1.75         (0.31)
                                                           --------        --------      --------      --------      --------
  Total income (loss) from investment operations               0.38            4.86          2.60          1.94         (0.27)
                                                           --------        --------      --------      --------      --------
Less distributions to shareholders:
 From net investment income                                      --           (0.14)        (0.30)        (0.19)        (0.04)
 From net realized gains                                         --           (1.54)        (0.31)           --            --
                                                           --------        --------      --------      --------      --------
  Total distributions                                            --           (1.68)        (0.61)        (0.19)        (0.04)
                                                           --------        --------      --------      --------      --------
Net asset value, end of period                             $  16.99        $  16.61      $  13.43      $  11.44      $   9.69
                                                           ========        ========      ========      ========      ========
Total Return @                                                 2.29%          36.36%        22.82%        20.01%        (2.66)%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                          $731,200        $690,378      $456,935      $380,398      $310,789
 Net expenses to average daily net assets#                   0.6428%*        0.6400%       0.6110%       0.6110%       0.6110%*
 Net investment income to average daily net assets             0.71%*          0.89%         2.40%         1.78%         1.78%*
 Portfolio turnover rate                                         16%             31%           28%           28%            4%
  #Computed after giving effect to the voluntary
   partial waiver of management fee by MassMutual,
   which terminated May 1, 1997. Without this partial
   waiver of fees by MassMutual, the ratio of expenses
   to average daily net assets would have been:                  N/A         0.6515%       0.6546%       0.6553%       0.6681%*

  *Annualized
 **For the period from October 3, 1994 (commencement of operations) through
   December 31, 1994.
(1)Class S shares were previously designated as Class 4 shares.
  @Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  MassMutual International Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment           The objective and policies of the Fund are to:
objective and policies            . achieve high total rate of return over the
for the MassMutual                long term
International Equity              . invest in a diversified portfolio of foreign
Fund?                             and domestic equity securities
                                  . utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during   The Fund performed well, closing in the 32nd
the first half of 1998?           percentile of all international equity funds
                                  tracked by Lipper Analytical Services, Inc.
                                  For the six-month period ended June 30,1998, Class S shares of the Fund provided a total return of 17.93 percent, surpassing the 15.93 percent gain of the Morgan Stanley EAFE Index, an unmanaged index of international stocks.
                                  During the same period, the unmanaged Morgan
                                  Stanley U.S. Index, a benchmark of U.S. stock performance, gained 17.1 percent.

How did different international   Japan underperformed relative to the
markets perform during the        international market average, finishing up
six-month period?                 with a 13.9 percent return for the six months
                                  ended June 30, 1998. The MSCI Pacific Free
                                  (ex-Japan) Index, a broad index of all Pacific
                                  Basin countries excluding Japan, was down 18.7 percent for the period. Latin America was down
                                  21 percent, which we believe was due largely to the region being unfairly penalized on the basis of investors generally not liking emerging markets. We do, however, believe that Latin America's long-term fundamentals are attractive.

In what regions and in what       The reason that we have done well is that we
types of businesses did you       had no exposure to Asia other than a low
position the portfolio over       weighting of less than 1 percent in Japan. We
the past six months, and          believe the fundamentals in Asia will continue
how did this benefit the          to deteriorate. Therefore, we have been
Fund?                             heavily weighted--approximately 80 percent--in
                                  Europe.

                                  We did quite well in the technology area, with companies such as Altran Technologies and Cap Germany (both based in France), and Misys, a UK software company. We have also done well in European financial companies, including MLP, a diversified financial group in Germany, and Credito Italiano, a major Italian bank. In general, banks and fund managers throughout Europe were strong stocks in the portfolio. This was because of a restructuring of European banks and financial services in general, combined with a huge asset gathering wave similar to what has been happening in the U.S.

                                  We did not do as well in our Latin American holdings, some of which had specific problems in terms of earnings disappointments.

                                  It is important that we point out that we have not really positioned the portfolio in terms of countries, but rather, according to three main investment themes: Capital Market Development, Efficiency Enhancing Technology, and Telecommunications and Media. Of the three themes, we added most to the Telecommunications and Media theme over the past six months, focusing on digital telecommunications and digital television companies in Europe.

What changes to the portfolio     We think that the outlook for all three themes
do you anticipate between now     continues to be very good. Therefore, we do
and year-end?                     not see any need to change our theme-driven
                                  investment strategy. The most attractive area on a long-term basis is Europe, where you have the combination of great valuation and the potential for fundamentals to roll out. Once the emerging markets settle down, we think that the best area on a three- to five- year view is Latin America.

                                  We are selectively looking for opportunities to buy good, sound companies in Asia, but so far we have not really seen any. What we would like to see are good businesses with consistent growth above the global average; well-rounded, shareholder-oriented businesses that we feel are running themselves in a way that will allow them to sustain or improve margins and offer good prices relative to assets. Given the region's economic outlook, it is difficult to see the ability of that in Asia. Just because prices are down does not necessarily mean that Asian stocks represent good value.

--------------------------------------------------------------------------------
  MassMutual International Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Looking ahead, what is your       We believe that the Asian markets will be very
outlook for the international     volatile, and can certainly drop even farther.
market environment and the        We want to see and analyze what the structural
Fund in the second half of        changes in that region will be before we
1998?                             consider any investments there. We did not
                                  think that the problems in Asia would be manifested until well into 1998, and we think that the true extent of the problems, and the fact that it will take a long time to work out those problems, is just now showing itself.

                                  The big event of the past six months has been the formalization of who's into Euro and who's not, which has bound the Euro Eleven together and given much more transparency toward interest rates staying low across the continent. (The Euro is the new unified currency introduced by the European Economic and Monetary Union (EMU), which has been adopted by 15 European nations.) If the whole European region is now going to start competing, the competition is going to be on a more level playing field which is going to be good for shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity
Fund Class S and the Morgan Stanley Capital International
Index for Europe, Australia and the Far East (MSCI EAFE)

--------------------------------------------------------------------------------
  MassMutual International Equity Fund

  Total Return   Year-to-date          One Year        Average Annual
                1/1/98 - 6/30/98   7/1/97 - 6/30/98   10/3/94 - 6/30/98

  Class S          17.93%              17.15%               12.97%
--------------------------------------------------------------------------------
  MSCI EAFE
   Index           15.93%               6.09%                8.52%
--------------------------------------------------------------------------------

      GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                           [LINE GRAPH APPEARS HERE]

                                   Class S        MSCI EAFE

                    10/3/94        10,000          10,000
                     12/94          9,280           9,898
                      6/95          9,510          10,155
                     12/95          9,756          11,007
                      6/96         10,734          11,504
                     12/96         11,562          11,672
                      6/97         13,477          12,981
                     12/97         13,388          11,880
                      6/98         15,788          13,772


Hypothetical Investments in MassMutual International
Equity Fund Class A and Class Y and the Morgan Stanley
Capital International Index for Europe, Australia and the
Far East (MSCI EAFE)

-----------------------------------------------------------
 MassMutual International Equity Fund

  Total Return               Year-to-date
                            1/1/98 - 6/30/98

    Class A                      17.60%
    Class Y                      17.80%
-----------------------------------------------------------
    MSCI EAFE
    Index                        15.93%
-----------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                            Class A         Class Y        MSCI EAFE

             12/97          10,000          10,000          10,000
             1/98           10,060          10,060          10,457
             2/98           10,460          10,470          11,128
             3/98           11,380          11,390          11,471
             4/98           11,620          11,630          11,561
             5/98           11,980          12,000          11,505
             6/98           11,760          11,780          11,593

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

---------------------------------------
MassMutual International Equity Fund
 Largest Country Weightings (6/30/98)
---------------------------------------

                              % of Fund
United Kingdom                   22.00%
France                           16.92%
Switzerland                       9.14%
The Netherlands                   9.08%
Germany                           6.65%
Sweden                            6.45%
Italy                             5.10%
Brazil                            4.60%
Japan                             4.29%
Portugal                          2.79%

--------------------------------------------------------------------------------
  MassMutual International Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1998

                                 Number of
                                   Shares   Market Value
                                   ------   ------------

EQUITIES -- 100.4%
Aerospace & Defense -- 0.9%
Sagem SA                             8,000  $  6,224,250
                                            ------------

Bank Holding Companies -- 2.3%
BFH-BankAG                         130,000     4,922,619
Paribas                            100,000    10,701,230
                                            ------------
                                              15,623,849
                                            ------------

Banking-- 19.2%
Banco Bradesco SA,
Preference                     304,756,619     2,529,480
Banco de Galicia y
Buenos Aires SA de
 CV, Sponsored ADR                 169,225     3,088,356
Banco Espirito Santo
e Comercial de Lisboa,
 SA                                225,000     6,756,570
Banco Totta &
Acores, SA                         170,000     5,152,819
Bank Austria AG                    125,000    10,167,125
Bayerische Vereinsbank
 AG                                100,000     8,503,990
Credit Suisse Group                100,000    22,250,620
Credito Italiano                 2,700,000    14,133,690
Liechtenstein Global
 Trust AG                           10,000    10,944,009
National Bank of
 Greece SA                          50,400     6,458,180
National Westminster
 Bank PLC                          600,000    10,721,760
Skandinaviska Enskilda
 Banken Group                      700,000    11,981,270
Societe Generale                    60,000    12,474,295
Unibanco-Uniao de
Banco Brasileiros SA,
Sponsored GDR                      190,000     5,605,000
                                            ------------
                                             130,767,164
                                            ------------

Broadcasting -- 1.2%
Carlton
Communications PLC                 900,000     8,033,760
                                            ------------

Computer Hardware -- 0.8%
ARM Holdings PLC*                  120,000     2,302,524
Eidos PLC*                         141,100     1,954,023
Imagineer Co. Ltd.                 205,000     1,033,959
Psion PLC*                          21,500       233,187
                                            ------------
                                               5,523,693
                                            ------------

Computer Services -- 1.8%
Cap Gemini SA                       77,777    12,220,937
                                            ------------

Computer Software -- 5.5%
JBA Holdings PLC                   795,000     8,224,037
Misys PLC                          405,261    23,023,850
Unit 4                             230,000     6,116,827
                                            ------------
                                              37,364,714
                                            ------------
Conglomerates -- 1.0%
Chargeurs
International SA                    80,000     6,609,296
                                            ------------

Diversified Financial -- 8.5%
Amsterdam Option
Traders NV                         100,000    10,170,960
Argentaria SA                      400,000     8,988,160
Gewestelijke
Investeringmaatschappij
voor Vlaanderen NV                  45,000     4,649,958
Julius Baer Holding
AG, Cl. B                            3,500    10,948,954
UBSAG*                              21,538     8,008,702
Van der Moolen
Holdings NV                        130,000    14,692,093
                                            ------------
                                              57,458,827
                                            ------------

Electric Utilities -- 0.5%
Cia Paranaense
 Energia, Sponsored
 ADR, Preference B
 Shares                            380,000     3,515,000
                                            ------------

Electrical Equipment & Electronics -- 1.6%
Sony Corporation                    75,000     6,457,823
STMicroelectronics
 NV*                                65,000     4,541,875
                                            ------------
                                              10,999,698
                                            ------------

Energy Services & Producers -- 4.7%
Cie Generale de
 Geophysique SA                     54,000     7,922,221
Cie Generale de
 Geophysique SA,
 Sponsored ADR                     240,000     7,050,000
Coflexip SA,
 Sponsored ADR                     200,000    12,225,000
Transocean Offshore
 Inc.                              100,000     4,450,000
                                            ------------
                                              31,647,221
                                            ------------

Food & Beverage -- 2.6%
Cadbury Schweppes
 PLC                             1,125,000    17,409,713
                                              ----------

Healthcare/Drugs -- 4.6%
Biocompatibles
 International PLC*              1,792,279     3,528,639
Glaxo Welicome PLC                 316,814     9,509,584
Novartis AG                          6,236    10,376,809
Oxford Molecular
 Group PLC*                      1,050,000     3,328,605
Torii Pharmaceutical
 Co. Ltd.                          249,000     4,530,206
                                            ------------
                                              31,273,843
                                            ------------

Healthcare/Supplies & Services -- 3.9%
Genset Sponsored
 ADR                               193,000     5,669,379
Medical Invest
 Svenska AB Class A*               228,600     3,296,435
Medical Invest
 Svenska AB Class B                592,910     9,293,271
Nichii Gakkan
 Company                           150,000     4,982,520
Novogen Ltd.                     1,746,840     3,082,823
                                            ------------
                                              26,324,428
                                            ------------

Industrial Materials -- 1.2%
Williams PLC                     1,300,000     8,350,810
                                            ------------

                                             (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Number of
                                   Shares   Market Value
                                   ------   ------------

Industrial Services -- 5.6%
Aegis Group PLC                 2,980,000   $  4,822,832
Bau Holdings AF,
 Preference                       145,611      6,937,126
Boskalis Westminster              429,298      6,373,315
GEA AG                             16,000      6,284,643
LHS Group, Inc.*                  110,000      6,819,252
VBH Holding AG                    320,000      6,648,064
                                            ------------
                                              37,885,232
                                            ------------

Insurance -- 4.2%
Instituto Nazionale
  delle Assicurazioni           4,750,000     13,494,275
Marschollek,
  Lautenschlaeger und
Partner-VO, Non-vtg.
  Preferred Stock                   4,000      1,961,181
Ockham Holdings PLC             2,200,000      5,395,720
Reinsurance Australia
  Corp. Ltd.                    3,067,811      7,830,588
                                            ------------
                                              28,681,764
                                            ------------

Leisure & Entertainment -- 4.9%
Granada Group PLC                 800,000     14,709,440
Lusomundo SGPS SA*                400,000      5,954,920
Nintendo Co. Ltd.                 133,400     12,351,399
                                            ------------
                                              33,015,759
                                            ------------

Manufacturing -- 0.4%
Sauer, Inc.                       175,000      2,460,938
                                            ------------

Media -- 2.6%
Canal Plus*                        30,000      5,606,985
Grupo Televisa SA,
Sponsored GDR*                    150,000      5,643,750
ProSieben Media AG,
Preferred                          58,600      3,045,190
Roto Smeets de Boer                80,000      3,657,416
                                            ------------
                                              17,953,341
                                            ------------

Non-Durable Household Goods -- 2.1%
WeIIa AG                            2,000      1,983,342
Wella AG Preference                10,700     12,092,844
                                            ------------
                                              14,076,186
                                            ------------

Oil & Gas -- 2.0%
Expro International
Group PLC                         900,000      7,463,160
KBC Advanced
Technologies PLC                  198,400        695,154
Petroleo Brasileiro
SA, Preference                 29,233,000      5,431,491
                                            ------------
                                              13,589,805
                                            ------------

Publishing/Printing -- 0.3%
Singapore Press
Holdings Ltd.                     265,000      1,772,426
                                            ------------
Real Estate -- 0.9%
Brazil Realty SA,
 GDR 144A                          62,000      1,366,920
IRSA Inversiones y
Representaciones, SA            1,690,673      4,971,086
                                            ------------
                                               6,338,006
                                            ------------

Retail -- 0.6%
SkyePharma PLC                  4,000,000      4,271,200
                                            ------------
Telecommunications -- 9.6%
Altran Technologies
 SA                               107,700     24,457,711
British Sky
 Broadcasting Group
 PLC                            1,000,000      7,182,800
Energis PLC*                      600,000      9,130,560
Kinnevik Investments
AB Free, Series B                 600,000     19,523,580
Tandberg Television
ASA*                              685,000      5,757,768
                                            ------------
                                              66,052,419
                                            ------------

Telephone Utilities -- 2.7%
Telecom Italia SPA,
  RNC shares                    1,500,000      7,261,350
Telecomunicacoes
Brasileiras SA,
  Sponsored ADR                   100,000     10,918,750
                                            ------------
                                              18,180,100
                                            ------------
Transportation -- 3.9%
Internatio-MulIer NV              255,555      8,555,240
MIF Ltd.                          282,072      5,513,831
Smit Internationale
NV                                462,500     12,527,506
                                            ------------
                                              26,596,577
                                            ------------

Water Companies -- 0.3%
Cia de Saneamento
Basico do Estado de
Sao Paulo                      17,304,800      2,064,463
                                            ------------

TOTAL EQUITIES                               682,285,419
(Cost $577,840,347)                         ------------

RIGHTS -- 0.2%
Banking -- 0.2%
Banco Espirito Santo e Comercial de Lisboa,
SA                                200,000      1,245,120
Bank Austria AG                   100,000         37,970
                                            ------------
                                               1,283,090
                                            ------------

Telecommunications -- 0.0%
Kinnevik Investments
AB Free, Series B                 600,000             --
                                            ------------
TOTAL RIGHTS                                   1,283,090
(Cost $37,667)                              ------------

                                 Principal
                                   Amount   Market Value
                                   ------   ------------

WARRANTS -- 0.0%
Healthcare/Drugs -- 0.0%
Biocompatibles
International PLC                 358,456   $    125,567
                                            ------------

Healthcare/Supplies & Services -- 0.0%
Novogen Ltd.                       43,160         60,135
                                            ------------

TOTAL WARRANTS                                   185,702
(Cost $77,083)                              ------------

TOTAL INVESTMENTS -- 100.6%                  683,754,211
(Cost $577,955,097)+

Other Assets/
(Liabilities) - (0.6%)                        (3,867,210)
                                            ------------
NET ASSETS -- 100.0%                        $679,887,001
                                            ============

Notes to Portfolio of Investments
*Non-income producing security
+Aggregate cost for Federal tax purposes (Note 7)
ADR: American Depository Receipt
Receipt GDR: Global Depository Receipt

144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities


                                                                                              June 30, 1998
                                                                                               (Unaudited)
                                                                                              -------------
Assets:
    Investments, at value (cost $577,955,097) (Note 2) ...............................       $  683,754,211
    Cash .............................................................................               14,394
    Foreign currency, at value (cost $5,983,243) .....................................            5,893,799
    Receivables from:
      Investments sold ...............................................................           25,972,701
      Open forward foreign currency contracts (Note 2) ...............................              699,144
      Fund shares sold ...............................................................            1,479,094
      Dividends ......................................................................              785,199
      Foreign taxes withheld .........................................................            1,092,434
                                                                                             --------------
       Total assets ..................................................................          719,690,976
                                                                                             --------------
Liabilities:
    Payables for:
      Investments purchased ..........................................................           28,441,719
      Borrowings under line of credit (Note 8) .......................................            9,400,000
      Fund shares redeemed ...........................................................            1,264,299
      Directors' fees and expenses (Note 3) ..........................................                5,430
      Affiliates (Note 3):
       Investment management fees ....................................................              505,758
       Administration fees ...........................................................               46,184
       Service fees ..................................................................                   94
    Accrued expenses and other liabilities ...........................................              140,491
                                                                                             --------------
       Total liabilities .............................................................           39,803,975
                                                                                             --------------
    Net assets .......................................................................       $  679,887,001
                                                                                             ==============
Net assets consist of:
    Paid-in capital ..................................................................       $  502,731,017
    Undistributed net investment income ..............................................            4,698,055
    Accumulated net realized gain on investments and
      foreign currency translations ..................................................           66,029,828
    Net unrealized appreciation on investments, forward foreign currency
      contracts, foreign currency and other assets and liabilities ...................          106,428,101
                                                                                             --------------
                                                                                             $  679,887,001
                                                                                             ==============
Net assets:
    Class A ..........................................................................       $      151,581
                                                                                             ==============
    Class Y ..........................................................................       $      310,139
                                                                                             ==============
    Class S ..........................................................................       $  679,425,281
                                                                                             ==============

Shares outstanding:
    Class A ..........................................................................               12,894
                                                                                             ==============
    Class Y ..........................................................................               26,324
                                                                                             ==============
    Class S ..........................................................................           46,548,897
                                                                                             ==============

Net asset value, offering price and redemption price per share:
    Class A ..........................................................................       $        11.76
                                                                                             ==============
    Class Y ..........................................................................       $        11.78
                                                                                             ==============
    Class S ..........................................................................       $        14.60
                                                                                             ==============

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of
Operations

                                                                                Six months ended
                                                                                 June 30, 1998
                                                                                  (Unaudited)
                                                                                ----------------
Investment income:
    Dividends (net of withholding tax of $968,735) .....................          $  7,129,656
    Interest ...........................................................               498,878
                                                                                  ------------
      Total investment income ..........................................             7,628,534
                                                                                  ------------
Expenses (Note 1):
    Investment management fees (Note 3) ................................             2,617,979
    Custody fees .......................................................               293,142
    Audit and legal fees ...............................................                 6,921
    Directors' fees (Note 3) ...........................................                 9,579
                                                                                  ------------
                                                                                     2,927,621
    Administration fees (Note 3):
      Class A ..........................................................                   335
      Class Y ..........................................................                   397
      Class S ..........................................................               238,224
    Service fees (Note 3):
      Class A ..........................................................                   176
                                                                                  ------------
       Total operating expenses ........................................             3,166,753
                                                                                  ------------
    Interest Expense (Note 8) ..........................................                56,763
                                                                                  ------------
       Net investment income ...........................................             4,405,018
                                                                                  ------------
Realized and unrealized gain (loss) from investments
and foreign currency:
    Net realized gain on:
      Investment transactions ..........................................            46,661,496
      Foreign currency transactions ....................................             3,040,167
                                                                                  ------------
       Net realized gain ...............................................            49,701,663
                                                                                  ------------
    Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................            47,082,045
      Translation of assets and liabilities in foreign currencies ......            (1,582,886)
                                                                                  ------------
       Net unrealized gain .............................................            45,499,159
                                                                                  ------------
       Net realized and unrealized gain from investments
        and foreign currency ...........................................            95,200,822
                                                                                  ------------
    Net increase in net assets resulting from operations ...............          $ 99,605,840
                                                                                  ============

       The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets


                                                                    Six months ended
                                                                      June 30, 1998        Year ended
                                                                      (Unaudited)       December 31, 1997
                                                                    ----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income ...........................................  $   4,405,018        $   2,575,473
  Net realized gain on investments and foreign
   currency transactions ..........................................     49,701,663           46,842,567
  Net change in unrealized appreciation (depreciation) on
   investments and translation of assets and liabilities in
   foreign currencies .............................................     45,499,159           13,026,206
                                                                     -------------        -------------
    Net increase in net assets resulting from operations ..........     99,605,840           62,444,246
                                                                     -------------        -------------
Distributions to shareholders (Note 2):
  From net investment income:
  Class 1* ........................................................             --                  (91)
  Class 2* ........................................................             --                 (133)
  Class 3* ........................................................             --                 (256)
  Class S .........................................................             --           (3,046,471)
                                                                     -------------        -------------
   Total distributions from net investment income .................             --           (3,046,951)
                                                                     -------------        -------------
  From net realized gains:
  Class 1* ........................................................             --               (4,184)
  Class 2* ........................................................             --               (4,229)
  Class 3* ........................................................             --               (4,243)
  Class S .........................................................             --          (17,495,727)
                                                                     -------------        -------------
   Total distributions from net realized gains ....................             --          (17,508,383)
                                                                     -------------        -------------
Net fund share transactions (Note 5):
  Class 1 .........................................................       (128,943)               4,275
  Class 2 .........................................................       (131,236)               4,362
  Class 3 .........................................................       (132,006)               4,499
  Class A .........................................................        128,943                   --
  Class Y .........................................................        263,242                   --
  Class S .........................................................     33,099,227          148,628,074
                                                                     -------------        -------------
   Increase in net assets from net fund share transactions ........     33,099,227          148,641,210
                                                                     -------------        -------------
  Total increase in net assets ....................................    132,705,067          190,530,122

Net assets:
  Beginning of period .............................................    547,181,934          356,651,812
                                                                     -------------        -------------
  End of period (including undistributed net investment
   income of $4,698,055 and $293,037, respectively) ...............  $ 679,887,001        $ 547,181,934
                                                                     =============        =============

*Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                  Class A               Class Y
                                                                  -------               -------
                                                                Six months            Six months
                                                               ended 6/30/98         ended 6/30/98
                                                                (Unaudited)           (Unaudited)
                                                                -----------           -----------
Net asset value, beginning of period                             $   10.00             $   10.00
                                                                 ---------             ---------
Income (loss) from investment operations:
 Net investment income                                                0.04                  0.07
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                                 1.72                  1.71
                                                                 ---------             ---------
  Total income (loss) from investment operations                      1.76                  1.78
                                                                 ---------             ---------
Net asset value, end of period                                   $   11.76             $   11.78
                                                                 =========             =========
Total Return                                                         17.60%                17.80%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                     $152                  $310
 Net expenses to average daily net assets                             1.68%*                1.23%*
 Net investment income to average daily net assets                    0.77%*                1.22%*
 Portfolio turnover rate                                                38%                   38%

                                                                                         Class S (1)
                                                                                         -----------
                                                           Six months
                                                          ended 6/30/98    Year ended    Year ended    Year ended    Period ended
                                                           (Unaudited)      12/31/97      12/31/96      12/31/95      12/31/94**
                                                           -----------      --------      --------      --------      ----------
Net asset value, beginning of period                         $  12.38       $  11.11      $   9.58      $   9.28       $  10.00
                                                             --------       --------      --------      --------       --------
Income (loss) from investment operations:
 Net investment income                                           0.09           0.06          0.06          0.07           0.00
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                            2.13           1.69          1.71          0.41          (0.72)
                                                             --------       --------      --------      --------       --------
  Total income (loss) from investment operations                 2.22           1.75          1.77          0.48          (0.72)
                                                             --------       --------      --------      --------       --------
Less distributions to shareholders:
 From net investment income                                        --          (0.07)        (0.24)        (0.07)            --
 In excess of net investment income                                --             --            --         (0.11)            --
 From net realized gains                                           --          (0.41)           --            --             --
                                                             --------       --------      --------      --------       --------
  Total distributions                                              --          (0.48)        (0.24)        (0.18)            --
                                                             --------       --------      --------      --------       --------
Net asset value, end of period                               $  14.60       $  12.38      $  11.11      $   9.58       $   9.28
                                                             ========       ========      ========      ========       ========
Total Return @                                                  17.93%         15.79%        18.51%         5.13%         (7.20)%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                            $679,425       $546,790      $356,311      $220,718       $150,199
 Net expenses to average daily net assets#                     1.0279%*       1.0580%       1.0020%       1.0020%        1.0020%*
 Net investment income to average daily net assets               1.43%*         0.53%         0.59%         0.76%          0.04%*
 Portfolio turnover rate                                           38%            83%           58%          121%            18%
  #Computed after giving effect to the voluntary
   partial waiver of management fee by MassMutual,
   which terminated May 1, 1997. Without this partial
   waiver of fees by MassMutual, the ratio of expenses
   to average daily net assets would have been:                  N/A          1.0684%       1.0718%       1.0920%        1.0877%*

  *Annualized

 **For the period from October 3, 1994 (commencement of operations) through
   December 31, 1994.
(1)Class S shares were previously designated as Class 4 shares.

  @Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  The Trust      MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the
                   "1940 Act"), as an open-end, management investment company.
                   The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On October 3, 1994, the following seven series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds") commenced operations: MassMutual
                   Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund
                   ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core
                   Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"),
                   MassMutual Value Equity Fund ("Value Equity Fund"),
                   MassMutual Small Cap Value Equity Fund ("Small Cap Value
                   Equity Fund"), and MassMutual International Equity Fund
                   ("International Equity Fund"). A new series of the Trust,
                   MassMutual Indexed Equity Fund ("Indexed Equity Fund"), commenced operations March 1, 1998. Separate financial statements are prepared for the Indexed Equity Fund, which has a February 28 fiscal year end.



                   Each Fund has three classes of shares: Class A, Class Y, and Class S. Effective January 1, 1998, Class A and Y shares began operations, and Class 1 shares of all Funds were exchanged for Class A shares, and Class 2 and Class 3 shares of all Funds were exchanged for Class Y shares. The Class 1, Class 2, and Class 3 shares were subsequently terminated by the Board of Trustees ("Trustees"). The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. Class A shares also bear a Contingent Deferred Sales Charge (See Note 3). The new classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus. Class S shares of each Fund, which were originally designated as Class 4 shares, are available only to separate investment accounts ("SIAs") of Massachusetts Mutual Life Insurance Company ("MassMutual"). Effective December 1, 1997, Class 4 shares of the Funds were redesignated as Class S shares, and the expense structure was revised accordingly (see Note 3).

2.  Significant    The following is a summary of significant accounting policies
    Accounting     followed consistently by each Fund in the preparation of the
    Policies       financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.




       Investment  Equity securities are valued on the basis of valuations
       Valuation   furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ
                   National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                   Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Accounting for  Investment transactions are accounted for on the trade date.
      Investments  Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income     It is each Fund's intent to continue to comply with the
           Tax     provisions of subchapter M of the Internal Revenue Code of
                   1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

   Dividends and   Dividends from net investment income and distributions of any
Distributions to   net realized capital gains of each Fund are declared and paid
    Shareholders   annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency   The books and records of the Funds are maintained in U.S.
     Translation   dollars. The market values of foreign currencies, foreign
                   securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.
                   Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The
                   Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                   Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

   Forward Foreign Each Fund may enter into forward foreign currency contracts Currency Contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                   Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations for the International Equity Fund under these financial instruments at June 30, 1998 is as follows:

                                                                         In
                                  Contracts                            Exchange                       Unrealized
                   Settlement        to                Units of        for U.S.      Contracts at    Appreciation
                     Date      Deliver/Receive         Currency        Dollars          Value       (Depreciation)
                   ----------  ---------------        ---------      ----------      ------------   --------------
                   BUYS
                   07/01/98    Singapore Dollar        1,921,040   $  1,163,209     $  1,137,046     $   (26,163)
                   07/02/98    Singapore Dollar        1,269,893        764,305          751,638         (12,667)
                   08/18/98    Japanese Yen        3,824,400,000     28,143,351       27,658,728        (484,623)
                                                                                                     ------------
                                                                                                     $  (523,453)
                                                                                                     ============
                   SELLS
                   07/01/98    Swiss Franc               553,453        361,900          364,882          (2,982)
                   07/31/98    French Franc           16,259,250      2,688,368        2,689,257            (889)
                   08/18/98    Japanese Yen        3,824,400,000     28,885,196       27,658,728       1,226,468
                                                                                                     ------------
                                                                                                     $ 1,222,597
                                                                                                     ============







       Forward     Each Fund may purchase or sell securities on a "when issued"
   Commitments     or delayed delivery or on a forward commitment basis. The
                   Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The
                   Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counter-parties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations under these forward commitments at June 30, 1998, is as follows:


                      Forward              Expiration    Aggregate
                     Commitment               of         Face Value                       Market      Unrealized
                    Contracts to Buy       Contracts    of Contracts        Cost          Value      Depreciation
                    ----------------       ---------    ------------        ----          -----      ------------
                   Core Bond Fund
                   U.S. Treasury Note
                   5.375% 02/15/2001      August 1998   $40,900,000      $40,825,455    $40,759,304     $(66,151)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Allocation of In maintaining the records for the Funds, the income and Operating Activity expense accounts are allocated to each class of shares.
                   Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3. Management
   Fees and Other
   Transactions
   With Affiliates
       Investment Under an agreement between the Trust and MassMutual, Management Fees MassMutual is responsible for providing investment management of each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

                   Prime Fund                                .45%
                   Short-Term Bond Fund                      .45%
                   Core Bond Fund                            .45%
                   Balanced Fund                             .45%
                   Value Equity Fund                         .45%
                   Small Cap Value Equity Fund               .55%
                   International Equity Fund                 .85%

                   MassMutual has entered into investment sub-advisory agreements with two subsidiaries: David L. Babson and Company, Inc. ("Babson") and HarbourView Asset Management Corporation ("HarbourView"). These agreements provide that
                   (1) Babson manage the investment and reinvestment of the assets of the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity sector of the Balanced Fund, and
                   (2) HarbourView manage the investment and reinvestment of the assets of the International Equity Fund.

                   MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the Value Equity Fund and the Value Equity sector of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of .50% of the average daily net asset value of the International Equity Fund.

Administration     Under separate administrative and shareholder services
          Fees     agreements between each Fund and MassMutual, MassMutual
                   provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                                  Class A    Class Y    Class S
                                                 ---------  ---------  ---------
                   Prime Fund                      .4823%     .2823%    .0777%
                   Short-Term Bond Fund            .4767%     .2767%    .0777%
                   Core Bond Fund                  .4832%     .2832%    .0777%
                   Balanced Fund                   .4852%     .2852%    .0777%
                   Value Equity Fund               .4875%     .2875%    .0777%
                   Small Cap Value Equity Fund     .4845%     .2845%    .0777%
                   International Equity Fund       .4752%     .2752%    .0774%
72

  Service Fees     OppenheimerFunds Distributor, Inc. ("OFDI") acts as
                   distributor to each Fund. MML Investor Services, Inc.
                   ("MMLISI") serves as sub-distributor to each Fund. MassMutual has a controlling interest in OFDI and MMLISI is a wholly owned subsidiary of MassMutual. Pursuant to separate Rule
                   12b-1 Plans adopted by the Funds, Class A shares of each Fund pay a service fee (the "Service Fee") at the annual rate of .25% of the Fund's average daily net assets attributable to the Class A shares. The Adviser receives the Service Fee and may pay all or a portion to brokers and other financial intermediaries, including the distributor or the sub-distributor, for personal services rendered to Investors in Class A shares and/or maintenance of Class A shareholder accounts.





     Contingent    A Class A Contingent Deferred Sales Charge may be deducted
       Deferred    from the proceeds on any redemption made within 12 months of
   Sales Charge    the date on which the investor first purchased Class A shares of any series of the Trust. If imposed, the Class A
                   Contingent Deferred Sales Charge will be equal to 1.00% of the lesser of: (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions);
                   and (2) the original offering price (which is the original net asset value of the redeemed shares). No Class A
                   Contingent Deferred Sales Charge is charged on exchange of shares, as described in the Trust's Prospectus. However, if the shares acquired by exchange are redeemed within 12 months of the initial purchase of the exchanged shares, the Class A
                   Contingent Deferred Sales Charge will apply.

          Other Certain officers and directors of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

                   At June 30, 1998, MassMutual or separate investment accounts thereof owned all of the outstanding shares of the Trust.

4. Purchases And   Cost of purchases and proceeds from sales of investment
        Sales Of   securities (excluding short-term investments) for the six
     Investments   months ended June 30, 1998 were as follows:


                                                      Long-term U.S.
                                                       Government           Other Long-term
                                                       Securities              Securities
                                                     ----------------       ----------------
       Purchases   Short-Term Bond Fund              $     48,259,797       $              -
                   Core Bond Fund                          98,098,131             46,140,238
                   Balanced Fund                           35,367,466             44,593,515
                   Value Equity Fund                                -            292,840,988
                   Small Cap Value Equity Fund                      -            130,798,198
                   International Equity Fund                        -            359,755,637

           Sales   Short-Term Bond Fund              $     26,136,023       $      5,543,039
                   Core Bond Fund                          60,798,691             25,486,516
                   Balanced Fund                           23,293,355             65,399,893
                   Value Equity Fund                                -            309,672,029
                   Small Cap Value Equity Fund                      -            112,867,085
                   International Equity Fund                        -            229,940,029

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5.  Capital Share
    Transactions

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                      Class 1                                          Class 2
                                   Six months ended           Year ended             Six months ended           Year ended
                                    June 30, 1998           December 31, 1997          June 30, 1998          December 31, 1997

                                  Shares        Amount      Shares       Amount     Shares        Amount      Shares       Amount
                                 --------      --------    --------     --------   --------      --------    --------     --------
Prime Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --          31    $   4,723         --            --          36    $   5,393
  Redeemed                          (758)     (114,317)         --           --       (770)     (116,325)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase                      (758)    $(114,317)         31    $   4,723       (770)    $(116,325)         36    $   5,393
                               =========     =========    ========    =========   ========     =========    ========    =========
Short-Term Bond Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --         501        5,151         --            --         571        5,867
  Redeemed                       (11,916)     (122,380)         --           --    (12,115)     (124,540)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase                   (11,916)    $(122,380)        501    $   5,151    (12,115)    $(124,540)        571    $   5,867
                               =========     =========    ========    =========   ========     =========    ========    =========
Core Bond Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --         561        6,094         --            --         634        6,894
  Redeemed                       (12,073)     (131,117)         --           --    (12,265)     (133,440)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase (decrease)        (12,073)    $(131,117)        561    $   6,094    (12,265)    $(133,440)        634    $   6,894
                               =========     =========    ========    =========   ========     =========    ========    =========
Balanced Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --         722        9,696         --            --         787       10,600
  Redeemed                       (11,560)     (156,981)         --           --    (11,735)     (159,715)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase (decrease)        (11,560)    $(156,981)        722    $   9,696    (11,735)    $(159,715)        787    $  10,600
                               =========     =========    ========    =========   ========     =========    ========    =========
Value Equity Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --         915       15,245         --            --         979       16,362
  Redeemed                       (11,555)     (195,979)         --           --    (11,719)     (199,459)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase                   (11,555)    $(195,979)        915    $  15,245    (11,719)    $(199,459)        979    $  16,362
                               =========     =========    ========    =========   ========     =========    ========    =========
Small Cap Value Equity Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --       1,011       16,505         --            --       1,042       17,114
  Redeemed                       (11,677)     (192,437)         --           --    (11,809)     (195,907)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase (decrease)        (11,677)    $(192,437)      1,011    $  16,505    (11,809)    $(195,907)      1,042    $  17,114
                               =========     =========    ========    =========   ========     =========    ========    =========
International Equity Fund
  Sold                                --            --          --           --         --            --          --           --
  Issued as reinvestment
   of dividends                       --            --         350        4,275         --            --         354        4,362
  Redeemed                       (10,526)     (128,943)         --           --    (10,635)     (131,236)         --           --
                               ---------     ---------    --------    ---------   --------     ---------    --------    ---------
  Net increase (decrease)        (10,526)    $(128,943)        350    $   4,275    (10,635)    $(131,236)        354    $   4,362
                               =========     =========    ========    =========   ========     =========    ========    =========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                  Class 3                                   Class A

                                             Six months ended                  Year ended               Six months ended
                                               June 30, 1998                December 31, 1997             June 30, 1998

                                           Shares         Amount          Shares         Amount        Shares         Amount
                                           ------         ------          ------         ------        ------         ------
Prime Fund
  Sold                                         --              --              --             --         11,432      $ 114,317
  Issued as reinvestment
   of dividends                                --              --              39      $   5,838             --             --
  Redeemed                                   (777)      $(117,417)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase (decrease)                    (777)      $(117,417)             39      $   5,838         11,432      $ 114,317
                                        =========       =========       =========      =========      =========      =========

Short-Term Bond Fund
  Sold                                         --              --              --             --         12,238        122,380
  Issued as reinvestment
   of dividends                                --              --             614          6,313             --             --
  Redeemed                                (12,213)       (125,790)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (12,213)      $(125,790)            614      $   6,313         12,238      $ 122,380
                                        =========       =========       =========      =========      =========      =========

Core Bond Fund
  Sold                                         --              --              --             --         13,112        131,117
  Issued as reinvestment
   of dividends                                --              --             680          7,406             --             --
  Redeemed                                (12,379)       (134,802)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (12,379)      $(134,802)            680      $   7,406         13,112      $ 131,117
                                        =========       =========       =========      =========      =========      =========

Balanced Fund
  Sold                                         --              --              --             --         15,698        156,981
  Issued as reinvestment
   of dividends                                --              --             826         11,159             --             --
  Redeemed                                (11,820)       (161,230)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (11,820)      $(161,230)            826      $  11,159         15,698      $ 156,981
                                        =========       =========       =========      =========      =========      =========

Value Equity Fund
  Sold                                         --              --              --             --         19,598        195,979
  Issued as reinvestment
   of dividends                                --              --           1,020         17,066             --             --
  Redeemed                                (11,813)       (201,286)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (11,813)      $(201,286)          1,020      $  17,066         19,598      $ 195,979
                                        =========       =========       =========      =========      =========      =========

Small Cap Value Equity Fund
  Sold                                         --              --              --             --         19,244        192,437
  Issued as reinvestment
   of dividends                                --              --           1,085         17,846             --             --
  Redeemed                                (11,922)       (198,023)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (11,922)      $(198,023)          1,085      $  17,846         19,244      $ 192,437
                                        =========       =========       =========      =========      =========      =========

International Equity Fund
  Sold                                         --              --              --             --         12,894        128,943
  Issued as reinvestment
   of dividends                                --              --             365          4,499             --             --
  Redeemed                                (10,680)       (132,006)             --             --             --             --
                                        ---------       ---------       ---------      ---------      ---------      ---------
  Net increase                            (10,680)      $(132,006)            365      $   4,499         12,894      $ 128,943
                                        =========       =========       =========      =========      =========      =========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                            Class Y                                           Class S

                                       Six months ended               Six months ended                        Year ended
                                         June 30, 1998                  June 30, 1998                      December 31, 1997

                                   Shares           Amount          Shares           Amount             Shares           Amount
                                  --------         --------        --------         --------           --------         --------
Prime Fund
  Sold                              23,374    $     233,742        1,558,056     $ 238,111,316         2,313,757     $ 356,901,047
  Issued as reinvestment
   of dividends                         --               --               --                --            89,849        13,552,104
  Redeemed                              --               --       (1,557,944)     (238,314,405)       (2,516,899)     (387,704,105)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase (decrease)           23,374    $     233,742              112     $    (203,089)         (113,293)    $ (17,250,954)
                             =============    =============    =============     =============     =============     =============

Short-Term Bond Fund
  Sold                              25,033          250,330        8,219,321        85,482,497         9,428,262        98,207,327
  Issued as reinvestment
   of dividends                         --               --               --                --         1,038,249        10,611,443
  Redeemed                              --               --       (3,327,952)      (34,727,663)       (5,254,453)      (54,663,274)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      25,033    $     250,330        4,891,369     $  50,754,834         5,212,058     $  54,155,496
                             =============    =============    =============     =============     =============     =============

Core Bond Fund
  Sold                              26,824          268,242        9,805,388       107,950,632        18,573,681       200,529,976
  Issued as reinvestment
   of dividends                         --               --               --                --         2,529,434        27,329,767
  Redeemed                              --               --       (6,628,597)      (72,897,618)      (13,062,080)     (141,570,384)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      26,824    $     268,242        3,176,791     $  35,053,014         8,041,035     $  86,289,359
                             =============    =============    =============     =============     =============     =============

Balanced Fund
  Sold                              32,095          320,945        8,345,206       118,854,508        15,490,780       208,070,969
  Issued as reinvestment
   of dividends                         --               --               --                --         3,601,954        48,404,059
  Redeemed                              --               --       (8,155,994)     (115,880,196)      (16,501,676)     (221,896,742)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      32,095    $     320,945          189,212     $   2,974,312         2,591,058     $  34,578,286
                             =============    =============    =============     =============     =============     =============

Value Equity Fund
  Sold                              40,074          400,745       21,107,830       383,407,211        42,809,442       708,198,212
  Issued as reinvestment
   of dividends                         --               --               --                --        16,938,371       282,797,539
  Redeemed                              --               --      (22,976,701)     (417,031,652)      (43,586,898)     (722,935,752)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      40,074    $     400,745       (1,868,871)    $ (33,624,441)       16,160,915     $ 268,059,999
                             =============    =============    =============     =============     =============     =============

Small Cap Value Equity Fund
  Sold                              39,393          393,930        8,122,329       139,548,991        14,575,709       230,041,190
  Issued as reinvestment
   of dividends                         --               --               --                --         3,890,912        64,043,615
  Redeemed                              --               --       (6,654,821)     (113,448,024)      (10,914,681)     (173,997,186)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      39,393    $     393,930        1,467,508     $  26,100,967         7,551,940     $ 120,087,619
                             =============    =============    =============     =============     =============     =============

International Equity Fund
  Sold                              26,324          263,242       10,391,363       142,757,128        22,135,252       274,603,312
  Issued as reinvestment
   of dividends                         --               --               --                --         1,662,863        20,542,197
  Redeemed                              --               --       (8,022,804)     (109,657,901)      (11,688,395)     (146,517,435)
                             -------------    -------------    -------------     -------------     -------------     -------------
  Net increase                      26,324    $     263,242        2,368,559     $  33,099,227        12,109,720     $ 148,628,074
                             =============    =============    =============     =============     =============     =============

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

6. Foreign
   Securities

The International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income
   Tax Information

At June 30, 1998, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                  Federal        Tax Basis       Tax Basis     Net Unrealized
                                Income Tax       Unrealized      Unrealized     Appreciation
                                   Cost         Appreciation    Depreciation   (Depreciation)
                              --------------   ------------    -------------   --------------
Prime Fund                    $  250,503,307   $        340    $    (18,387)    $    (18,047)
Short-Term Bond Fund             255,227,178      1,707,236        (764,495)         942,741
Core Bond Fund                   491,703,700     17,540,803        (594,299)      16,946,504
Balanced Fund                    558,592,936    142,717,504      (2,616,351)     140,101,153
Value Equity Fund              2,223,742,407  1,239,592,467     (21,123,960)   1,218,468,507
Small Cap Value Equity Fund      523,063,066    226,094,970     (24,206,577)     201,888,393
International Equity Fund        577,955,097    146,931,472     (41,132,358)     105,799,114

At December 31, 1997, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                            Amount                   Expiration Date
                                     --------------------      --------------------------
Prime Fund                               $     2,082                December 31, 2003
Prime Fund                                     2,368                December 31, 2004
Prime Fund                                     7,761                December 31, 2005

8. Line of Credit

The Trust, on behalf of each Fund, maintains a discretionary line of credit agreement with PNC Bank, N.A. Each Fund may borrow under the line of credit, provided that the Trust's borrowings do not exceed $50,000,000 in the aggregate at any one time. Interest is charged based on outstanding borrowings at the Federal Funds Rate plus .45%. Only the International Equity Fund utilized the line of credit during the six months ended June 30, 1998. Average daily borrowings for the six months ended June 30, 1998 were $6,454,717 and the average interest rate was 5.97%. The maximum borrowing outstanding during the six months ended June 30, 1998 was $13,300,000.

9. Subsequent
   Event
   Regarding
   Affiliated
   Transaction

As of the close of business on July 31, 1998, MassMutual separate investment accounts purchased Class S shares of certain Funds in exchange for the contribution of securities having equivalent value, as determined in accordance with the procedures adopted by the Funds to value assets pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended. These separate investment accounts had been established and maintained by Connecticut Mutual Life Insurance Company, which was merged with and into MassMutual as of February 29, 1996. MassMutual succeeded to these separate investment accounts by operation of law.

Each MassMutual separate investment account had the identical investment adviser, portfolio manager and similar investment objective as the Fund to which it contributed securities. MassMutual separate investment accounts purchased 67,513,069 Class S shares of MassMutual Prime Fund in exchange for securities having a value of $10,497,607, MassMutual separate investment accounts purchased 1,764,834,394 Class S shares of MassMutual Short-Term Bond Fund in exchange for securities having a value of $18,671,948, MassMutual separate investment accounts purchased 2,916,145,299 Class S shares of MassMutual Core Bond Fund in exchange for securities having a value of $32,835,796, MassMutual separate investment accounts purchased 1,889,423,457 Class S shares of MassMutual Value Equity Fund in exchange for securities having a value of $33,896,257, and MassMutual separate investment accounts purchased 1,344,543,249 Class S shares of MassMutual International Equity Fund in exchange for securities having a value of $20,006,804.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus, containing more complete information including fees, risks, and expenses. If used as sales material, this report must be accompanied by a Performance Update for the most recently completed calendar quarter. The figures in this report reflect past results. The investment return and principal value of shares will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. All investments are subject to certain risks. For example, stocks are sensitive to price changes and bonds are affected by interest rate fluctuations. Investors should make investment decisions based on an investment strategy that takes into consideration investment goals, the length of time money can stay invested, and risk tolerance. Portfolio changes should not be considered recommendations for action by individual investors.